                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-4108

                       Oppenheimer Variable Account Funds
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 09/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares        Value
                                                       ---------   -------------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--19.0%
AUTO COMPONENTS--0.5%
BorgWarner, Inc.(1)                                       57,190   $   3,009,338
                                                                   -------------
DIVERSIFIED CONSUMER SERVICES--0.8%
Sotheby's                                                121,360       4,468,475
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE--4.5%
Cheesecake Factory, Inc. (The)(1)                        174,630       4,622,456
Chipotle Mexican Grill, Inc., Cl. A(1)                    46,080       7,925,760
Panera Bread Co., Cl. A(1)                                88,140       7,810,085
Starwood Hotels & Resorts Worldwide, Inc.                107,310       5,639,141
                                                                   -------------
                                                                      25,997,442
                                                                   -------------
HOUSEHOLD DURABLES--0.8%
Tupperware Brands Corp.                                  105,300       4,818,528
                                                                   -------------
INTERNET & CATALOG RETAIL--1.3%
Priceline.com, Inc.(1)                                    21,640       7,538,078
                                                                   -------------
LEISURE EQUIPMENT & PRODUCTS--1.0%
Hasbro, Inc.                                             128,660       5,726,657
                                                                   -------------
MEDIA--3.2%
Discovery Communications, Inc.(1)                        196,430       8,554,527
Scripps Networks Interactive, Cl. A                      100,680       4,790,354
Valassis Communications, Inc.(1)                         146,330       4,959,124
                                                                   -------------
                                                                      18,304,005
                                                                   -------------
MULTILINE RETAIL--2.6%
Dollar Tree, Inc.(1)                                     181,305       8,840,432
Nordstrom, Inc.                                          161,040       5,990,688
                                                                   -------------
                                                                      14,831,120
                                                                   -------------
SPECIALTY RETAIL--3.3%
O'Reilly Automotive, Inc.(1)                             112,260       5,972,232
Tiffany & Co.                                             94,820       4,455,592
Tractor Supply Co.                                       146,910       5,826,451
Urban Outfitters, Inc.(1)                                 89,230       2,805,391
                                                                   -------------
                                                                      19,059,666
                                                                   -------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Phillips/Van Heusen Corp.                                 97,770       5,881,843
                                                                   -------------
CONSUMER STAPLES--4.6%
BEVERAGES--0.9%
Hansen Natural Corp.(1)                                  113,910       5,310,484
                                                                   -------------
FOOD & STAPLES RETAILING--1.0%
Whole Foods Market, Inc.(1)                              151,450       5,620,310
                                                                   -------------
FOOD PRODUCTS--1.0%
J.M. Smucker Co. (The)                                    46,360       2,806,171
TreeHouse Foods, Inc.(1)                                  65,610       3,024,621
                                                                   -------------
                                                                       5,830,792
                                                                   -------------
PERSONAL PRODUCTS--1.7%
Estee Lauder Cos., Inc. (The), Cl. A                      88,680       5,607,236



                 1 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares        Value
                                                       ---------   -------------
PERSONAL PRODUCTS CONTINUED
Nu Skin Asia Pacific, Inc., Cl. A                        137,690   $   3,965,472
                                                                   -------------
                                                                       9,572,708
                                                                   -------------
ENERGY--5.1%
ENERGY EQUIPMENT & SERVICES--2.3%
Complete Production Services, Inc.(1)                    217,280       4,443,376
Core Laboratories NV                                      53,200       4,683,728
Superior Energy Services, Inc.(1)                        161,930       4,321,912
                                                                   -------------
                                                                      13,449,016
                                                                   -------------
OIL, GAS & CONSUMABLE FUELS--2.8%
Concho Resources, Inc.(1)                                171,840      11,370,653
Whiting Petroleum Corp.(1)                                46,550       4,445,991
                                                                   -------------
                                                                      15,816,644
                                                                   -------------
FINANCIALS--6.5%
CAPITAL MARKETS--1.1%
Affiliated Managers Group, Inc.(1)                        37,040       2,889,490
Stifel Financial Corp.(1)                                 79,070       3,660,150
                                                                   -------------
                                                                       6,549,640
                                                                   -------------
COMMERCIAL BANKS--1.7%
East West Bancorp, Inc.                                  257,580       4,193,402
Signature Bank(1)                                        146,810       5,702,100
                                                                   -------------
                                                                       9,895,502
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
MSCI, Inc., Cl. A(1)                                     126,450       4,199,405
                                                                   -------------
INSURANCE--0.5%
Assured Guaranty Ltd.                                    165,560       2,832,732
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS--1.1%
Digital Realty Trust, Inc.                               100,710       6,213,807
                                                                   -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.4%
Jones Lang LaSalle, Inc.                                  92,000       7,936,840
                                                                   -------------
HEALTH CARE--15.6%
BIOTECHNOLOGY--3.3%
Alexion Pharmaceuticals, Inc.(1)                         165,700      10,664,452
Human Genome Sciences, Inc.(1)                           141,180       4,205,752
United Therapeutics Corp.(1)                              71,170       3,986,232
                                                                   -------------
                                                                      18,856,436
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
Edwards Lifesciences Corp.(1)                             93,840       6,291,972
ResMed, Inc.(1)                                          192,840       6,327,080
Thoratec Corp.(1)                                        114,690       4,241,236
                                                                   -------------
                                                                      16,860,288
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES--5.5%
AmerisourceBergen Corp.                                   92,370       2,832,064
Catalyst Health Solutions, Inc.(1)                       105,260       3,706,205
Emergency Medical Services LP, Cl. A(1)                  113,530       6,045,473
Health Management Associates, Inc., Cl. A(1)             611,280       4,682,405


                 2 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares        Value
                                                       ---------   -------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
HMS Holdings Corp.(1)                                    143,740   $   8,472,036
Schein (Henry), Inc.(1)                                  104,390       6,115,166
                                                                   -------------
                                                                      31,853,349
                                                                   -------------
HEALTH CARE TECHNOLOGY--1.7%
Cerner Corp.(1)                                           52,110       4,376,719
SXC Health Solutions Corp.(1)                            158,100       5,765,907
                                                                   -------------
                                                                      10,142,626
                                                                   -------------
LIFE SCIENCES TOOLS & SERVICES--0.8%
Waters Corp.(1)                                           65,330       4,624,057
                                                                   -------------
PHARMACEUTICALS--1.4%
Perrigo Co.                                               82,200       5,278,884
Valeant Pharmaceuticals International, Inc.              109,300       2,737,965
                                                                   -------------
                                                                       8,016,849
                                                                   -------------
INDUSTRIALS--14.2%
AEROSPACE & DEFENSE--2.8%
BE Aerospace, Inc.(1)                                    192,730       5,841,646
DigitalGlobe, Inc.(1)                                    138,590       4,213,136
TransDigm Group, Inc.                                     94,690       5,875,515
                                                                   -------------
                                                                      15,930,297
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES--1.2%
Stericycle, Inc.(1)                                       67,440       4,685,731
Waste Connections, Inc.(1)                                56,010       2,221,357
                                                                   -------------
                                                                       6,907,088
                                                                   -------------
ELECTRICAL EQUIPMENT--4.0%
AMETEK, Inc.                                             122,630       5,858,035
Regal-Beloit Corp.                                        71,400       4,190,466
Rockwell Automation, Inc.                                119,950       7,404,514
Roper Industries, Inc.                                    82,480       5,376,046
                                                                   -------------
                                                                      22,829,061
                                                                   -------------
MACHINERY--2.7%
Bucyrus International, Inc.                               60,290       4,181,112
Gardner Denver, Inc.                                     100,661       5,403,482
Parker-Hannifin Corp.                                     88,440       6,196,106
                                                                   -------------
                                                                      15,780,700
                                                                   -------------
PROFESSIONAL SERVICES--0.5%
Verisk Analytics, Inc., Cl. A(1)                         101,280       2,836,853
                                                                   -------------
ROAD & RAIL--1.9%
Hunt (J.B.) Transport Services, Inc.                     128,090       4,444,723
Kansas City Southern, Inc.(1)                            175,870       6,579,297
                                                                   -------------
                                                                      11,024,020
                                                                   -------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
MSC Industrial Direct Co., Inc., Cl. A                   119,530       6,459,401
                                                                   -------------
INFORMATION TECHNOLOGY--24.2%
COMMUNICATIONS EQUIPMENT--3.4%
F5 Networks, Inc.(1)                                     120,790      12,539,210


                 3 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares        Value
                                                       ---------   -------------
COMMUNICATIONS EQUIPMENT CONTINUED
Riverbed Technology, Inc.(1)                             159,700   $   7,279,126
                                                                   -------------
                                                                      19,818,336
                                                                   -------------
COMPUTERS & PERIPHERALS--1.6%
NetApp, Inc.(1)                                          185,650       9,243,514
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Dolby Laboratories, Inc., Cl. A(1)                        47,280       2,685,977
                                                                   -------------
INTERNET SOFTWARE & SERVICES--4.4%
Akamai Technologies, Inc.(1)                             121,660       6,104,899
Equinix, Inc.(1)                                          67,463       6,904,838
GSI Commerce, Inc.(1)                                    211,610       5,226,767
Mercadolibre, Inc.(1)                                     38,620       2,787,592
SINA Corp.(1)                                             81,740       4,134,409
                                                                   -------------
                                                                      25,158,505
                                                                   -------------
IT SERVICES--1.7%
Cognizant Technology Solutions Corp.(1)                  155,310      10,012,836
                                                                   -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.5%
ARM Holdings plc, Sponsored ADR                          314,820       5,906,023
Broadcom Corp., Cl. A                                    151,450       5,359,816
Cavium Networks, Inc.(1)                                 155,850       4,482,246
Netlogic Microsystems, Inc.(1)                           168,000       4,633,440
Skyworks Solutions, Inc.(1)                              275,860       5,704,785
                                                                   -------------
                                                                      26,086,310
                                                                   -------------
SOFTWARE--8.1%
Citrix Systems, Inc.(1)                                  115,400       7,874,896
Concur Technologies, Inc.(1)                             132,060       6,529,046
Informatica Corp.(1)                                     178,990       6,875,006
Red Hat, Inc.(1)                                         210,360       8,624,760
Rovi Corp.(1)                                            117,470       5,921,663
Salesforce.com, Inc.(1)                                   63,940       7,148,492
TIBCO Software, Inc.(1)                                  232,570       4,125,792
                                                                   -------------
                                                                      47,099,655
                                                                   -------------
MATERIALS--5.5%
CHEMICALS--3.3%
Albemarle Corp.                                          164,950       7,721,310
Lubrizol Corp. (The)                                      66,220       7,017,333
Solutia, Inc.(1)                                         286,350       4,587,327
                                                                   -------------
                                                                      19,325,970
                                                                   -------------
CONTAINERS & PACKAGING--0.8%
Rock-Tenn Co., Cl. A                                      97,250       4,844,023
                                                                   -------------
METALS & MINING--1.4%
Silver Wheaton Corp.(1)                                  190,650       5,080,823
Steel Dynamics, Inc.                                     197,720       2,789,829
                                                                   -------------
                                                                       7,870,652
                                                                   -------------


                 4 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)


                                                        Shares        Value
                                                       ---------   -------------
TELECOMMUNICATION SERVICES--3.6%
WIRELESS TELECOMMUNICATION SERVICES--3.6%
Crown Castle International Corp.(1)                      130,230   $   5,749,655
NII Holdings, Inc.(1)                                    172,610       7,094,271
SBA Communications Corp.(1)                              200,370       8,074,904
                                                                   -------------
                                                                      20,918,830
                                                                   -------------
Total Common Stocks (Cost $440,198,991)                              568,048,665
                                                                   -------------
INVESTMENT COMPANY--1.5%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24% (2,3) (Cost $8,580,434)                          8,580,434       8,580,434
                                                       ---------   -------------
TOTAL INVESTMENTS, AT VALUE (COST $448,779,425)             99.8%    576,629,099
                                                       ---------   -------------
Other Assets Net of Liabilities                              0.2       1,068,833
                                                       ---------   -------------
Net Assets                                                 100.0%  $ 577,697,932
                                                       =========   =============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of September 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES           GROSS          GROSS             SHARES
                                  DECEMBER 31, 2009    ADDITIONS     REDUCTIONS    SEPTEMBER 30, 2010
                                  -----------------   -----------   ------------   ------------------
Oppenheimer Institutional Money
   Market Fund, Cl. E                10,877,341       196,921,165    199,218,072         8,580,434

                                    VALUE      INCOME
                                  ----------   -------
Oppenheimer Institutional Money
Market Fund, Cl. E                $8,580,434   $25,701

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:


                 5 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)


                                                LEVEL 2--
                                  LEVEL 1--       OTHER        LEVEL 3--
                                 UNADJUSTED    SIGNIFICANT   SIGNIFICANT
                                   QUOTED       OBSERVABLE   UNOBSERVABLE
                                   PRICES         INPUTS         INPUTS        VALUE
                                ------------   -----------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $109,635,152      $--            $--        $109,635,152
   Consumer Staples               26,334,294       --             --          26,334,294
   Energy                         29,265,660       --             --          29,265,660
   Financials                     37,627,926       --             --          37,627,926
   Health Care                    90,353,605       --             --          90,353,605
   Industrials                    81,767,420       --             --          81,767,420
   Information Technology        140,105,133       --             --         140,105,133
   Materials                      32,040,645       --             --          32,040,645
   Telecommunication Services     20,918,830       --             --          20,918,830
Investment Company                 8,580,434       --             --           8,580,434
                                ------------      ---            ---        ------------
Total Assets                    $576,629,099      $--            $--        $576,629,099
                                ============      ===            ===        ============

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.


                 6 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Small & Mid-Cap Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $453,115,955
                                 ============
Gross unrealized appreciation    $126,309,382
Gross unrealized depreciation      (2,796,238)
                                 ------------
Net unrealized appreciation      $123,513,144
                                 ============


                 7 | Oppenheimer Small & Mid-Cap Growth Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
COMMON STOCKS--56.5%
CONSUMER DISCRETIONARY--2.0%
MEDIA--2.0%
Jupiter Telecommunications Co. Ltd.                                     4,393   $     4,736,104
                                                                                ---------------

CONSUMER STAPLES--6.5%
FOOD & STAPLES RETAILING--1.9%
CVS Caremark Corp.                                                     44,100         1,387,827
Kroger Co. (The)                                                       89,600         1,940,736
Walgreen Co.                                                           31,000         1,038,500
                                                                                ---------------
                                                                                      4,367,063
                                                                                ---------------
FOOD PRODUCTS--2.0%
Nestle SA                                                              87,780         4,676,419
                                                                                ---------------
TOBACCO--2.6%
Altria Group, Inc.                                                     83,010         1,993,900
Lorillard, Inc.                                                        50,660         4,068,505
                                                                                ---------------
                                                                                      6,062,405
                                                                                ---------------
ENERGY--7.3%
ENERGY EQUIPMENT & SERVICES--1.2%
Halliburton Co.                                                        49,300         1,630,351
Schlumberger Ltd.                                                      20,400         1,256,844
                                                                                ---------------
                                                                                      2,887,195
                                                                                ---------------
OIL, GAS & CONSUMABLE FUELS--6.1%
Chevron Corp.                                                          86,600         7,018,930
CONSOL Energy, Inc.                                                    31,300         1,156,848
Exxon Mobil Corp.                                                      96,370         5,954,702
                                                                                ---------------
                                                                                     14,130,480
                                                                                ---------------
FINANCIALS--7.9%
CAPITAL MARKETS--0.9%
Lazard Ltd., Cl. A                                                     29,900         1,048,892
Morgan Stanley                                                         46,300         1,142,684
                                                                                ---------------
                                                                                      2,191,576
                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES--2.2%
JPMorgan Chase & Co.                                                  132,900         5,059,503
                                                                                ---------------
INSURANCE--4.8%
Assurant, Inc.                                                         51,500         2,096,050
Everest Re Group Ltd.                                                  68,430         5,917,142
MetLife, Inc.                                                          82,200         3,160,590
                                                                                ---------------
                                                                                     11,173,782
                                                                                ---------------
HEALTH CARE--7.0%
BIOTECHNOLOGY--4.0%
Amgen, Inc.(1)                                                         46,400         2,557,104
Genzyme Corp. (General Division)(1)                                    39,680         2,808,947
Gilead Sciences, Inc.(1)                                               77,790         2,770,102
Vanda Pharmaceuticals, Inc.(1)                                        199,000         1,329,320
                                                                                ---------------
                                                                                      9,465,473
                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES--1.2%
Aetna, Inc.                                                            87,140         2,754,495
                                                                                ---------------


                        1 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
PHARMACEUTICALS--1.8%
Merck & Co., Inc.                                                     113,127   $     4,164,205
                                                                                ---------------
INDUSTRIALS--3.2%
AEROSPACE & DEFENSE--0.0%
AerCap Holdings NV(1)                                                   9,000           106,470
                                                                                ---------------
ELECTRICAL EQUIPMENT--0.6%
General Cable Corp.(1)                                                 50,500         1,369,560
                                                                                ---------------
INDUSTRIAL CONGLOMERATES--0.6%
Tyco International Ltd.                                                41,300         1,516,949
                                                                                ---------------
MACHINERY--1.5%
Navistar International Corp.(1)                                        77,940         3,401,302
                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Aircastle Ltd.                                                        133,700         1,133,776
                                                                                ---------------
INFORMATION TECHNOLOGY--17.7%
COMMUNICATIONS EQUIPMENT--3.6%
Orbcomm, Inc.(1)                                                          375               851
QUALCOMM, Inc.                                                        113,360         5,114,803
Research in Motion Ltd.(1)                                             65,680         3,197,959
                                                                                ---------------
                                                                                      8,313,613
COMPUTERS & PERIPHERALS--0.8%
Dell, Inc.(1)                                                         147,000         1,905,120
                                                                                ---------------

INTERNET SOFTWARE & SERVICES--4.3%
eBay, Inc.(1)                                                         150,600         3,674,640
Google, Inc., Cl. A(1)                                                 12,010         6,314,738
                                                                                ---------------
                                                                                      9,989,378
                                                                                ---------------
IT SERVICES--0.7%
MasterCard, Inc., Cl. A                                                 7,300         1,635,200
                                                                                ---------------
SOFTWARE--8.3%
Microsoft Corp.                                                        73,290         1,794,872
Oracle Corp.                                                          128,700         3,455,595
Take-Two Interactive Software, Inc.(1)                              1,048,576        10,632,561
THQ, Inc.(1)                                                          853,300         3,430,266
                                                                                ---------------
                                                                                     19,313,294
                                                                                ---------------
MATERIALS--4.3%
CHEMICALS--4.3%
Celanese Corp., Series A                                               46,000         1,476,600
Mosaic Co. (The)                                                      104,290         6,128,080
Potash Corp. of Saskatchewan, Inc.                                     16,200         2,333,448
                                                                                ---------------
                                                                                      9,938,128
                                                                                ---------------
METALS & MINING--0.0%
Kaiser Aluminum Corp.                                                     115             4,921
                                                                                ---------------
TELECOMMUNICATION SERVICES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
XO Holdings, Inc.(1)                                                       85                51
                                                                                ---------------
UTILITIES--0.6%
ELECTRIC UTILITIES--0.6%
Edison International, Inc.                                             40,500         1,392,795
                                                                                ---------------
Total Common Stocks (Cost $132,254,782)                                             131,689,257
                                                                                ---------------


                        2 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
PREFERRED STOCKS--2.3%
Mylan, Inc., 6.50% Cv., Non-Vtg. (Cost $3,047,107)                      4,800   $     5,361,600

                                                                 Principal
                                                                   Amount
                                                              ---------------
ASSET-BACKED SECURITIES--4.1%
Ally Auto Receivables Trust 2010-2, Automobile
Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12       $       235,000           235,682
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 2.007%, 1/15/13(2,3)              240,000           245,027
Ally Master Owner Trust 2010-3, Asset-Backed
Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13(2)                 200,000           206,484
AmeriCredit Prime Automobile Receivables Trust 2010-1,
Automobile Receivable Nts., Series 2010-1, Cl. A2,
0.97%, 1/15/13                                                         96,007            96,068
AmeriCredit Prime Automobile Receivables Trust 2010-2,
Automobile Receivable Nts., Series 2010-2, Cl. A2,
1.22%, 10/8/13                                                        100,000           100,354
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
1.216%, 5/25/34(3)                                                    306,713           277,261
Bank of America Auto Trust 2010-2, Automobile
Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12                   150,000           150,447
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16, Cl. A16,
4.72%, 5/15/13                                                        265,000           267,371
Bayview Financial Mortgage Pass-Through Trust 2006-A,
Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4,
0.556%, 2/28/41(3)                                                    291,811           239,119
Capital One Multi-asset Execution Trust, Credit Card
Asset-Backed Certificates, Series 2008-A5, Cl. A5,
4.85%, 2/18/14                                                        260,000           266,084
Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(2)                                      73,164            77,474
Chrysler Financial Lease Trust, Asset-Backed Nts.,
Series 2010-A, Cl. A2, 1.78%, 6/15/11(2)                              260,000           260,765
CIT Equipment Collateral, Asset-Backed Certificates,
Series 2009-VT1, Cl. A2, 2.20%, 10/15/10(2)                            50,878            50,905
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15                  180,000           190,032
CNH Equipment Trust, Asset-Backed Certificates:                       162,689           163,888
Series 2009-B, Cl. A3, 2.97%, 3/15/13
Series 2010-A, Cl. A2, 0.81%, 3/25/15                                 305,000           305,457
Countrywide Home Loans, Asset-Backed Certificates:                     15,004            13,107
Series 2002-4, Cl. A1, 0.996%, 2/25/33(3)
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(3)                           290,191           234,681
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(3)                           161,404           130,562
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
0.376%, 6/25/47(3)                                                    480,000           420,591
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable
Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13                            280,000           289,049
Discover Card Master Trust, Credit Card Receivables,
Series 2008-A3, Cl. A3, 5.10%, 10/15/13                               235,000           240,941
DT Auto Owner Trust, Automobile Receivable Nts., Series
2009-1, Cl. A1, 2.98%, 10/15/15(2)                                    161,860           162,686


                        3 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
Ford Credit Auto Lease Trust, Automobile Receivable           $       198,277   $       198,677
Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13(2)
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:               9,158             9,164
Series 2009-B, Cl. A2, 2.10%, 11/15/11
Series 2009-E, Cl. A2, 0.80%, 3/15/12                                 428,255           428,558
Series 2010-A, Cl. A4, 2.15%, 6/15/15                                 350,000           360,755
Ford Credit Floorplan Master Owner Trust 2009-2,
Asset-Backed Nts., Series 2009-2, Cl. A, 1.807%,
9/15/12(3)                                                            245,000           249,234
Ford Credit Floorplan Master Owner Trust 2010-1,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.907%,
12/15/14(2,3)                                                         250,000           255,307
GE Capital Credit Card Master Note Trust, Asset-Backed
Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15                            105,000           110,157
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle
Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12              233,618           234,059
Hertz Vehicle Financing LLC, Automobile Receivable Nts.,
Series 2010-1A, Class A1, 2.60%, 2/15/14(2)                           240,000           244,498
Honda Auto Receivables 2009-3 Owner Trust, Automobile
Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11              103,192           103,301
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2005-3,
Cl. A1, 0.517%, 1/20/35(3)                                            243,483           233,705
HSBC Home Equity Loan Trust 2006-4, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2006-4,
Cl. A2V, 0.367%, 3/20/36(3)                                            90,821            90,372
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.607%, 3/15/16(3)               255,000           251,778
Merrill Auto Trust Securitization 2007-1, Asset-Backed
Nts., Series 2007-1, Cl. A4, 0.317%, 12/15/13(3)                      194,349           193,692
Morgan Stanley Resecuritization Trust, Automobile
Receivable Nts., Series 2010-F, Cl. A, 0.522%,
6/17/11(2,3)                                                          485,000           481,092
Morgan Stanley Structured Trust I 2001-1, Asset-Backed
Certificates, Series 2004-1, Cl. A1, 0.336%, 6/25/37(3)               250,845           231,553
Navistar Financial Dealer Note Master Owner Trust,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.906%,
1/26/15(2,3)                                                          405,000           406,218
Nissan Master Owner Trust, Automobile Receivable Nts.,
Series 2010-AA, Cl. A, 1.407%, 1/15/13(2,3)                           240,000           243,740
RASC Series 2006-KS7 Trust, Home Equity Mtg.
Asset-Backed Pass-Through Certificates, Series 2006-KS7,
Cl. A2, 0.356%, 9/25/36(3)                                            156,161           154,985
Santander Drive Auto Receivables Trust 2010-2,
Automobile Receivable Nts., Series 2010-2, Cl. A2,
0.95%, 8/15/13                                                        225,000           225,082
World Financial Network Credit Card Master Note Trust,                245,000           253,630
Credit Card Receivables, Series 2009-A, Cl. A, 4.60%,
9/15/15
                                                                                ---------------
Total Asset-Backed Securities (Cost $9,736,574)                                       9,583,592
                                                                                ---------------
MORTGAGE-BACKED OBLIGATIONS--23.8%
GOVERNMENT AGENCY--18.9%
FHLMC/FNMA/FHLB/SPONSORED--16.2%
Federal Home Loan Mortgage Corp.:
5.50%, 9/1/39                                                       1,360,912         1,444,583


                        4 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
7%, 10/1/37                                                   $     1,125,317   $     1,253,992
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.               251,665           378,760
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.627%, 3/25/36(3)
Series 2426, Cl. BG, 6%, 3/15/17                                      459,335           500,092
Series 2427, Cl. ZM, 6.50%, 3/15/32                                   487,624           551,115
Series 2626, Cl. TB, 5%, 6/1/33                                       756,292           829,451
Series 2638, Cl. KG, 4%, 11/1/27                                      799,904           810,598
Series 2648, Cl. JE, 3%, 2/1/30                                       348,055           350,486
Series 2663, Cl. BA, 4%, 8/1/16                                       499,022           508,947
Series 2676, Cl. KB, 5%, 2/1/20                                       159,474           161,859
Series 2686, Cl. CD, 4.50%, 2/1/17                                    300,925           307,336
Series 2907, Cl. GC, 5%, 6/1/27                                       115,829           118,756
Series 2911, Cl. CU, 5%, 2/1/28                                       330,702           338,340
Series 2929, Cl. PC, 5%, 1/1/28                                       117,878           120,211
Series 2952, Cl. GJ, 4.50%, 12/1/28                                    70,394            71,282
Series 3019, Cl. MD, 4.75%, 1/1/31                                    333,800           343,735
Series 3025, Cl. SJ, 23.806%, 8/15/35(3)                               76,902           114,121
Series 3094, Cl. HS, 23.44%, 6/15/34(3)                               150,329           210,189
Series 3157, Cl. MC, 5.50%, 2/1/26                                     70,422            70,435
Series 3242, Cl. QA, 5.50%, 3/1/30                                    170,730           175,367
Series 3279, Cl. PH, 6%, 2/1/27                                        35,990            35,992
Series 3291, Cl. NA, 5.50%, 10/1/27                                    79,461            80,370
Series 3306, Cl. PA, 5.50%, 10/1/27                                   151,929           154,013
Series R001, Cl. AE, 4.375%, 4/1/15                                    90,248            91,944
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 183, Cl. IO, 12.106%, 4/1/27(4)                                194,923            46,191
Series 192, Cl. IO, 9.347%, 2/1/28(4)                                  57,272             9,839
Series 2130, Cl. SC, 50.396%, 3/15/29(4)                              150,192            28,161
Series 224, Cl. IO, 0%, 3/1/33(4,5)                                   285,635            49,276
Series 243, Cl. 6, 2.394%, 12/15/32(4)                                191,584            39,800
Series 2527, Cl. SG, 26.977%, 2/15/32(4)                               73,477             3,477
Series 2531, Cl. ST, 41.705%, 2/15/30(4)                              981,310            53,145
Series 2796, Cl. SD, 65.357%, 7/15/26(4)                              222,205            41,463
Series 2802, Cl. AS, 99.999%, 4/15/33(4)                              224,560            18,803
Series 2920, Cl. S, 67.198%, 1/15/35(4)                             1,175,647           177,082
Series 3000, Cl. SE, 99.999%, 7/15/25(4)                            1,084,972           155,703
Series 3110, Cl. SL, 99.999%, 2/15/26(4)                              169,757            22,743
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.418%, 6/1/26(6)                                                      54,081            48,665
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40(7)                                           2,002,000         2,100,491
5%, 10/1/25-10/1/40(7)                                              3,068,000         3,236,501
5.50%, 9/25/20                                                         12,723            13,752
5.50%, 10/1/25-10/1/40(7)                                           4,518,000         4,807,465
6%, 12/1/34-3/1/37                                                  2,302,550         2,509,478
6%, 10/1/25(7)                                                      3,229,000         3,484,169
6%, 11/1/34(8)                                                      1,128,394         1,231,974


                        5 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
6.50%, 10/1/40(7)                                             $     1,780,000   $     1,941,035
7%, 11/1/17(8)                                                        219,997           233,586
7.50%, 1/1/33                                                         218,555           249,372
8.50%, 7/1/32                                                           6,060             6,851
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                                   175,792           194,006
Trust 2004-101, Cl. BG, 5%, 1/25/20                                 1,000,000         1,095,122
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                                  401,830           410,575
Trust 2004-9, Cl. AB, 4%, 7/1/17                                      304,126           312,740
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                               700,000           801,075
Trust 2005-12, Cl. JC, 5%, 6/1/28                                     313,019           322,113
Trust 2005-22, Cl. EC, 5%, 10/1/28                                    118,545           122,051
Trust 2005-30, Cl. CU, 5%, 4/1/29                                     124,881           129,010
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                                 490,492           518,156
Trust 2006-46, Cl. SW, 23.26%, 6/25/36(3)                             188,909           280,010
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                 230,064           233,755
Trust 2009-37, Cl. HA, 4%, 4/1/19                                     688,791           734,147
Trust 2009-70, Cl. PA, 5%, 8/1/35                                     735,797           788,484
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-65, Cl. S, 42.301%, 11/25/31(4)                            495,802           103,309
Trust 2001-81, Cl. S, 34.657%, 1/25/32(4)                             114,197            21,510
Trust 2002-47, Cl. NS, 32.325%, 4/25/32(4)                            253,011            51,312
Trust 2002-51, Cl. S, 32.613%, 8/25/32(4)                             232,324            46,709
Trust 2002-52, Cl. SD, 38.357%, 9/25/32(4)                            276,706            52,329
Trust 2002-77, Cl. SH, 44.117%, 12/18/32(4)                           161,080            34,193
Trust 2002-84, Cl. SA, 43.18%, 12/25/32(4)                            441,381            67,315
Trust 2002-9, Cl. MS, 32.468%, 3/25/32(4)                             169,671            34,963
Trust 2003-33, Cl. SP, 51.296%, 5/25/33(4)                            502,661            67,573
Trust 2003-4, Cl. S, 40.018%, 2/25/33(4)                              287,885            39,816
Trust 2003-46, Cl. IH, 0%, 6/1/33(4,5)                              1,650,624           211,818
Trust 2003-89, Cl. XS, 45.146%, 11/25/32(4)                           199,050            13,040
Trust 2004-54, Cl. DS, 48.419%, 11/25/30(4)                           232,836            36,817
Trust 2005-14, Cl. SE, 37.417%, 3/25/35(4)                            175,825            25,290
Trust 2005-40, Cl. SA, 61.723%, 5/25/35(4)                            646,187            98,099
Trust 2005-71, Cl. SA, 67.345%, 8/25/25(4)                            717,900           115,427
Trust 2005-87, Cl. SG, 32.413%, 10/25/35(4)                            38,103             5,289
Trust 2005-93, Cl. SI, 11.194%, 10/25/35(4)                           122,660            15,262
Trust 2006-60, Cl. DI, 36.061%, 4/25/35(4)                            113,157            13,725
Trust 2007-88, Cl. XI, 15.642%, 6/25/37(4)                            722,640            94,820
Trust 2008-67, Cl. KS, 27.358%, 8/25/34(4)                            331,229            23,249
Trust 222, Cl. 2, 18.125%, 6/1/23(4)                                  422,587            79,554
Trust 233, Cl. 2, 29.47%, 8/1/23(4)                                   385,460            91,199
Trust 252, Cl. 2, 28.369%, 11/1/23(4)                                 343,471            73,718
Trust 319, Cl. 2, 2.977%, 2/1/32(4)                                   113,338            21,110
Trust 331, Cl. 9, 1.863%, 2/1/33(4)                                   323,796            59,843
Trust 334, Cl. 17, 9.214%, 2/1/33(4)                                  188,745            37,253


                        6 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 339, Cl. 12, 0%, 7/1/33(4,5)                            $       323,194   $        59,089
Trust 339, Cl. 7, 0%, 7/1/33(4,5)                                   1,174,884           193,146
Trust 343, Cl. 13, 0%, 9/1/33(4,5)                                    298,229            56,813
Trust 345, Cl. 9, 0%, 1/1/34(4,5)                                     505,141            82,697
Trust 351, Cl. 10, 0%, 4/1/34(4,5)                                     47,232             7,559
Trust 351, Cl. 8, 0%, 4/1/34(4,5)                                     147,379            24,162
Trust 356, Cl. 10, 0%, 6/1/35(4,5)                                    119,546            19,027
Trust 356, Cl. 12, 0%, 2/1/35(4,5)                                     63,386            10,488
Trust 362, Cl. 13, 1.546%, 8/1/35(4)                                  443,958            70,720
Trust 364, Cl. 16, 0%, 9/1/35(4,5)                                    332,149            47,499
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.117%,
9/25/23(6)                                                            153,894           137,791
                                                                                ---------------
                                                                                     37,715,773
                                                                                ---------------
GNMA/GUARANTEED--2.7%
Government National Mortgage Assn.:
4.50%, 10/1/40(7)                                                   5,730,000         6,029,037
8%, 4/15/23                                                            67,864            79,239
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 84.092%, 1/16/27(4)                           263,947            50,542
Series 2002-15, Cl. SM, 72.024%, 2/16/32(4)                           301,111            61,220
Series 2002-76, Cl. SY, 76.958%, 12/16/26(4)                          678,073           140,120
Series 2004-11, Cl. SM, 62.672%, 1/17/30(4)                           224,901            50,846
                                                                                ---------------
                                                                                      6,411,004
                                                                                ---------------
NON-AGENCY--4.9%
COMMERCIAL--3.2%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                                 530,000           528,873
Series 2007-1, Cl. A4, 5.451%, 1/1/17                                 355,000           372,902
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                               455,000           421,872
Citigroup Commercial Mortgage Trust 2008-C7, Commercial
Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM,
6.294%, 12/1/49(3)                                                    550,000           519,779
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                290,000           301,118
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through
Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36              296,985           207,241
First Horizon Alternative Mortgage Securities Trust
2004-FA2, Mtg. Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                                        277,037           264,342
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                     508,839           400,019
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16(2)              290,000           296,239


                        7 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
COMMERCIAL CONTINUED
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                    $        95,000   $        97,202
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(9)                         140,000           139,342
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                            355,000           369,755
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                               40,000            41,695
Series 2007-LD11, Cl. A2, 5.991%, 6/15/49(3)                          270,000           282,209
JPMorgan Chase Commercial Mortgage Securities Trust
2006-LDP7, Commercial Mtg. Pass-Through Certificates,
Series 2006-LDP7, 6.062%, 4/1/45(3)                                   515,000           513,175
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37                    394,154           342,788
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2,
5.318%, 1/15/12                                                       210,000           216,849
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg.
Pass-Through Certificates, Series 2004-13, Cl. 2 A2,
2.961%, 4/1/34(3)                                                     245,556           247,534
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34                    554,919           551,927
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg.
Pass-Through Certificates, Series 2005-A5, Cl. A9,
2.752%, 6/1/35(3)                                                     318,433           284,690
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg.
Pass-Through Certificates, Series 2006-3, Cl. AM,
5.465%, 7/12/46                                                       475,000           460,846
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 7/1/17                                      260,000           270,571
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR14, Cl.
1A4, 4.771%, 12/1/35(3)                                               182,054           153,715
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1,
6.182%, 11/1/37(3)                                                    273,318           220,139
                                                                                ---------------
                                                                                      7,504,822
                                                                                ---------------
MANUFACTURED HOUSING--0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
2A5, 4.577%, 3/25/36(3)                                               262,146           224,021
                                                                                ---------------
MULTIFAMILY--0.4%
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%,
6/1/38                                                                330,000           343,349
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR6, Cl.
3A1, 4.917%, 3/25/36(3)                                               624,955           562,874
                                                                                ---------------
                                                                                        906,223
                                                                                ---------------


                        8 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
OTHER--0.2%
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39         $       320,000   $       337,913
                                                                                ---------------
RESIDENTIAL--1.0%
Banc of America Mortgage Securities, Inc., Mtg.
Pass-Through Certificates, Series 2004-E, Cl. 2A6,
2.874%, 6/1/34(3)                                                     161,280           148,434
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                                312,104           285,219
Citigroup Commercial Mortgage Trust 2008-C7, Commercial
Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4,
6.294%, 12/1/49(3)                                                    300,000           322,576
Countrywide Alternative Loan Trust 2005-29CB, Mtg.
Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%,
7/1/35                                                                836,805           650,513
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                     302,878           288,992
JPMorgan Alternative Loan Trust 2006-S4, Mtg.
Pass-Through Certificates, Series 2006-S4, Cl. A6,
5.71%, 12/1/36                                                        128,239           114,835
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                                        169,350           170,998
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                            29,383            19,445
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY7, Cl.
2A1, 5.665%, 7/1/37(3)                                                324,501           221,729
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1,
2.874%, 9/1/34(3)                                                     106,737           104,148
                                                                                ---------------
                                                                                      2,326,889
                                                                                ---------------
Total Mortgage-Backed Obligations (Cost $53,589,208)                                 55,426,645
                                                                                ---------------
U.S. GOVERNMENT OBLIGATIONS--0.5%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15                                                        325,000           346,492
5%, 2/16/17                                                           115,000           135,288
5.25%, 4/18/16                                                        195,000           230,857
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15                                                      225,000           225,293
2.375%, 7/28/15                                                        70,000            72,846
4.875%, 12/15/16                                                       90,000           105,214
5%, 3/15/16                                                           120,000           140,237
                                                                                ---------------
Total U.S. Government Obligations (Cost $1,195,165)                                   1,256,227
                                                                                ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.2%
CONSUMER DISCRETIONARY--2.2%
AUTOMOBILES--0.1%
DaimlerChrysler North America Holding Corp./Daimler
Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts.,
11/15/13                                                              235,000           269,011
                                                                                ---------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                                230,000           240,350
                                                                                ---------------


                        9 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
HOTELS, RESTAURANTS & LEISURE--0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(2)                                                    $       340,000   $       367,200
Marriott International, Inc., 6.20% Sr. Unsec. Unsub.
Nts., 6/15/16                                                         255,000           287,202
                                                                                ---------------
                                                                                        654,402
                                                                                ---------------
HOUSEHOLD DURABLES--0.2%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
6/15/14                                                               360,000           408,926
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12                           180,000           196,209
                                                                                ---------------
                                                                                        605,135
                                                                                ---------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13                                       215,000           232,756
6.125% Sr. Unsec. Nts., 6/15/11                                       230,000           237,528
                                                                                ---------------
                                                                                        470,284
                                                                                ---------------
MEDIA--0.9%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                            222,000           289,852
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                                 138,000           194,989
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625%
Sr. Unsec. Unsub. Nts., 5/15/16                                       405,000           452,095
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19                        185,000           200,031
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40                   180,000           205,637
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14                      218,000           250,700
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                               122,000           158,534
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                        130,000           156,907
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts.,
1/15/18                                                               225,000           238,500
                                                                                ---------------
                                                                                      2,147,245
                                                                                ---------------
MULTILINE RETAIL--0.1%
J.C. Penney Co., Inc., (Holding Co.), 7.40% Nts., 4/1/37              235,000           238,231
                                                                                ---------------
SPECIALTY RETAIL--0.3%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20               242,000           262,570
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11                   350,000           361,430
                                                                                ---------------
                                                                                        624,000
                                                                                ---------------
CONSUMER STAPLES--0.6%
BEVERAGES--0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 1/15/19(2)                                               340,000           441,761
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14                 220,000           243,925
                                                                                ---------------
                                                                                        685,686
                                                                                ---------------
FOOD & STAPLES RETAILING--0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                      103,000           145,970
                                                                                ---------------
FOOD PRODUCTS--0.1%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                  29,000            30,994
8.50% Sr. Unsec. Nts., 6/15/19                                        155,000           187,643
                                                                                ---------------
                                                                                        218,637
                                                                                ---------------
TOBACCO--0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18                   175,000           237,237


                        10 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
TOBACCO CONTINUED
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40         $       142,000   $       152,922
                                                                                ---------------
                                                                                        390,159
                                                                                ---------------
ENERGY--1.3%
ENERGY EQUIPMENT & SERVICES--0.2%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                          240,000           248,321
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds,
8/1/36                                                                150,000           152,151
                                                                                ---------------
                                                                                        400,472
                                                                                ---------------
OIL, GAS & CONSUMABLE FUELS--1.1%
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                         250,000           279,375
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub.
Bonds, 7/1/38                                                         160,000           189,400
Enterprise Products Operating LLP, 7.50% Sr. Unsec.
Unsub. Nts., 2/1/11                                                   195,000           199,050
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                                   440,000           480,333
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                   100,000           109,302
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr.
Sec. Nts., 9/30/14(2)                                                 140,000           154,198
Rockies Express Pipeline LLC, 5.625% Sr. Unsec. Unsub.
Nts., 4/15/20(2)                                                      163,000           164,191
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18                       225,000           255,375
Williams Cos., Inc. (The), Credit Linked Certificates
Trust V, 6.375% Sr. Unsec. Nts., 10/1/10(2)                           175,000           175,000
Williams Partners LP/Williams Partners Finance Corp.,
7.25% Sr. Unsec. Nts., 2/1/17                                         208,000           248,056
Woodside Finance Ltd., 4.50% Nts., 11/10/14(2)                        335,000           359,917
                                                                                ---------------
                                                                                      2,614,197
                                                                                ---------------
FINANCIALS--5.4%
CAPITAL MARKETS--1.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(2)                                                      335,000           356,174
Discover Bank, 7% Sub. Nts., 4/15/20                                  227,000           247,378
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                               255,000           246,547
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec.
Unsub. Nts., 3/15/20                                                  255,000           269,272
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17(2)              378,000           384,025
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(2)                               90,000            92,895
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                       570,000           604,972
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13                   234,000           236,549
                                                                                ---------------
                                                                                      2,437,812
                                                                                ---------------
COMMERCIAL BANKS--1.3%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts.,
12/21/12(2)                                                           225,000           228,291
Barclays Bank plc, 6.278% Perpetual Bonds(10)                         510,000           448,800
BNP Paribas SA, 5.186% Sub. Perpetual Nts.(2,10)                      245,000           232,138
Comerica Capital Trust II, 6.576% Bonds, 2/20/37(3)                   287,000           287,359


                        11 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
COMMERCIAL BANKS CONTINUED
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(3)       $       600,000   $       566,250
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(2)               230,000           232,604
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec.
Unsub. Nts., 8/24/20                                                  225,000           236,316
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11                       219,000           227,763
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(10)                                                          476,000           503,370
                                                                                ---------------
                                                                                      2,962,891
                                                                                ---------------
CONSUMER FINANCE--0.3%
American Express Bank FSB, 5.55% Sr. Unsec. Nts.,
10/17/12                                                              195,000           210,165
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37(3)                 370,000           371,850
                                                                                ---------------
                                                                                        582,015
                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20                                        580,000           601,232
6.01% Sr. Unsec. Nts., 1/15/15                                        232,000           255,371
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(10)              255,000           230,138
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(10)             660,000           709,679
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38              488,000           567,765
                                                                                ---------------
                                                                                      2,364,185
                                                                                ---------------
INSURANCE--1.4%
American International Group, Inc., 5.85% Sr. Unsec.
Nts., Series G, 1/16/18                                               195,000           202,800
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec.
Bonds, 5/1/40                                                         175,000           193,845
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts.,
12/15/16                                                              400,000           451,746
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(2)                                                            212,000           226,155
Hartford Financial Services Group, Inc. (The), 5.25% Sr.
Unsec. Nts., 10/15/11                                                 242,000           251,068
Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(2)                                        320,000           302,510
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds,
4/20/67                                                               450,000           397,125
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/15/12                 65,000            69,924
Principal Life Global Funding I, 4.40% Sr. Sec. Nts.,
10/1/10(2)                                                            232,000           232,000
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub.
Nts., 9/17/12                                                         219,000           227,657
Swiss Re Capital I LP, 6.854% Perpetual Bonds(2,10)                   442,000           413,907
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32(2)                270,000           254,302
                                                                                ---------------
                                                                                      3,223,039
                                                                                ---------------
REAL ESTATE INVESTMENT TRUSTS--0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub.
Nts., 9/15/11                                                         100,000           104,719
Brandywine Operating Partnership LP, 5.75% Sr. Unsec.
Unsub. Nts., 4/1/12                                                   123,000           127,586
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts.,
3/15/11                                                               240,000           245,524
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts.,
1/15/12                                                                93,000            96,310
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts.,
3/1/12                                                                225,000           233,418


                        12 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub.
Nts., 10/1/12(2)                                              $       105,000   $       112,048
                                                                                ---------------
                                                                                        919,605
                                                                                ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
Regency Centers LP, 4.80% Sr. Unsec. Unsub. Nts.,
4/15/21(7)                                                             60,000            59,916
                                                                                ---------------
HEALTH CARE--0.6%
BIOTECHNOLOGY--0.1%
Genzyme Corp., 5% Sr. Nts., 6/15/20(2)                                225,000           250,672
                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40                  185,000           192,283
                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES--0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19                               225,000           252,000
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11                   220,000           222,580
                                                                                ---------------
                                                                                        474,580
                                                                                ---------------
LIFE SCIENCES TOOLS & SERVICES--0.2%
Life Technologies Corp., 6% Sr. Nts., 3/1/20                          385,000           436,931
                                                                                ---------------
INDUSTRIALS--1.2%
AEROSPACE & DEFENSE--0.3%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                228,000           238,830
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub.
Nts., 7/15/39(2)                                                      337,000           381,616
                                                                                ---------------
                                                                                        620,446
                                                                                ---------------
CHEMICALS--0.1%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                                 198,000           198,491
                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES--0.4%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec.
Debs., 9/15/35                                                         78,000            96,929
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                  235,000           253,800
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts.,
1/15/12                                                               230,000           235,630
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts.,
8/15/11                                                               195,000           204,165
                                                                                ---------------
                                                                                        790,524
                                                                                ---------------
ELECTRICAL EQUIPMENT--0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                        220,000           255,072
                                                                                ---------------
INDUSTRIAL CONGLOMERATES--0.2%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                              215,000           225,326
5.875% Unsec. Unsub. Nts., 1/14/38                                     85,000            86,622
Tyco International Ltd./Tyco International Finance SA,
6.875% Sr. Unsec. Unsub. Nts., 1/15/21                                192,000           239,159
                                                                                ---------------
                                                                                        551,107
                                                                                ---------------
MACHINERY--0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                           265,000           290,175
                                                                                ---------------
INFORMATION TECHNOLOGY--0.4%
COMMUNICATIONS EQUIPMENT--0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                           220,000           233,702
                                                                                ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts.,
7/15/20                                                               407,000           432,700
                                                                                ---------------
SOFTWARE--0.1%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40(2)                            235,000           253,731
                                                                                ---------------


                        13 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                 Principal
                                                                   Amount            Value
                                                              ---------------   ---------------
MATERIALS--0.8%
CHEMICALS--0.2%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17                 $       210,000   $       241,500
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts.,
5/1/18                                                                228,000           245,955
                                                                                ---------------
                                                                                        487,455
                                                                                ---------------
CONTAINERS & PACKAGING--0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                            250,000           271,250
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                            213,000           231,097
                                                                                ---------------
                                                                                        502,347
                                                                                ---------------
METALS & MINING--0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
4/1/17                                                                330,000           368,829
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19                    153,000           192,960
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15                 40,000            43,317
Xstrata Canada Corp.:                                                  75,000            81,577
5.375% Sr. Unsec. Unsub. Nts., 6/1/15
6% Sr. Unsec. Unsub. Nts., 10/15/15                                   132,000           147,188
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub.
Bonds, 11/15/16(2)                                                     35,000            38,734
                                                                                ---------------
                                                                                        872,605
                                                                                ---------------
TELECOMMUNICATION SERVICES--1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                           213,000           241,341
British Telecommunications plc, 9.875% Bonds, 12/15/30                138,000           192,604
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                          225,000           246,544
Frontier Communications Corp., 8.25% Sr. Unsec. Nts.,
4/15/17                                                               225,000           247,219
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15                   210,000           240,450
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub.
Nts., 10/1/10                                                         345,000           345,000
Telus Corp., 8% Nts., 6/1/11                                          101,000           105,774
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                               140,000           162,437
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16               280,000           297,500
                                                                                ---------------
                                                                                      2,078,869
                                                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17                    162,000           189,338
                                                                                ---------------
UTILITIES--0.7%
ELECTRIC UTILITIES--0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(2)              202,000           218,214
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts.,
8/15/39                                                               138,000           139,472
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts.,
8/15/13                                                               155,000           155,805
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds,
9/30/40(2)                                                            185,000           189,094
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(2)                235,000           309,453
                                                                                ---------------
                                                                                      1,012,038
                                                                                ---------------
MULTI-UTILITIES--0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20                       228,000           241,137
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16               288,000           380,989
                                                                                ---------------
                                                                                        622,126
                                                                                ---------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $30,829,919)                                                                   32,998,434
                                                                                ---------------


                        14 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
INVESTMENT COMPANY--7.5%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24% (11, 12) (Cost $17,358,200)                                  17,358,200   $    17,358,200
TOTAL INVESTMENTS, AT VALUE (COST $248,010,955)                         108.9%      253,673,955
                                                                                ---------------
Liabilities in Excess of Other Assets                                   (8.9)       (20,753,528)
                                                                   ---------    ---------------
Net Assets                                                             100.0%   $   232,920,427
                                                                   =========    ===============


Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,499,942 or 4.08% of the Fund's net assets as of September 30, 2010.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,054,153 or 1.31% of the Fund's net assets as of September 30, 2010.

(5.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(6.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $186,456 or 0.08% of the Fund's net assets as of September 30, 2010.

(7.) When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See accompanying Notes.

(8.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $298,089. See accompanying Notes.

(9.)   Restricted security. The aggregate value of restricted securities as of
     September 30, 2010 was $139,342, which represents 0.06% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                ACQUISITION                          UNREALIZED
SECURITY                                            DATE        COST       VALUE    APPRECIATION
--------                                        -----------   --------   --------   ------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through
Certificates, Series 2007-LDPX, Cl. A2S2,
5.187%, 1/1/49                                    7/14/10     $138,250   $139,342      $1,092

(10.)This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11.)Rate shown is the 7-day yield as of September 30, 2010.

(12.)Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES           GROSS        GROSS            SHARES
                                  DECEMBER 31, 2009    ADDITIONS    REDUCTIONS   SEPTEMBER 30, 2010
                                  -----------------   ----------   -----------   ------------------
OFI Liquid Assets Fund, LLC                   --         474,837       474,837                --
Oppenheimer Institutional Money
Market Fund, Cl. E                    30,151,515      56,678,677    69,471,992        17,358,200

                                     Value       Income
                                  -----------   -------
OFI Liquid Assets Fund, LLC       $        --   $     8(a)
Oppenheimer Institutional Money
Market Fund, Cl. E                 17,358,200    37,106
                                  -----------   -------
                                  $17,358,200   $37,114
                                  ===========   =======

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.


                        15 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:


                                                       LEVEL 2--
                                                         OTHER        LEVEL 3--
                                        LEVEL 1--     SIGNIFICANT   SIGNIFICANT
                                        UNADJUSTED     OBSERVABLE   UNOBSERVABLE
                                      QUOTED PRICES      INPUTS        INPUTS          VALUE
                                      -------------   -----------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $   4,736,104   $        --        $--       $  4,736,104
   Consumer Staples                      15,105,887            --         --         15,105,887
   Energy                                17,017,675            --         --         17,017,675
   Financials                            18,424,861            --         --         18,424,861
   Health Care                           16,384,173            --         --         16,384,173
   Industrials                            7,528,057            --         --          7,528,057
   Information Technology                41,156,605            --         --         41,156,605
   Materials                              9,943,049            --         --          9,943,049
   Telecommunication Services                    51            --         --                 51
   Utilities                              1,392,795            --         --          1,392,795
Preferred Stocks                          5,361,600            --         --          5,361,600
Asset-Backed Securities                          --     9,583,592         --          9,583,592
Mortgage-Backed Obligations                      --    55,426,645         --         55,426,645
U.S. Government Obligations                      --     1,256,227         --          1,256,227
Non-Convertible Corporate Bonds and
Notes                                            --    32,998,434         --         32,998,434
Investment Company                       17,358,200            --         --         17,358,200
                                      -------------   -----------        ---       ------------
Total Investments, at Value             154,409,057    99,264,898         --        253,673,955
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                      --        15,178         --             15,178
Futures margins                               6,130            --         --              6,130
                                      -------------   -----------        ---       ------------
Total Assets                          $ 154,415,187   $99,280,076        $--       $253,695,263
                                      -------------   -----------        ---       ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value           $          --   $   (22,701)       $--       $    (22,701)
Futures margins                              (6,322)           --         --             (6,322)


                       16 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                      -------------   -----------        ---       ------------
Total Liabilities                     $      (6,322)  $   (22,701)       $--       $    (29,023)
                                      -------------   -----------        ---       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                                       UNREALIZED
                                              NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION               BUY/SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------               --------   ---------   ----------   -----------   --------------
U.S. Treasury Long Bonds, 20 yr.        Buy       80        12/21/10   $10,697,500      $50,640
U.S. Treasury Nts., 2 yr.              Sell       16        12/31/10     3,511,750       (4,364)
U.S. Treasury Nts., 5 yr.              Sell        7        12/31/10       846,070       (3,630)
U.S. Treasury Nts., 10 yr.              Buy       52        12/21/10     6,554,438       36,205
                                                                                        -------
                                                                                        $78,851
                                                                                        =======

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                    PAY/
                           BUY/SELL    NOTIONAL   RECEIVE                                       UNREALIZED
REFERENCE ENTITY/           CREDIT      AMOUNT     FIXED         TERMINATION                   APPRECIATION
SWAP COUNTERPARTY         PROTECTION    (000'S)     RATE            DATE             VALUE    (DEPRECIATION)
-----------------         ----------   --------   -------   --------------------   --------   --------------
VALE INCO LTD.:
Morgan Stanley Capital
   Services, Inc.                Buy    $  545     0.70%                 3/20/17   $  6,402      $  6,402
Morgan Stanley Capital
   Services, Inc.                Buy       550     0.63                  3/20/17      8,776         8,776
                                        ------                                     --------      --------
Total                                    1,095                                       15,178        15,178
                                        ------                                     --------      --------
VALE OVERSEAS:
Morgan Stanley Capital
   Services, Inc.               Sell       545     1.17                  3/20/17    (10,184)      (10,184)
Morgan Stanley Capital
   Services, Inc.               Sell       550     1.10                  3/20/17    (12,517)      (12,517)
                                        ------                                     --------      --------
Total                                    1,095                                      (22,701)      (22,701)
                                                                                   --------      --------
Grand Total Buys                                                                                   15,178
                                                                                     15,178
Grand Total Sells                                                                   (22,701)      (22,701)
                                                                                   --------      --------
Total Credit Default
Swaps                                                                              $ (7,523)     $ (7,523)
                                                                                   ========      ========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                    TOTAL MAXIMUM
                                                 POTENTIAL PAYMENTS
                                                 FOR SELLING CREDIT
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD       PROTECTION                             REFERENCE ASSET
PROTECTION                                         (UNDISCOUNTED)     AMOUNT RECOVERABLE*    RATING RANGE**
----------------------------------------------   ------------------   -------------------   ---------------
Investment Grade Single Name Corporate Debt          $1,095,000               $--                 BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


                       17 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF SEPTEMBER 30, 2010 IS AS FOLLOWS:

                                                                          NOTIONAL
                                                 SWAP TYPE FROM            AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE           (000'S)        VALUE
-----------------                        ------------------------------   --------      --------
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection     $1,095       $ 15,178
                                         Credit Default Sell Protection     1,095        (22,701)
                                                                                        --------
Total Swaps                                                                             $ (7,523)
                                                                                        ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair


                       18 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $21,729,921
Sold securities                 75,152

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses,


                       19 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.


                       20 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $15,178, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $7,523 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and


                       21 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to


                       22 | Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 249,173,226
Federal tax cost of other investments      12,815,267
                                        -------------
Total federal tax cost                  $ 261,988,493
                                        =============
Gross unrealized appreciation           $  24,781,949
Gross unrealized depreciation             (20,209,892)
                                        -------------
Net unrealized appreciation             $   4,572,057
                                        =============


                       23 | Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Shares         Value
                                                     ----------   --------------
COMMON STOCKS--98.4%
CONSUMER DISCRETIONARY--11.3%
HOTELS, RESTAURANTS & LEISURE--1.7%
McDonald's Corp.                                        309,290   $   23,045,198
                                                                  --------------
INTERNET & CATALOG RETAIL--1.4%
Amazon.com, Inc.(1)                                     119,934       18,836,834
                                                                  --------------
MEDIA--1.9%
McGraw-Hill Cos., Inc. (The)                            306,780       10,142,147
Walt Disney Co. (The)                                   504,370       16,699,691
                                                                  --------------
                                                                      26,841,838
MULTILINE RETAIL--0.8%
Target Corp.                                            205,210       10,966,422
                                                                  --------------
SPECIALTY RETAIL--2.1%
Bed Bath & Beyond, Inc.(1)                              324,620       14,091,754
TJX Cos., Inc. (The)                                    341,300       15,232,219
                                                                  --------------
                                                                      29,323,973
TEXTILES, APPAREL & LUXURY GOODS--3.4%
Coach, Inc.                                             360,680       15,494,813
Nike, Inc., Cl. B                                       220,810       17,695,713
Polo Ralph Lauren Corp., Cl. A                          147,730       13,275,018
                                                                  --------------
                                                                      46,465,544
CONSUMER STAPLES--10.4%
BEVERAGES--2.5%
PepsiCo, Inc.                                           527,600       35,053,744
                                                                  --------------
FOOD & STAPLES RETAILING--1.6%
Wal-Mart Stores, Inc.                                   419,240       22,437,725
                                                                  --------------
FOOD PRODUCTS--4.9%
DANONE SA                                               294,530       17,616,631
General Mills, Inc.                                     460,443       16,824,587
Nestle SA                                               365,026       19,446,508
Unilever NV CVA                                         454,534       13,585,705
                                                                  --------------
                                                                      67,473,431
                                                                  --------------
HOUSEHOLD PRODUCTS--1.4%
Colgate-Palmolive Co.                                   244,480       18,790,733
                                                                  --------------
ENERGY--7.0%
ENERGY EQUIPMENT & SERVICES--2.5%
Halliburton Co.                                         496,500       16,419,255
Schlumberger Ltd.                                       296,590       18,272,910
                                                                  --------------
                                                                      34,692,165
OIL, GAS & CONSUMABLE FUELS--4.5%
ConocoPhillips                                          351,960       20,213,063
EOG Resources, Inc.                                     162,350       15,093,680
Occidental Petroleum Corp.                              349,240       27,345,492
                                                                  --------------
                                                                      62,652,235
                                                                  --------------
FINANCIALS--7.0%
CAPITAL MARKETS--1.3%
Credit Suisse Group AG                                  417,716       17,853,836
                                                                  --------------
COMMERCIAL BANKS--2.1%
U.S. Bancorp                                            686,230       14,836,293
                                                                  --------------


                  1 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares         Value
                                                     ----------   --------------
COMMERCIAL BANKS CONTINUED
Wells Fargo & Co.                                       566,930   $   14,246,951
                                                                  --------------
                                                                      29,083,244
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--3.6%
BM&F BOVESPA SA                                       1,943,460       16,264,417
CME Group, Inc.                                          36,830        9,592,374
IntercontinentalExchange, Inc.(1)                        89,800        9,403,856
JPMorgan Chase & Co.                                    366,590       13,956,081
                                                                  --------------
                                                                      49,216,728
                                                                  --------------
HEALTH CARE--14.9%
BIOTECHNOLOGY--2.6%
Amgen, Inc.(1)                                          319,890       17,629,138
Celgene Corp.(1)                                        315,980       18,203,608
                                                                  --------------
                                                                      35,832,746
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.5%
Baxter International, Inc.                              334,870       15,976,648
Covidien plc                                            128,590        5,168,032
Stryker Corp.                                           270,180       13,522,509
                                                                  --------------
                                                                      34,667,189
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--2.2%
Express Scripts, Inc.(1)                                300,490       14,633,863
Medco Health Solutions, Inc.(1)                         290,380       15,117,183
                                                                  --------------
                                                                      29,751,046
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES--2.1%
Mettler-Toledo International, Inc.(1)                    70,810        8,811,596
Thermo Fisher Scientific, Inc.(1)                       433,790       20,769,865
                                                                  --------------
                                                                      29,581,461
                                                                  --------------
PHARMACEUTICALS--5.5%
Allergan, Inc.                                          356,360       23,708,631
Bristol-Myers Squibb Co.                                678,770       18,401,455
Novo Nordisk AS, Cl. B                                  207,110       20,552,640
Roche Holding AG                                        101,859       13,910,831
                                                                  --------------
                                                                      76,573,557
                                                                  --------------
INDUSTRIALS--12.4%
AEROSPACE & DEFENSE--2.4%
Goodrich Corp.                                          251,082       18,512,276
United Technologies Corp.                               210,020       14,959,725
                                                                  --------------
                                                                      33,472,001
                                                                  --------------
AIR FREIGHT & LOGISTICS--1.1%
United Parcel Service, Inc., Cl. B                      217,830       14,527,083
                                                                  --------------
ELECTRICAL EQUIPMENT--2.9%
ABB Ltd.                                                749,880       15,804,218
Emerson Electric Co.                                    453,080       23,859,193
                                                                  --------------
                                                                      39,663,411
                                                                  --------------
MACHINERY--4.9%
Caterpillar, Inc.                                       178,370       14,034,152
Danaher Corp.                                           379,070       15,394,033
                                                                  --------------


                  2 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares         Value
                                                     ----------   --------------
MACHINERY CONTINUED
Joy Global, Inc.                                        261,247   $   18,370,889
Parker-Hannifin Corp.                                   292,880       20,519,173
                                                                  --------------
                                                                      68,318,247
                                                                  --------------
ROAD & RAIL--1.1%
Union Pacific Corp.                                     193,680       15,843,024
                                                                  --------------
INFORMATION TECHNOLOGY--30.5%
COMMUNICATIONS EQUIPMENT--7.0%
Cisco Systems, Inc.(1)                                1,254,540       27,474,426
Juniper Networks, Inc.(1)                               665,100       20,185,785
QUALCOMM, Inc.                                        1,080,620       48,757,574
                                                                  --------------
                                                                      96,417,785
                                                                  --------------
COMPUTERS & PERIPHERALS--6.4%
Apple, Inc.(1)                                          237,420       67,367,925
Hewlett-Packard Co.                                     495,860       20,860,830
                                                                  --------------
                                                                      88,228,755
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Corning, Inc.                                           978,850       17,893,378
                                                                  --------------
INTERNET SOFTWARE & SERVICES--5.8%
Akamai Technologies, Inc.(1)                            328,220       16,470,080
eBay, Inc.(1)                                           706,880       17,247,872
Google, Inc., Cl. A(1)                                   90,020       47,331,616
                                                                  --------------
                                                                      81,049,568
                                                                  --------------
IT SERVICES--3.8%
Cognizant Technology Solutions Corp.(1)                 268,430       17,305,682
International Business Machines Corp.                   109,980       14,752,717
Visa, Inc., Cl. A                                       281,417       20,898,026
                                                                  --------------
                                                                      52,956,425
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.6%
Broadcom Corp., Cl. A                                   610,730       21,613,735
                                                                  --------------
SOFTWARE--4.6%
Adobe Systems, Inc.(1)                                  523,490       13,689,264
Oracle Corp.                                          1,252,820       33,638,217
Vmware, Inc., Cl. A(1)                                  194,880       16,553,107
                                                                  --------------
                                                                      63,880,588
                                                                  --------------
MATERIALS--3.7%
CHEMICALS--2.6%
Ecolab, Inc.                                            299,620       15,202,719
Praxair, Inc.                                           232,452       20,981,118
                                                                  --------------
                                                                      36,183,837
                                                                  --------------
METALS & MINING--1.1%
Barrick Gold Corp.                                      332,830       15,406,697
                                                                  --------------
TELECOMMUNICATION SERVICES--1.2%
WIRELESS TELECOMMUNICATION SERVICES--1.2%
NII Holdings, Inc.(1)                                   394,650       16,220,115
                                                                  --------------
Total Common Stocks (Cost $1,074,344,933)                          1,360,814,298
                                                                  --------------


                  3 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares         Value
                                                     ----------   --------------
INVESTMENT COMPANY--1.5%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.24% (2,3) (Cost $21,195,155)             21,195,155   $   21,195,155
TOTAL INVESTMENTS, AT VALUE (COST $1,095,540,088)          99.9%   1,382,009,453
OTHER ASSETS NET OF LIABILITIES                             0.1        1,829,003
                                                     ----------   --------------
NET ASSETS                                                100.0%  $1,383,838,456
                                                     ==========   ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of September 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                    SHARES           GROSS         GROSS            SHARES
                              DECEMBER 31, 2009    ADDITIONS     REDUCTIONS   SEPTEMBER 30, 2010
                              -----------------   -----------   -----------   ------------------
Oppenheimer Institutional
   Money Market Fund, Cl. E    7,898,767          245,959,027   232,662,639       21,195,155

                                 VALUE       INCOME
                              -----------   -------
Oppenheimer Institutional
   Money Market Fund, Cl. E   $21,195,155   $30,164

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

    1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

    2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

    3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                       LEVEL 3--
                                   LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                  UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                 QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  155,479,809          $--               $--       $  155,479,809
   Consumer Staples                143,755,633           --                --          143,755,633
   Energy                           97,344,400           --                --           97,344,400
   Financials                       96,153,808           --                --           96,153,808
   Health Care                     206,405,999           --                --          206,405,999
   Industrials                     171,823,766           --                --          171,823,766
   Information Technology          422,040,234           --                --          422,040,234
   Materials                        51,590,534           --                --           51,590,534
   Telecommunication Services       16,220,115           --                --           16,220,115
Investment Company                  21,195,155           --                --           21,195,155
                                --------------          ---               ---       --------------
Total Assets                    $1,382,009,453          $--               $--       $1,382,009,453
                                --------------          ---               ---       --------------


                  4 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                         TRANSFERS INTO LEVEL 1*   TRANSFERS OUT OF LEVEL 2*
                         -----------------------   -------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Financials                  $26,322,911               $(26,322,911)
   Industrials                  19,626,598                (19,626,598)
                               -----------               ------------
Total Assets                   $45,949,509               $(45,949,509)
                               -----------               ------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                  5 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.


                  6 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

As of September 30, 2010, the Fund held no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,119,301,813
                                 ==============
Gross unrealized appreciation    $  275,088,320
Gross unrealized depreciation       (12,380,680)
                                 --------------
Net unrealized appreciation      $  262,707,640
                                 ==============


                  7 | Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
ASSET-BACKED SECURITIES--9.3%
Ally Auto Receivables Trust 2010-2, Automobile
Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12     $    485,000   $    486,408
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 2.007%, 1/15/13(1,2)         480,000        490,054
Ally Master Owner Trust 2010-3, Asset-Backed
Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13(1)            660,000        681,398
AmeriCredit Automobile Receivables Trust 2010-3,
Automobile Receivable Nts., Series 2010-3, Cl. A2,
0.77%, 5/8/12                                                    550,000        550,295
AmeriCredit Prime Automobile Receivables Trust 2010-1,
Automobile Receivable Nts., Series 2010-1, Cl. A2,
0.97%, 1/15/13                                                   192,014        192,137
AmeriCredit Prime Automobile Receivables Trust 2010-2,
Automobile Receivable Nts., Series 2010-2, Cl. A2,
1.22%, 10/8/13                                                   195,000        195,690
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
1.216%, 5/25/34(2)                                               589,832        533,193
Argent Securities Trust 2006-M3, Asset-Backed
Pass-Through Certificates, Series 2006-M3, Cl. A2B,
0.356%, 9/25/36(2)                                                21,110          8,288
Bank of America Auto Trust 2010-2, Automobile
Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12              530,000        531,581
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16, Cl. A16,
4.72%, 5/15/13                                                   730,000        736,532
Bayview Financial Mortgage Pass-Through Trust 2006-A,
Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4,
0.556%, 2/28/41(2)                                               569,388        466,573
Capital One Multi-asset Execution Trust, Credit Card
Asset-Backed Certificates, Series 2008-A5, Cl. A5,
4.85%, 2/18/14                                                   550,000        562,871
Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(1)                                141,755        150,106
Chrysler Financial Lease Trust, Asset-Backed Nts.,
Series 2010-A, Cl. A2, 1.78%, 6/15/11(1)                         515,000        516,515
CIT Equipment Collateral, Asset-Backed Certificates,
Series 2009-VT1, Cl. A2, 2.20%, 10/15/10(1)                       46,291         46,315
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15             310,000        327,278
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                            314,882        317,202
Series 2010-A, Cl. A2, 0.81%, 3/25/15                            585,000        585,877
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.996%, 2/25/33(2)                         28,475         24,875
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(2)                      564,260        456,323
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(2)                      309,359        250,244
CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
0.376%, 6/25/47(2)                                                40,000         35,049
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable
Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13                       560,000        578,099
Discover Card Master Trust, Credit Card Receivables,
Series 2008-A3, Cl. A3, 5.10%, 10/15/13                          465,000        476,756


                        1 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
DT Auto Owner Trust, Automobile Receivable Nts., Series     $    323,720   $    325,372
2009-1, Cl. A1, 2.98%, 10/15/15(1)
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
Pass-Through Certificates, Series 2006-FF10, Cl. A3,
0.346%, 7/25/36(2)                                                15,430         14,987
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series 2006-FF9, Cl. 2A2,
0.366%, 7/7/36(2)                                                  7,237          6,792
Ford Credit Auto Lease Trust, Automobile Receivable
Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13(1)                    396,553        397,355
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                            41,591         41,621
Series 2009-E, Cl. A2, 0.80%, 3/15/12                            831,070        831,656
Series 2010-A, Cl. A4, 2.15%, 6/15/15                            670,000        690,589
Ford Credit Floorplan Master Owner Trust 2009-2,
Asset-Backed Nts., Series 2009-2, Cl. A, 1.807%,
9/15/12(2)                                                       470,000        478,122
Ford Credit Floorplan Master Owner Trust 2010-1,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.907%,
12/15/14(1,2)                                                    490,000        500,402
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle
Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12         431,184        431,999
Hertz Vehicle Financing LLC, Automobile Receivable Nts.,
Series 2010-1A, Class A1, 2.60%, 2/15/14(1)                      495,000        504,278
Honda Auto Receivables 2009-3 Owner Trust, Automobile
Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11         191,642        191,844
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2005-3,
Cl. A1, 0.517%, 1/20/35(2)                                       483,959        464,525
HSBC Home Equity Loan Trust 2006-4, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2006-4,
Cl. A2V, 0.367%, 3/20/36(2)                                       12,614         12,552
Litigation Settlement Monetized Fee Trust, Asset-Backed
Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31(3)              184            184
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg.
Pass-Through Certificates, Series 2006-WMC3, Cl. A3,
0.356%, 8/25/36(2)                                                67,871         25,164
Merrill Auto Trust Securitization 2007-1, Asset-Backed
Nts., Series 2007-1, Cl. A4, 0.317%, 12/15/13(2)                 375,059        373,791
Morgan Stanley Resecuritization Trust, Automobile
Receivable Nts., Series 2010-F, Cl. A, 0.522%,
6/17/11(1,2)                                                     340,000        337,260
Morgan Stanley Structured Trust I 2001-1, Asset-Backed
Certificates, Series 2004-1, Cl. A1, 0.336%, 6/25/37(2)          493,329        455,388
Navistar Financial Dealer Note Master Owner Trust,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.906%,
1/26/15(1,2)                                                     790,000        792,376
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
1/25/29(3,4)                                                   3,370,016        143,226
Nissan Master Owner Trust, Automobile Receivable Nts.,
Series 2010-AA, Cl. A, 1.407%, 1/15/13(1,2)                      485,000        492,557
RASC Series 2006-KS7 Trust, Home Equity Mtg.
Asset-Backed Pass-Through Certificates, Series 2006-KS7,
Cl. A2, 0.356%, 9/25/36(2)                                        11,712         11,624


                        2 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
Santander Drive Auto Receivables Trust 2010-2,
Automobile Receivable Nts., Series 2010-2, Cl. A2,
0.95%, 8/15/13                                              $    485,000   $    485,177
Toyota Auto Receivable Owner Trust 2010-B, Automobile
Receivable Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12           575,000        576,151
World Financial Network Credit Card Master Note Trust,
Credit Card Receivables, Series 2009-A, Cl. A, 4.60%,
9/15/15                                                          465,000        481,379
                                                                           ------------
Total Asset-Backed Securities (Cost $21,578,696)                             18,266,030
                                                                           ------------
MORTGAGE-BACKED OBLIGATIONS--62.3%
GOVERNMENT AGENCY--50.5%
FHLMC/FNMA/FHLB/SPONSORED--43.5%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34                                           2,820,944      2,989,486
5.50%, 9/1/39                                                  1,719,047      1,824,737
6%, 5/15/18-10/15/29                                           3,727,138      4,072,623
6.50%, 4/15/18-4/1/34                                            785,704        866,149
7%, 8/15/16-10/1/37                                              467,912        519,157
7%, 10/1/31(5)                                                   487,907        554,030
8%, 4/1/16                                                       258,772        281,571
9%, 8/1/22-5/1/25                                                 84,248         93,909
10.50%, 11/14/20                                                   3,077          3,557
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                    19,740         24,077
Series 1674, Cl. Z, 6.75%, 2/15/24                                64,116         74,357
Series 2006-11, Cl. PS, 23.627%, 3/25/36(2)                      483,882        728,252
Series 2034, Cl. Z, 6.50%, 2/15/28                                 7,864          8,890
Series 2042, Cl. N, 6.50%, 3/15/28                                22,093         24,976
Series 2043, Cl. ZP, 6.50%, 4/15/28                              772,662        807,757
Series 2046, Cl. G, 6.50%, 4/15/28                                63,119         67,379
Series 2053, Cl. Z, 6.50%, 4/15/28                                 8,960         10,130
Series 2066, Cl. Z, 6.50%, 6/15/28                             1,207,031      1,364,538
Series 2195, Cl. LH, 6.50%, 10/15/29                             740,186        836,789
Series 2220, Cl. PD, 8%, 3/15/30                                   3,166          3,768
Series 2326, Cl. ZP, 6.50%, 6/15/31                              221,503        250,419
Series 2461, Cl. PZ, 6.50%, 6/15/32                            1,075,840      1,197,638
Series 2470, Cl. LF, 1.257%, 2/15/32(2)                            9,897         10,071
Series 2500, Cl. FD, 0.757%, 3/15/32(2)                          188,102        189,105
Series 2526, Cl. FE, 0.657%, 6/15/29(2)                          291,403        292,346
Series 2538, Cl. F, 0.857%, 12/15/32(2)                        1,421,094      1,431,148
Series 2551, Cl. FD, 0.657%, 1/15/33(2)                          199,560        200,225
Series 2638, Cl. KG, 4%, 11/1/27                               1,519,818      1,540,135
Series 2648, Cl. JE, 3%, 2/1/30                                  675,040        679,756
Series 2663, Cl. BA, 4%, 8/1/16                                  464,368        473,603
Series 2686, Cl. CD, 4.50%, 2/1/17                               448,462        458,017
Series 2750, Cl. XG, 5%, 2/1/34                                  130,000        142,212
Series 2890, Cl. PE, 5%, 11/1/34                                 130,000        142,351
Series 2907, Cl. GC, 5%, 6/1/27                                  271,284        278,140
Series 2911, Cl. CU, 5%, 2/1/28                                  648,806        663,792
Series 2929, Cl. PC, 5%, 1/1/28                                  270,427        275,779
Series 2936, Cl. PE, 5%, 2/1/35                                   69,000         75,647
Series 2939, Cl. PE, 5%, 2/15/35                                 247,000        270,677
Series 2952, Cl. GJ, 4.50%, 12/1/28                              160,549        162,574


                        3 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 3019, Cl. MD, 4.75%, 1/1/31                          $    506,660   $    521,741
Series 3025, Cl. SJ, 23.806%, 8/15/35(2)                          97,410        144,554
Series 3094, Cl. HS, 23.44%, 6/15/34(2)                          277,531        388,041
Series 3157, Cl. MC, 5.50%, 2/1/26                               140,844        140,869
Series 3242, Cl. QA, 5.50%, 3/1/30                               353,654        363,261
Series 3279, Cl. PH, 6%, 2/1/27                                   54,919         54,921
Series 3291, Cl. NA, 5.50%, 10/1/27                              160,650        162,487
Series 3306, Cl. PA, 5.50%, 10/1/27                              537,911        545,288
Series R001, Cl. AE, 4.375%, 4/1/15                              279,530        284,783
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 205, Cl. IO, 7.645%, 9/1/29(6)                             24,332          5,279
Series 206, Cl. IO, 0%, 12/1/29(6,7)                             306,216         81,629
Series 2074, Cl. S, 56.595%, 7/17/28(6)                            5,286          1,054
Series 2079, Cl. S, 68.431%, 7/17/28(6)                            8,959          1,955
Series 2130, Cl. SC, 50.589%, 3/15/29(6)                         351,879         65,977
Series 224, Cl. IO, 0%, 3/1/33(6,7)                              558,851         96,410
Series 243, Cl. 6, 2.394%, 12/15/32(6)                           374,256         77,750
Series 2526, Cl. SE, 39.714%, 6/15/29(6)                          13,160          2,457
Series 2527, Cl. SG, 31.407%, 2/15/32(6)                         854,680         40,443
Series 2531, Cl. ST, 37.932%, 2/15/30(6)                         296,429         16,054
Series 2796, Cl. SD, 65.303%, 7/15/26(6)                         578,943        108,031
Series 2802, Cl. AS, 99.999%, 4/15/33(6)                         440,724         36,903
Series 2819, Cl. S, 51.741%, 6/15/34(6)                          113,948         21,934
Series 2920, Cl. S, 67.248%, 1/15/35(6)                        2,098,619        316,105
Series 3000, Cl. SE, 99.999%, 7/15/25(6)                       2,242,909        321,878
Series 3004, Cl. SB, 99.999%, 7/15/35(6)                         125,407         18,946
Series 3110, Cl. SL, 99.999%, 2/15/26(6)                         339,514         45,485
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.408%, 6/1/26(8)                                                135,202        121,663
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40(9)                                      3,650,000      3,830,062
5%, 2/25/22-7/25/22                                               24,761         26,277
5%, 10/1/25-10/1/40(9)                                         3,559,000      3,760,694
5.285%, 10/1/36                                                  255,204        266,680
5.50%, 10/1/25-10/1/40(9)                                     10,780,000     11,466,881
6%, 11/1/34-6/1/35                                             4,107,765      4,501,841
6%, 10/1/25(9)                                                 5,850,000      6,312,290
6.50%, 3/25/11-1/1/34                                          1,347,070      1,463,284
6.50%, 8/25/17(5)                                                237,954        258,511
6.50%, 10/1/40(9)                                              2,816,000      3,070,761
7%, 11/1/17-7/25/35                                              764,998        828,008
7.50%, 1/1/33                                                     13,966         15,936
8.50%, 7/1/32                                                     22,222         25,122
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19                             18,587         22,770
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                             746,396        834,869


                        4 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                      $    630,019   $    700,959
Trust 1998-61, Cl. PL, 6%, 11/25/28                              330,903        365,188
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                           489,231        541,637
Trust 2001-44, Cl. QC, 6%, 9/25/16                                31,758         34,550
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                            37,268         42,092
Trust 2001-74, Cl. QE, 6%, 12/25/31                              954,661      1,052,961
Trust 2002-12, Cl. PG, 6%, 3/25/17                                16,151         17,644
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                          3,964,000      4,549,735
Trust 2004-101, Cl. BG, 5%, 1/25/20                            1,975,000      2,162,865
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                             307,039        313,722
Trust 2004-9, Cl. AB, 4%, 7/1/17                                 810,322        833,274
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                        1,160,000      1,323,705
Trust 2005-117, Cl. LA, 5.50%, 12/25/27                            9,051          9,052
Trust 2005-12, Cl. JC, 5%, 6/1/28                                616,153        634,055
Trust 2005-22, Cl. EC, 5%, 10/1/28                               240,577        247,691
Trust 2005-30, Cl. CU, 5%, 4/1/29                                220,185        227,466
Trust 2006-110, Cl. PW, 5.50%, 5/25/28                            62,061         63,409
Trust 2006-46, Cl. SW, 23.26%, 6/25/36(2)                        368,162        545,705
Trust 2006-50, Cl. KS, 23.26%, 6/25/36(2)                        646,052        904,068
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                            487,710        495,532
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 44.92%, 11/18/31(6)                        38,502          7,980
Trust 2001-63, Cl. SD, 36.457%, 12/18/31(6)                       11,852          2,451
Trust 2001-65, Cl. S, 42.383%, 11/25/31(6)                       966,013        201,286
Trust 2001-68, Cl. SC, 28.932%, 11/25/31(6)                        8,243          1,773
Trust 2001-81, Cl. S, 34.931%, 1/25/32(6)                        258,383         48,669
Trust 2002-28, Cl. SA, 36.888%, 4/25/32(6)                         6,618          1,156
Trust 2002-38, Cl. SO, 54.254%, 4/25/32(6)                        15,539          2,647
Trust 2002-39, Cl. SD, 41.109%, 3/18/32(6)                        10,275          1,935
Trust 2002-47, Cl. NS, 32.377%, 4/25/32(6)                       658,575        133,562
Trust 2002-48, Cl. S, 33.81%, 7/25/32(6)                          11,023          1,834
Trust 2002-51, Cl. S, 32.667%, 8/25/32(6)                        604,574        121,552
Trust 2002-52, Cl. SD, 38.005%, 9/25/32(6)                       723,181        136,765
Trust 2002-52, Cl. SL, 34.813%, 9/25/32(6)                         6,841          1,375
Trust 2002-53, Cl. SK, 38.848%, 4/25/32(6)                        35,801          7,282
Trust 2002-56, Cl. SN, 36.327%, 7/25/32(6)                        15,029          2,500
Trust 2002-60, Cl. SM, 42.181%, 8/25/32(6)                       130,468         18,721
Trust 2002-7, Cl. SK, 42.288%, 1/25/32(6)                         60,909          9,079
Trust 2002-77, Cl. BS, 36.533%, 12/18/32(6)                       80,361         12,064
Trust 2002-77, Cl. IS, 48.021%, 12/18/32(6)                       26,474          5,360
Trust 2002-77, Cl. JS, 32.997%, 12/18/32(6)                      131,444         19,598
Trust 2002-77, Cl. SA, 34.497%, 12/18/32(6)                      124,762         18,207
Trust 2002-77, Cl. SH, 44.161%, 12/18/32(6)                      336,231         71,373
Trust 2002-84, Cl. SA, 43.299%, 12/25/32(6)                      861,800        131,434
Trust 2002-9, Cl. MS, 32.809%, 3/25/32(6)                         12,606          2,598
Trust 2002-90, Cl. SN, 43.976%, 8/25/32(6)                        67,119          9,639
Trust 2002-90, Cl. SY, 46.756%, 9/25/32(6)                        43,132          6,479


                        5 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-26, Cl. DI, 4.842%, 4/25/33(6)                   $     23,899   $      4,676
Trust 2003-33, Cl. SP, 51.419%, 5/25/33(6)                       923,679        124,170
Trust 2003-4, Cl. S, 40.119%, 2/25/33(6)                         606,252         83,847
Trust 2003-89, Cl. XS, 44.717%, 11/25/32(6)                      584,045         38,262
Trust 2004-54, Cl. DS, 48.466%, 11/25/30(6)                      517,708         81,862
Trust 2005-14, Cl. SE, 37.443%, 3/25/35(6)                       419,376         60,320
Trust 2005-40, Cl. SA, 61.821%, 5/25/35(6)                     1,164,798        176,829
Trust 2005-40, Cl. SB, 77.177%, 5/25/35(6)                        55,680          9,781
Trust 2005-71, Cl. SA, 67.508%, 8/25/25(6)                     1,481,694        238,232
Trust 2005-87, Cl. SG, 93.688%, 10/25/35(6)                    3,222,388        447,338
Trust 2005-93, Cl. SI, 11.194%, 10/25/35(6)                    1,087,588        135,319
Trust 2006-60, Cl. DI, 36.114%, 4/25/35(6)                       303,100         36,764
Trust 2008-67, Cl. KS, 27.358%, 8/25/34(6)                     3,087,726        216,728
Trust 221, Cl. 2, 28.10%, 5/1/23(6)                                9,039          1,895
Trust 222, Cl. 2, 18.904%, 6/1/23(6)                           1,067,155        200,896
Trust 252, Cl. 2, 28.444%, 11/1/23(6)                            898,559        192,854
Trust 294, Cl. 2, 8.751%, 2/1/28(6)                               98,394         20,769
Trust 301, Cl. 2, 0%, 4/1/29(6,7)                                 11,942          1,975
Trust 303, Cl. IO, 1.216%, 11/1/29(6)                            153,097         36,403
Trust 320, Cl. 2, 6.798%, 4/1/32(6)                              699,982        155,270
Trust 321, Cl. 2, 0%, 4/1/32(6,7)                              2,273,097        424,287
Trust 324, Cl. 2, 0%, 7/1/32(6,7)                                 24,028          4,296
Trust 331, Cl. 5, 0%, 2/1/33(6,7)                                 32,777          6,236
Trust 331, Cl. 9, 1.938%, 2/1/33(6)                              571,055        105,541
Trust 334, Cl. 12, 0%, 2/1/33(6,7)                                58,158          9,586
Trust 334, Cl. 17, 9.327%, 2/1/33(6)                             398,453         78,644
Trust 339, Cl. 12, 0%, 7/1/33(6,7)                               775,107        141,712
Trust 339, Cl. 7, 0%, 7/1/33(6,7)                              1,976,800        324,978
Trust 343, Cl. 13, 0%, 9/1/33(6,7)                               711,564        135,553
Trust 343, Cl. 18, 0%, 5/1/34(6,7)                               206,263         31,753
Trust 345, Cl. 9, 0%, 1/1/34(6,7)                                960,436        157,234
Trust 351, Cl. 10, 0%, 4/1/34(6,7)                               286,017         45,774
Trust 351, Cl. 8, 0%, 4/1/34(6,7)                                448,658         73,555
Trust 356, Cl. 10, 0%, 6/1/35(6,7)                               377,424         60,070
Trust 356, Cl. 12, 0%, 2/1/35(6,7)                               190,157         31,463
Trust 362, Cl. 13, 1.546%, 8/1/35(6)                             656,199        104,529
Trust 364, Cl. 15, 0%, 9/1/35(6,7)                                41,154          7,524
Trust 364, Cl. 16, 0%, 9/1/35(6,7)                               797,545        114,054
Trust 365, Cl. 16, 0%, 3/1/36(6,7)                             1,202,939        191,364
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.08%,
9/25/23(8)                                                       325,622        291,551
                                                                           ------------
                                                                             85,206,174
                                                                           ------------
GNMA/GUARANTEED--7.0%
Government National Mortgage Assn.:
4.50%, 10/1/40(9)                                             12,380,000     13,026,087


                        6 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
GNMA/GUARANTEED CONTINUED
7%, 12/29/23-3/15/26                                        $     31,843   $     36,244
8.50%, 8/1/17-12/15/17                                           123,588        137,324
Government National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                               87,497        103,918
Series 2000-7, Cl. Z, 8%, 1/16/30                                 37,866         44,969
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 56.62%, 7/16/28(6)                        18,500          4,102
Series 2001-21, Cl. SB, 84.389%, 1/16/27(6)                      681,133        130,427
Series 2002-15, Cl. SM, 72.024%, 2/16/32(6)                      698,069        141,927
Series 2004-11, Cl. SM, 62.685%, 1/17/30(6)                      513,561        116,106
                                                                           ------------
                                                                             13,741,104
                                                                           ------------
NON-AGENCY--11.8%
COMMERCIAL--9.0%
Asset Securitization Corp., Commercial Interest-Only
Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1,
0.252%, 4/14/29(6)                                             8,049,279        274,814
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                          1,280,000      1,277,278
Series 2007-1, Cl. A4, 5.451%, 1/1/17                            710,000        745,804
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                          900,000        834,472
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series
1997-CTL1, 0%, 6/22/24(1,6,7)                                  5,832,901        270,321
CHL Mortgage Pass-Through Trust 2005-17, Mtg.
Pass-Through Certificates, Series 2005-17, Cl. 1A8,
5.50%, 9/1/35                                                     78,883         69,721
Citigroup Commercial Mortgage Trust 2008-C7, Commercial
Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM,
6.294%, 12/1/49(2)                                               895,000        845,822
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49         380,000        396,495
First Horizon Alternative Mortgage Securities Trust
2004-FA2, Mtg. Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                                   572,544        546,308
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                226,390        177,975
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg.
Pass-Through Certificates, Series 2007-AR3, Cl. 1A1,
6.083%, 11/1/37(2)                                               481,587        398,710
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39               7,978          8,069
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16(1)         605,000        618,016
Impac CMB Trust Series 2005-4, Collateralized
Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.796%,
5/25/35(2)                                                       636,140        476,107


                        7 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
COMMERCIAL CONTINUED
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                  $  1,640,000   $  1,677,998
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(3)                  2,310,000      2,299,143
JPMorgan Chase Commercial Mortgage Securities Trust
2006-LDP7, Commercial Mtg. Pass-Through Certificates,
Series 2006-LDP7, 6.062%, 4/1/45(2)                            1,175,000      1,170,836
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37               766,410        666,532
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2,
5.318%, 1/15/12                                                  465,000        480,165
Lehman Brothers Commercial Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series
1998-C1, Cl. IO, 0%, 2/18/30(6,7)                              3,689,903         91,648
Lehman Structured Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 2002-GE1, Cl. A,
2.514%, 7/1/24(1)                                                170,891        136,689
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34             1,067,918      1,062,160
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg.
Pass-Through Certificates, Series 2005-A5, Cl. A9,
2.752%, 6/1/35(2)                                                604,562        540,497
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg.
Pass-Through Certificates, Series 2006-3, Cl. AM,
5.465%, 7/12/46                                                1,000,000        970,201
Salomon Brothers Mortgage Securities VII, Inc.,
Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 1999-C1, Cl. X, 0%, 5/18/32(6,7)                       50,499,046        204,905
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 7/1/17                                 520,000        541,143
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR14, Cl.
1A4, 4.771%, 12/1/35(2)                                          426,527        360,131
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1,
6.182%, 11/1/37(2)                                               582,859        469,452
                                                                           ------------
                                                                             17,611,412
                                                                           ------------
MANUFACTURED HOUSING--1.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
2A5, 4.577%, 3/25/36(2)                                        2,648,206      2,263,067
MULTIFAMILY--0.7%
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%,
6/1/38                                                           640,000        665,889
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg.
Pass-Through Certificates, Series 2005-A2, Cl. A2,
2.799%, 2/1/35(2)                                                109,889        104,826
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR6, Cl
3A1, 4.917%, 3/25/36(2)                                          609,712        549,146
                                                                           ------------
                                                                              1,319,861
                                                                           ------------


                        8 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
OTHER--0.0%
Salomon Brothers Mortgage Securities VI, Inc.,
Interest-Only Stripped Mtg.-Backed Security, Series
1987-3, Cl. B, 44.287%, 10/23/17(6)                         $        931   $        124
Salomon Brothers Mortgage Securities VI, Inc.,
Principal-Only Stripped Mtg.-Backed Security,
Series1987-3, Cl. A, 4.296%, 10/23/17(8)                           1,377          1,357
                                                                           ------------
                                                                                  1,481
                                                                           ------------
RESIDENTIAL--1.0%
CHL Mortgage Pass-Through Trust 2005-J4, Mtg.
Pass-Through Certificates, Series 2005-J4, Cl. A7,
5.50%, 11/1/35                                                    40,000         32,571
JPMorgan Alternative Loan Trust 2006-S4, Mtg.
Pass-Through Certificates, Series 2006-S4, Cl. A6,
5.71%, 12/1/36                                                   560,452        501,872
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg.
Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1,
6.067%, 10/25/36(2)                                               57,204         53,910
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                                   337,600        340,885
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series
2006-QS13, Cl. 1A5, 6%, 9/25/36                                   66,348         40,527
Mtg. Asset-Backed Pass-Through Certificates, Series
2006-QS13, Cl. 1A8, 6%, 9/25/36                                    2,325          1,539
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-QS6, Cl. A28,
5.75%, 4/25/37                                                    28,549         17,492
Structured Adjustable Rate Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2004-5, Cl. 3 A1,
2.463%, 5/1/34(2)                                                264,899        253,349
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY1, Cl.
4A1, 5.241%, 2/1/37(2)                                            68,619         51,739
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY7, Cl.
2A1, 5.665%, 7/1/37(2)                                           618,893        422,885
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1,
2.874%, 9/1/34(2)                                                288,478        281,480
                                                                           ------------
                                                                              1,998,249
                                                                           ------------
Total Mortgage-Backed Obligations (Cost $117,840,560)                       122,141,348
                                                                           ------------
U.S. GOVERNMENT OBLIGATIONS--1.7%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15                                                   855,000        911,541
5%, 2/16/17                                                      295,000        347,043
5.25%, 4/18/16                                                   515,000        609,698
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15                                                 565,000        565,735
2.375%, 7/28/15                                                  185,000        192,522
4.875%, 12/15/16                                                 240,000        280,571


                        9 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
5%, 3/15/16                                                 $    320,000   $    373,965
                                                                           ------------
Total U.S. Government Obligations (Cost $3,123,131)                           3,281,075
                                                                           ------------
CORPORATE BONDS AND NOTES--34.7%
CONSUMER DISCRETIONARY--5.5%
AUTOMOBILES--0.3%
DaimlerChrysler North America Holding Corp./Daimler
Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts.,
11/15/13                                                         455,000        520,851
DIVERSIFIED CONSUMER SERVICES--0.2%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                           475,000        496,375
HOTELS, RESTAURANTS & LEISURE--0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(1)                                                       725,000        782,999
Marriott International, Inc., 6.20% Sr. Unsec. Unsub.
Nts., 6/15/16                                                    526,000        592,424
                                                                           ------------
                                                                              1,375,423
                                                                           ------------
HOUSEHOLD DURABLES--0.7%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
6/15/14                                                          770,000        874,647
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12                      380,000        414,219
                                                                           ------------
                                                                              1,288,866
                                                                           ------------
LEISURE EQUIPMENT & PRODUCTS--0.5%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13                                  395,000        427,621
6.125% Sr. Unsec. Nts., 6/15/11                                  455,000        469,892
                                                                           ------------
                                                                                897,513
                                                                           ------------
MEDIA--2.3%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                       425,000        554,896
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                            292,000        412,585
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625%
Sr. Unsec. Unsub. Nts., 5/15/16                                  850,000        948,842
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19                   395,000        427,094
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40              385,000        439,834
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14                 430,000        494,500
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                          257,000        333,961
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                   270,000        325,884
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts.,
1/15/18                                                          475,000        503,500
                                                                           ------------
                                                                              4,441,096
                                                                           ------------
MULTILINE RETAIL--0.2%
J.C. Penney Co., Inc., (Holding Co.), 7.40% Nts., 4/1/37         480,000        486,600
SPECIALTY RETAIL--0.6%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20          464,000        503,440
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11              680,000        702,206
                                                                           ------------
                                                                              1,205,646
                                                                           ------------
CONSUMER STAPLES--1.5%
BEVERAGES--0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 1/15/19(1)                                          700,000        909,509
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14            445,000        493,394
                                                                           ------------
                                                                              1,402,903
                                                                           ------------


                       10 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
FOOD & STAPLES RETAILING--0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31            $    214,000   $    303,277
FOOD PRODUCTS--0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                            210,000        224,439
8.50% Sr. Unsec. Nts., 6/15/19                                   195,000        236,067
                                                                           ------------
                                                                                460,506
                                                                           ------------
TOBACCO--0.4%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18              370,000        501,587
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40            270,000        290,767
                                                                           ------------
                                                                                792,354
                                                                           ------------
ENERGY--3.2%
ENERGY EQUIPMENT & SERVICES--0.4%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                     500,000        517,335
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds,
8/1/36                                                           308,000        312,417
                                                                           ------------
                                                                                829,752
                                                                           ------------
OIL, GAS & CONSUMABLE FUELS--2.8%
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                    490,000        547,575
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub.
Bonds, 7/1/38                                                    345,000        408,394
Enterprise Products Operating LLP, 7.50% Sr. Unsec.
Unsub. Nts., 2/1/11                                              515,000        525,695
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                              840,000        917,000
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37              215,000        235,000
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr.
Sec. Nts., 9/30/14(1)                                            270,000        297,382
Rockies Express Pipeline LLC, 5.625% Sr. Unsec. Unsub.
Nts., 4/15/20(1)                                                 326,000        328,382
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18                  465,000        527,775
Williams Cos., Inc. (The), Credit Linked Certificates
Trust V, 6.375% Sr. Unsec. Nts., 10/1/10(1)                      345,000        345,000
Williams Partners LP/Williams Partners Finance Corp.,
7.25% Sr. Unsec. Nts., 2/1/17                                    433,000        516,386
Woodside Finance Ltd., 4.50% Nts., 11/10/14(1)                   695,000        746,693
                                                                           ------------
                                                                              5,395,282
                                                                           ------------
FINANCIALS--13.2%
CAPITAL MARKETS--2.6%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(1)                                                 700,000        744,245
Discover Bank, 7% Sub. Nts., 4/15/20                             470,000        512,192
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                          515,000        497,929
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec.
Unsub. Nts., 3/15/20                                             475,000        501,585
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17(1)         778,000        790,400
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(1)                         178,000        183,726
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                1,205,000      1,278,933


                       11 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
CAPITAL MARKETS CONTINUED
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13         $    482,000   $    487,251
                                                                           ------------
                                                                              4,996,261
                                                                           ------------
COMMERCIAL BANKS--3.2%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts.,
12/21/12(1)                                                      475,000        481,948
Barclays Bank plc, 6.278% Perpetual Bonds(10)                  1,050,000        924,000
BNP Paribas SA, 5.186% Sub. Perpetual Nts.(1,10)                 515,000        487,963
Comerica Capital Trust II, 6.576% Bonds, 2/20/37(2)              551,000        551,689
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(2)        1,270,000      1,198,563
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(1)          493,000        498,582
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec.
Unsub. Nts., 8/24/20                                             485,000        509,393
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11                  465,000        483,606
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(10)                                                   1,010,000      1,068,075
                                                                           ------------
                                                                              6,203,819
                                                                           ------------
CONSUMER FINANCE--0.6%
American Express Bank FSB, 5.55% Sr. Unsec. Nts.,
10/17/12                                                         415,000        447,273
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37(2)            780,000        783,900
                                                                           ------------
                                                                              1,231,173
                                                                           ------------
DIVERSIFIED FINANCIAL SERVICES--2.5%
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20                                 1,208,000      1,252,221
6.01% Sr. Unsec. Nts., 1/15/15                                   480,000        528,353
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(10)         535,000        482,838
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(10)      1,430,000      1,537,638
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38       1,005,000      1,169,270
                                                                           ------------
                                                                              4,970,320
                                                                           ------------
INSURANCE--3.3%
American International Group, Inc., 5.85% Sr. Unsec.
Nts., Series G, 1/16/18                                          415,000        431,600
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec.
Bonds, 5/1/40                                                    363,000        402,090
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts.,
12/15/16                                                         775,000        875,259
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(1)                                                       455,000        485,380
Hartford Financial Services Group, Inc. (The), 5.25% Sr.
Unsec. Nts., 10/15/11                                            465,000        482,424
Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(1)                                   620,000        586,113
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds,
4/20/67                                                          936,000        826,020
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/15/12           135,000        145,226
Principal Life Global Funding I, 4.40% Sr. Sec. Nts.,
10/1/10(1)                                                       455,000        455,000
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub.
Nts., 9/17/12                                                    465,000        483,382
Swiss Re Capital I LP, 6.854% Perpetual Bonds(1,10)              926,000        867,145
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32(1)           532,000        501,068
                                                                           ------------
                                                                              6,540,707
                                                                           ------------


                       12 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
REAL ESTATE INVESTMENT TRUSTS--1.0%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub.
Nts., 9/15/11                                               $    202,000   $    211,533
Brandywine Operating Partnership LP, 5.75% Sr. Unsec.
Unsub. Nts., 4/1/12                                              237,000        245,837
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts.,
3/15/11                                                          465,000        475,702
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts.,
1/15/12                                                          180,000        186,406
Regency Centers LP, 4.80% Sr. Unsec. Unsub. Nts.,
4/15/21(9)                                                       120,000        119,832
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts.,
3/1/12                                                           470,000        487,584
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub.
Nts., 10/1/12(1)                                                 220,000        234,767
                                                                           ------------
                                                                              1,961,661
                                                                           ------------
HEALTH CARE--1.4%
BIOTECHNOLOGY--0.3%
Genzyme Corp., 5% Sr. Nts., 6/15/20(1)                           465,000        518,056
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40             395,000        410,551
HEALTH CARE PROVIDERS & SERVICES--0.5%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19                          445,000        498,400
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11              435,000        440,101
                                                                           ------------
                                                                                938,501
                                                                           ------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
Life Technologies Corp., 6% Sr. Nts., 3/1/20                     795,000        902,234
INDUSTRIALS--2.5%
AEROSPACE & DEFENSE--0.6%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16           475,000        497,563
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub.
Nts., 7/15/39(1)                                                 690,000        781,350
                                                                           ------------
                                                                              1,278,913
                                                                           ------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec.
Debs., 9/15/35                                                   165,000        205,043
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17             465,000        502,200
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts.,
1/15/12                                                          455,000        466,137
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts.,
8/15/11                                                          295,000        308,866
                                                                           ------------
                                                                              1,482,246
                                                                           ------------
ELECTRICAL EQUIPMENT--0.3%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                   460,000        533,332
INDUSTRIAL CONGLOMERATES--0.6%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                         460,000        482,093
5.875% Unsec. Unsub. Nts., 1/14/38                               185,000        188,531
Tyco International Ltd./Tyco International Finance SA,
6.875% Sr. Unsec. Unsub. Nts., 1/15/21                           395,000        492,021
                                                                           ------------
                                                                              1,162,645
                                                                           ------------
MACHINERY--0.3%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                      510,000        558,450
INFORMATION TECHNOLOGY--1.0%
COMMUNICATIONS EQUIPMENT--0.2%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                      450,000        478,027


                       13 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts.,
7/15/20                                                     $    839,000   $    891,978
SOFTWARE--0.3%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40(1)                       485,000        523,657
MATERIALS--2.2%
CHEMICALS--0.7%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                            417,000        418,035
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17                    436,000        501,400
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts.,
5/1/18                                                           475,000        512,406
                                                                           ------------
                                                                              1,431,841
                                                                           ------------
CONTAINERS & PACKAGING--0.5%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                       480,000        520,800
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                       443,000        480,638
                                                                           ------------
                                                                              1,001,438
                                                                           ------------
METALS & MINING--1.0%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
4/1/17                                                           680,000        760,012
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19               314,000        396,010
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15            78,000         84,469
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                            245,000        266,486
6% Sr. Unsec. Unsub. Nts., 10/15/15                              347,000        386,927
                                                                           ------------
                                                                              1,893,904
                                                                           ------------
TELECOMMUNICATION SERVICES--2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                      440,000        498,544
British Telecommunications plc, 9.875% Bonds, 12/15/30           295,000        411,726
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                     440,000        482,131
Frontier Communications Corp., 8.25% Sr. Unsec. Nts.,
4/15/17                                                          475,000        521,906
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15              447,000        511,815
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub.
Nts., 10/1/10                                                    880,000        880,000
Telus Corp., 8% Nts., 6/1/11                                     266,000        278,573
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                          289,000        335,316
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16          530,000        563,125
                                                                           ------------
                                                                              4,483,136
                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17               337,000        393,869
UTILITIES--1.7%
ELECTRIC UTILITIES--1.1%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(1)         428,000        462,354
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts.,
8/15/39                                                          292,000        295,114
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts.,
8/15/13                                                          320,000        321,661
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds,
9/30/40(1)                                                       395,000        403,741
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(1)           510,000        671,579
                                                                           ------------
                                                                              2,154,449
                                                                           ------------
MULTI-UTILITIES--0.6%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20                  475,000        502,370


                       14 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
MULTI-UTILITIES CONTINUED
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16     $    595,000   $    787,121
                                                                           ------------
                                                                              1,289,491
                                                                           ------------
Total Corporate Bonds and Notes (Cost $63,778,203)                           68,127,103

                                                               Shares
                                                            ------------
INVESTMENT COMPANY--13.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24%(11, 12) (Cost $25,855,994)                              25,855,994     25,855,994
TOTAL INVESTMENTS, AT VALUE (COST $232,176,584)                    121.2%   237,671,550
Liabilities in Excess of Other Assets                              (21.2)   (41,640,791)
                                                            ------------   ------------
Net Assets                                                         100.0%  $196,030,759
                                                            ============   ============

Footnotes to Statement of Investments

(1.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,346,053 or 9.87% of the Fund's net assets as of September 30, 2010.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $2,442,553, which represents 1.25% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                        UNREALIZED
                                                            ACQUISITION                                APPRECIATION
SECURITY                                                        DATE           COST         VALUE     (DEPRECIATION)
--------                                                  ---------------   ----------   ----------   --------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Commercial Mtg. Pass-Through Certificates, Series
   2007-LDPX, Cl. A2S2, 5.187%, 1/1/49                    2/23/99-7/14/10   $2,281,125   $2,299,143    $    18,018
Litigation Settlement Monetized Fee Trust, Asset-Backed
   Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31            2/5/01          184          184             --
NC Finance Trust, Collateralized Mtg. Obligation
   Pass-Through Certificates, Series 1999-I, Cl. ECFD,
   3.405%, 1/25/29                                        2/23/99-7/27/99    3,281,116      143,226     (3,137,890)
                                                                            ----------   ----------    -----------
                                                                            $5,562,425   $2,442,553    $(3,119,872)
                                                                            ==========   ==========    ===========

(4.) Issue is in default. See accompanying Notes.

(5.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $610,340. See accompanying Notes.

(6.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $7,782,326 or 3.97% of the Fund's net assets as of September 30, 2010.

(7.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(8.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $414,571 or 0.21% of the Fund's net assets as of September 30, 2010.

(9.) When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See accompanying Notes.

(10.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11.) Rate shown is the 7-day yield as of September 30, 2010.


                       15 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

(12.)Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES            GROSS        GROSS           SHARES
                                                     DECEMBER 31, 2009    ADDITIONS   REDUCTIONS   SEPTEMBER 30, 2010
                                                     -----------------   ----------   ----------   ------------------
OFI Liquid Assets Fund, LLC                                      --       1,252,854    1,252,854               --
Oppenheimer Institutional Money Market Fund, Cl. E       23,853,396      69,795,096   67,792,498       25,855,994

                                                        VALUE       INCOME
                                                     -----------   -------
OFI Liquid Assets Fund, LLC                          $        --   $    24(a)
Oppenheimer Institutional Money Market Fund, Cl. E    25,855,994    27,377
                                                     -----------   -------
                                                     $25,855,994   $27,401
                                                     ===========   =======

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                     LEVEL 3--
                                 LEVEL 1--         LEVEL 2--       SIGNIFICANT
                                 UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                               QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                               -------------   -----------------   ------------   ------------
Assets Table
Investments, at Value:
Asset-Backed Securities         $        --       $ 18,266,030          $--       $ 18,266,030
Mortgage-Backed Obligations              --        122,141,348           --        122,141,348
U.S. Government Obligations              --          3,281,075           --          3,281,075
Corporate Bonds and Notes                --         68,127,103           --         68,127,103
Investment Company               25,855,994                 --           --         25,855,994
                                -----------       ------------          ---       ------------
Total Investments, at Value      25,855,994        211,815,556           --        237,671,550
Other Financial Instruments:
Appreciated swaps, at value              --             28,294           --             28,294
Futures margins                      12,482                 --           --             12,482
                                -----------       ------------          ---       ------------
Total Assets                    $25,868,476       $211,843,850          $--       $237,712,326
                                -----------       ------------          ---       ------------
Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value     $        --       $    (42,347)         $--       $    (42,347)
Futures margins                      (7,950)                --           --             (7,950)
                                -----------       ------------          ---       ------------
Total Liabilities               $    (7,950)      $    (42,347)         $--       $    (50,297)
                                -----------       ------------          ---       ------------


                       16 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Futures Contracts as of September 30, 2010 are as follows:

                                                                                       Unrealized
                                              Number of   Expiration                  Appreciation
Contract Description               Buy/Sell   Contracts      Date         Value      (Depreciation)
--------------------               --------   ---------   ----------   -----------   --------------
U.S. Treasury Long Bonds, 20 yr.        Buy      176       12/21/10    $23,534,500      $  16,989
U.S. Treasury Nts., 2 yr.              Sell       60       12/31/10     13,169,063        (27,791)
U.S. Treasury Nts., 5 yr.              Sell       15       12/31/10      1,813,008        (11,282)
U.S. Treasury Nts., 10 yr.              Buy       84       12/21/10     10,587,938         68,152
U.S. Ultra Treasury Bonds               Buy        1       12/21/10        141,281           (165)
                                                                                        ---------
                                                                                        $  45,903
                                                                                        =========

Credit Default Swap Contracts as of September 30, 2010 are as follows:

                                                                  PAY/
                                         BUY/SELL    NOTIONAL   RECEIVE                              UNREALIZED
REFERENCE ENTITY/                         CREDIT      AMOUNT     FIXED    TERMINATION               APPRECIATION
SWAP COUNTERPARTY                       PROTECTION    (000'S)     RATE       DATE         VALUE    (DEPRECIATION)
-----------------                       ----------   --------   -------   -----------   --------   --------------
Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.          Buy    $1,030      0.70%     3/20/17     $ 12,098      $ 12,098
Morgan Stanley Capital Services, Inc.          Buy     1,015      0.63      3/20/17       16,196        16,196
                                                      ------                            --------      --------
                                             Total     2,045                              28,294        28,294
                                                      ------                            --------      --------
Vale Overseas:
Morgan Stanley Capital Services, Inc.         Sell     1,030      1.17      3/20/17      (19,247)      (19,247)
Morgan Stanley Capital Services, Inc.         Sell     1,015      1.10      3/20/17      (23,100)      (23,100)
                                                      ------                            --------      --------
                                             Total    $2,045                             (42,347)      (42,347)
                                                      ------                            --------      --------
Grand Total Buys                                                                          28,294        28,294
Grand Total Sells                                                                        (42,347)      (42,347)
                                                                                        --------      --------
   Total Credit
Default Swaps                                                                           $(14,053)     $(14,053)
                                                                                        --------      --------

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                    TOTAL MAXIMUM
                                                 POTENTIAL PAYMENTS
                                                 FOR SELLING CREDIT
TYPE OF REFERENCE ASSET ON WHICH                     PROTECTION                             REFERENCE ASSET
THE FUND SOLD PROTECTION                           (UNDISCOUNTED)     AMOUNT RECOVERABLE*    RATING RANGE**
--------------------------------                 ------------------   -------------------   ---------------
Investment Grade Single Name Corporate Debt          $2,045,000               $--                 BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


                       17 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF SEPTEMBER 30, 2010 IS AS FOLLOWS:

                                                               NOTIONAL
                                            SWAP TYPE FROM      AMOUNT
SWAP COUNTERPARTY                          FUND PERSPECTIVE     (000'S)     VALUE
-----------------                        -------------------   --------   ---------
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy
                                         Protection             $2,045    $ 28,294
                                         Credit Default Sell
                                         Protection              2,045     (42,347)
                                                                          --------
Total Swaps                                                               $(14,053)
                                                                          ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the


                       18 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                             BASIS TRANSACTIONS
                       -------------------------------
Purchased securities              $41,747,411
Sold securities                       160,323

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:


                       19 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Cost                                $3,281,116
Market Value                        $  143,226
Market Value as a % of Net Assets         0.07%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:


                       20 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $28,294, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or


                       21 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $14,053 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments


                       22 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual repots. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                       23 | Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Federal tax cost of securities          $232,281,247
Federal tax cost of other investments     19,235,745
                                        ------------
Total federal tax cost                  $251,516,992
                                        ============
Gross unrealized appreciation           $ 11,122,173
Gross unrealized depreciation             (5,700,020)
                                        ------------
Net unrealized appreciation             $  5,422,153
                                        ============


                       24 | Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares             Value
                                                               ---------------   ---------------
COMMON STOCKS--98.6%
CONSUMER DISCRETIONARY--16.1%
AUTOMOBILES--1.4%
Bayerische Motoren Werke (BMW) AG                                      143,541   $    10,063,955
Bayerische Motoren Werke (BMW) AG, Preference                          598,445        27,721,953
                                                                                 ---------------
                                                                                      37,785,908
                                                                                 ---------------
HOTELS, RESTAURANTS & LEISURE--3.7%
Carnival Corp.                                                       1,139,916        43,556,190
Lottomatica SpA                                                        417,500         6,397,333
McDonald's Corp.                                                       567,920        42,315,719
Shuffle Master, Inc.(1)                                                616,100         5,181,401
                                                                                 ---------------
                                                                                      97,450,643
                                                                                 ---------------
HOUSEHOLD DURABLES--1.5%
Sony Corp.                                                           1,288,800        39,846,584
                                                                                 ---------------
MEDIA--3.1%
Grupo Televisa SA, Sponsored GDR                                     1,358,076        25,694,798
Walt Disney Co. (The)                                                1,219,540        40,378,969
Wire & Wireless India Ltd.(1)                                        2,281,600           705,442
Zee Entertainment Enterprises Ltd.                                   1,968,410        13,150,477
                                                                                 ---------------
                                                                                      79,929,686
                                                                                 ---------------
SPECIALTY RETAIL--3.0%
Industria de Diseno Textil SA                                          481,087        38,215,966
Tiffany & Co.                                                          858,880        40,358,771
                                                                                 ---------------
                                                                                      78,574,737
                                                                                 ---------------
TEXTILES, APPAREL & LUXURY GOODS--3.4%
Bulgari SpA                                                          1,732,778        15,685,097
LVMH Moet Hennessy Louis Vuitton SA                                    326,740        47,928,162
Tod's SpA                                                              269,399        25,575,901
                                                                                 ---------------
                                                                                      89,189,160
                                                                                 ---------------
CONSUMER STAPLES--9.1%
BEVERAGES--3.0%
Companhia de Bebidas das Americas, Sponsored ADR, Preference           205,615        25,451,025
Fomento Economico Mexicano SA de CV, UBD                             6,736,224        34,259,370
Grupo Modelo SA de CV, Series C                                      3,500,075        19,358,991
                                                                                 ---------------
                                                                                      79,069,386
                                                                                 ---------------
FOOD & STAPLES RETAILING--2.4%
Shinsegae Department Store Co.                                           5,762         3,037,020
Tesco plc                                                            3,515,785        23,417,211
Wal-Mart Stores, Inc.                                                  671,710        35,949,919
                                                                                 ---------------
                                                                                      62,404,150
                                                                                 ---------------
FOOD PRODUCTS--2.3%
Nestle SA                                                              525,225        27,980,999
Unilever plc                                                         1,126,403        32,575,763
                                                                                 ---------------
                                                                                      60,556,762
                                                                                 ---------------
HOUSEHOLD PRODUCTS--1.4%
Colgate-Palmolive Co.                                                  478,210        36,755,221
                                                                                 ---------------


                   1 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares             Value
                                                               ---------------   ---------------
ENERGY--3.7%
ENERGY EQUIPMENT & SERVICES--2.5%
Technip SA                                                             438,300   $    35,364,338
Transocean Ltd.(1)                                                     477,252        30,682,531
                                                                                 ---------------
                                                                                      66,046,869
                                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS--1.2%
Total SA                                                               585,890        30,195,451
                                                                                 ---------------
FINANCIALS--17.1%
CAPITAL MARKETS--5.2%
3i Group plc                                                         2,576,148        11,594,244
Credit Suisse Group AG                                               1,473,595        62,983,758
Goldman Sachs Group, Inc. (The)                                        179,390        25,936,206
UBS AG(1)                                                            2,085,366        35,398,061
                                                                                 ---------------
                                                                                     135,912,269
                                                                                 ---------------
COMMERCIAL BANKS--3.8%
Banco Bilbao Vizcaya Argentaria SA                                   2,267,500        30,618,082
HSBC Holdings plc                                                    3,566,173        36,632,231
Societe Generale SA, Cl. A                                             320,542        18,557,838
Sumitomo Mitsui Financial Group, Inc.                                  460,600        13,418,534
                                                                                 ---------------
                                                                                      99,226,685
                                                                                 ---------------
CONSUMER FINANCE--1.0%
SLM Corp.(1)                                                         2,277,690        26,307,320
                                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES--1.1%
Investor AB, B Shares                                                1,475,254        29,963,173
                                                                                 ---------------
INSURANCE--6.0%
AFLAC, Inc.                                                            561,060        29,012,413
Allianz SE                                                             305,932        34,666,232
Dai-ichi Life Insurance Co.                                             20,806        25,122,722
Fidelity National Financial, Inc., Cl. A                               942,400        14,805,104
Prudential plc                                                       2,843,067        28,427,097
XL Group plc                                                         1,204,570        26,090,986
                                                                                 ---------------
                                                                                     158,124,554
                                                                                 ---------------
HEALTH CARE--7.2%
BIOTECHNOLOGY--2.0%
Amylin Pharmaceuticals, Inc.(1)                                        832,508        17,357,792
Basilea Pharmaceutica AG(1)                                             19,039         1,186,728
Dendreon Corp.(1)                                                      232,300         9,566,114
Gilead Sciences, Inc.(1)                                               240,500         8,564,205
Regeneron Pharmaceuticals, Inc.(1)                                     197,602         5,414,295
Theravance, Inc.(1)                                                    569,100        11,438,910
                                                                                 ---------------
                                                                                      53,528,044
                                                                                 ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Zimmer Holdings, Inc.(1)                                               537,690        28,137,318
                                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES--2.5%
Aetna, Inc.                                                          1,013,500        32,036,735
WellPoint, Inc.(1)                                                     598,535        33,901,022
                                                                                 ---------------
                                                                                      65,937,757
                                                                                 ---------------


                   2 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares             Value
                                                               ---------------   ---------------
PHARMACEUTICALS--1.6%
Mitsubishi Tanabe Pharma Corp.                                         799,000   $    13,016,770
Roche Holding AG                                                       204,482        27,926,001
                                                                                 ---------------
                                                                                      40,942,771
                                                                                 ---------------
INDUSTRIALS--14.4%
AEROSPACE & DEFENSE--3.2%
Empresa Brasileira de Aeronautica SA, ADR                              886,753        25,174,918
European Aeronautic Defense & Space Co.(1)                           1,386,180        34,572,297
Lockheed Martin Corp.                                                  177,270        12,635,806
Raytheon Co.                                                           270,030        12,343,071
                                                                                 ---------------
                                                                                      84,726,092
                                                                                 ---------------
AIR FREIGHT & LOGISTICS--0.8%
TNT NV                                                                 739,827        19,878,930
                                                                                 ---------------
BUILDING PRODUCTS--1.5%
Assa Abloy AB, Cl. B                                                 1,580,496        39,862,072
                                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Secom Co. Ltd.                                                         403,900        18,240,333
                                                                                 ---------------
ELECTRICAL EQUIPMENT--2.0%
Emerson Electric Co.                                                   443,340        23,346,284
Nidec Corp.                                                            173,900        15,456,852
Prysmian SpA                                                           679,000        12,403,686
                                                                                 ---------------
                                                                                      51,206,822
                                                                                 ---------------
INDUSTRIAL CONGLOMERATES--5.6%
3M Co.                                                                 443,550        38,460,221
Koninklijke (Royal) Philips Electronics NV                           1,160,800        36,483,687
Siemens AG                                                             689,224        72,893,091
                                                                                 ---------------
                                                                                     147,836,999
                                                                                 ---------------
MACHINERY--0.6%
Fanuc Ltd.                                                             130,300        16,525,864
                                                                                 ---------------
INFORMATION TECHNOLOGY--27.4%
COMMUNICATIONS EQUIPMENT--6.1%
Juniper Networks, Inc.(1)                                            1,695,650        51,462,978
Telefonaktiebolaget LM Ericsson, B Shares                            9,826,089       107,877,274
                                                                                 ---------------
                                                                                     159,340,252
                                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.5%
Corning, Inc.                                                        1,651,720        30,193,442
Hoya Corp.                                                           1,035,000        25,230,295
Keyence Corp.                                                           95,274        20,725,633
Kyocera Corp.                                                          161,800        15,371,050
Murata Manufacturing Co. Ltd.                                          529,800        27,924,293
                                                                                 ---------------
                                                                                     119,444,713
                                                                                 ---------------
INTERNET SOFTWARE & SERVICES--2.3%
eBay, Inc.(1)                                                        2,500,090        61,002,196
                                                                                 ---------------
IT SERVICES--2.7%
Automatic Data Processing, Inc.                                        695,010        29,211,270
Infosys Technologies Ltd.                                              630,108        42,776,109
                                                                                 ---------------
                                                                                      71,987,379
                                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.8%
Altera Corp.                                                         1,631,300        49,200,008



                   3 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares             Value
                                                               ---------------   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT CONTINUED
Maxim Integrated Products, Inc.                                      1,415,335   $    26,197,851
MediaTek, Inc.                                                       1,600,891        22,495,436
Taiwan Semiconductor Manufacturing Co. Ltd.                         13,575,184        26,940,493
                                                                                 ---------------
                                                                                     124,833,788
                                                                                 ---------------
SOFTWARE--7.0%
Adobe Systems, Inc.(1)                                               1,074,443        28,096,684
Intuit, Inc.(1)                                                      1,180,700        51,726,467
Microsoft Corp.                                                      1,781,330        43,624,772
Nintendo Co. Ltd.                                                       60,600        15,142,741
SAP AG                                                                 912,028        45,095,367
                                                                                 ---------------
                                                                                     183,686,031
                                                                                 ---------------
MATERIALS--0.6%
CHEMICALS--0.6%
Linde AG                                                               120,238        15,696,473
                                                                                 ---------------
TELECOMMUNICATION SERVICES--2.2%
WIRELESS TELECOMMUNICATION SERVICES--2.2%
America Movil SAB de CV, ADR, Series L                                 121,380         6,473,195
KDDI Corp.                                                               5,211        24,937,644
Vodafone Group plc                                                  10,901,402        26,985,979
                                                                                 ---------------
                                                                                      58,396,818
                                                                                 ---------------
UTILITIES--0.8%
ELECTRIC UTILITIES--0.8%
Fortum OYJ                                                             786,400        20,572,860
                                                                                 ---------------
Total Common Stocks (Cost $2,102,839,636)                                          2,589,122,070
                                                                                 ---------------
INVESTMENT COMPANY--1.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24% (2,3) (Cost $25,032,178)                                      25,032,178        25,032,178
                                                                                 ---------------
TOTAL INVESTMENTS, AT VALUE (COST $2,127,871,814)                         99.6%    2,614,154,248
Other Assets Net of Liabilities                                            0.4        10,311,920
                                                                    ----------   ---------------
Net Assets                                                               100.0%  $ 2,624,466,168
                                                                    ==========   ===============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                 SHARES                                     SHARES
                              DECEMBER 31,      GROSS         GROSS      SEPTEMBER 30,
                                  2009        ADDITIONS     REDUCTIONS       2010
                              ------------   -----------   -----------   ------------
Oppenheimer Institutional
   Money Market Fund, Cl. E   30,907,869     233,957,672   239,833,363    25,032,178

                                 VALUE       INCOME
                              -----------   -------
Oppenheimer Institutional
   Money Market Fund, Cl. E   $25,032,178   $51,896

(3.) Rate shown is the 7-day yield as of September 30, 2010.


                   4 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                              LEVEL 3--
                                         LEVEL 1--          LEVEL 2--        SIGNIFICANT
                                        UNADJUSTED      OTHER SIGNIFICANT   UNOBSERVABLE
                                       QUOTED PRICES    OBSERVABLE INPUTS      INPUTS           VALUE
                                      --------------   ------------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $  422,071,276      $    705,442           $--       $  422,776,718
   Consumer Staples                      238,785,519                --            --          238,785,519
   Energy                                 60,877,982        35,364,338            --           96,242,320
   Financials                            430,976,163        18,557,838            --          449,534,001
   Health Care                           188,545,890                --            --          188,545,890
   Industrials                           361,751,248        16,525,864            --          378,277,112
   Information Technology                704,923,309        15,371,050            --          720,294,359
   Materials                              15,696,473                --            --           15,696,473
   Telecommunication Services             31,410,839        26,985,979            --           58,396,818
   Utilities                              20,572,860                --            --           20,572,860
Investment Company                        25,032,178                --            --           25,032,178
                                      --------------      ------------           ---       --------------
Total Investments, at Value            2,500,643,737       113,510,511            --        2,614,154,248
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts               --               541            --                  541
                                      --------------      ------------           ---       --------------
Total Assets                          $2,500,643,737      $113,511,052           $--       $2,614,154,789
                                      --------------      ------------           ---       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $           --      $    (12,670)          $--       $      (12,670)
                                      --------------      ------------           ---       --------------
Total Liabilities                     $           --      $    (12,670)          $--       $      (12,670)
                                      --------------      ------------           ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.


                   5 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                TRANSFERS        TRANSFERS     TRANSFERS      TRANSFERS
                                   INTO           OUT OF          INTO          OUT OF
                                 LEVEL 1*        LEVEL 1**     LEVEL 2**       LEVEL 2*
                                ------------   ------------   -----------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $107,682,363   $         --   $        --   $(107,682,363)
   Consumer Staples               59,089,554             --            --     (59,089,554)
   Energy                         38,949,995             --            --     (38,949,995)
   Financials                    251,910,959             --            --    (251,910,959)
   Health Care                     1,849,494             --            --      (1,849,494)
   Industrials                   178,855,339             --            --    (178,855,339)
   Information Technology        176,301,416             --            --    (176,301,416)
   Telecommunication Services     28,924,502    (24,532,360)   24,532,360     (28,924,502)
   Utilities                      24,666,340             --            --     (24,666,340)
                                ------------   ------------   -----------   -------------
Total Assets                    $868,229,962   $(24,532,360)  $24,532,360   $(868,229,962)
                                ------------   ------------   -----------   -------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings             Value       Percent
-------------------        --------------   -------
United States              $1,000,189,383     38.3%
Japan                         270,959,315     10.4
Germany                       206,137,071      7.9
Sweden                        177,702,519      6.8
France                        166,618,086      6.4
United Kingdom                159,632,525      6.1
Switzerland                   155,475,547      5.9
Mexico                         85,786,354      3.3
Spain                          68,834,048      2.6
Italy                          60,062,017      2.3
India                          56,632,028      2.2
The Netherlands                56,362,617      2.1
Brazil                         50,625,943      1.9
Taiwan                         49,435,929      1.9
Ireland                        26,090,986      1.0
Finland                        20,572,860      0.8
Korea, Republic of South        3,037,020      0.1
                           --------------    -----
Total                      $2,614,154,248    100.0%
                           ==============    =====


                   6 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                         CONTRACT
COUNTERPARTY/CONTRACT                      AMOUNT          EXPIRATION                 UNREALIZED     UNREALIZED
DESCRIPTION                   BUY/SELL    (000'S)             DATE         VALUE     APPRECIATION   DEPRECIATION
---------------------         --------   ---------         ----------   ----------   ------------   ------------
BROWN BROTHERS HARRIMAN
Swiss Franc (CHF)                 Sell          96   CHF     10/4/10    $   97,410       $541          $    --
DEUTSCHE BANK CAPITAL CORP.
Swedish Krona (SEK)               Sell      20,305   SEK     10/1/10     3,012,445         --           12,670
                                                                                         ----          -------
Total unrealized appreciation and depreciation                                           $541          $12,670
                                                                                         ====          =======

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on:


                   7 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.


                   8 | Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,161,640,177
                                 ==============
Gross unrealized appreciation    $  548,037,323
Gross unrealized depreciation       (95,349,955)
                                 --------------
Net unrealized appreciation      $  452,687,368
                                 ==============


                   9 | Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
CORPORATE BONDS AND NOTES--87.4%
CONSUMER DISCRETIONARY--19.9%
AUTO COMPONENTS--2.3%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15(1)        $    675,000   $    735,750
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec.
Unsub. Nts., 8/15/20                                             570,000        602,775
Tower Automotive Holdings USA LLC/TA Holdings Finance,
Inc., 10.625% Sr. Sec. Nts., 9/1/17(1)                         1,335,000      1,355,025
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14(2,3)                                 425,000        435,625
8.25% Sr. Unsec. Nts., 8/1/10(2,3)                                45,000         46,125
                                                                           ------------
                                                                              3,175,300
                                                                           ------------
HOTELS, RESTAURANTS & LEISURE--5.7%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(1)                      200,000        184,000
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16(1)           350,000        359,625
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18      2,288,000      1,838,980
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts.,
3/1/14                                                           685,000        623,350
Landry's Restaurants, Inc., 11.625% Sr. Sec. Nts.,
12/1/15                                                          455,000        482,300
Mashantucket Pequot Tribe, 8.50% Bonds, Series A,
11/15/15(1,2)                                                  1,505,000        233,275
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                         430,000        369,800
6.75% Sr. Unsec. Nts., 4/1/13                                    965,000        901,069
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                             280,000        222,950
8% Sr. Sub. Nts., 4/1/12                                         595,000        455,175
11.50% Sr. Sec. Nts., 11/1/17(1)                                 675,000        607,500
Pinnacle Entertainment, Inc.:
8.625% Sr. Unsec. Nts., 8/1/17                                   110,000        117,288
8.75% Sr. Unsec. Sub. Nts., 5/15/20                              235,000        232,650
Snoqualmie Entertainment Authority, 9.125% Sr. Sec.
Nts., 2/1/15(1)                                                   70,000         61,950
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts.,
2/1/14(2,3)                                                    2,595,000            260
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16             750,000        806,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%
Sec. Nts., 8/15/20(1)                                            315,000        333,900
                                                                           ------------
                                                                              7,830,322
                                                                           ------------
HOUSEHOLD DURABLES--1.6%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13                                  335,000        324,950
6.875% Sr. Unsec. Nts., 7/15/15                                  690,000        630,488
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                              190,000        168,863
8.875% Sr. Sub. Nts., 4/1/12                                     530,000        511,450
Reynolds Group Issuer, Inc./Reynolds Group Issuer
LLC/Reynolds Group Luxembourg SA, 8.50% Sr. Nts.,
5/15/18(1)                                                       515,000        505,988
                                                                           ------------
                                                                              2,141,739
                                                                           ------------


                       1 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
LEISURE EQUIPMENT & PRODUCTS--2.1%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec.
Nts., 11/15/17(1)                                           $    500,000   $    370,000
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18(1)              2,630,000      2,564,250
                                                                           ------------
                                                                              2,934,250
                                                                           ------------
MEDIA--6.5%
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(4,5)                                    1,936          1,975
9.17% Sr. Sub. Nts., 11/1/13(1,4)                              2,366,977      1,553,329
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27                           115,000         98,613
7.75% Sr. Unsec. Unsub. Debs., 6/1/27                            728,000        646,100
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25% Sr.
Unsec. Nts., 10/30/17(1)                                         355,000        361,656
Cengage Learning Acquisitions, Inc.:
10.50% Sr. Nts., 1/15/15(1)                                      825,000        823,969
13.25% Sr. Sub. Nts., 7/15/15(1)                                 355,000        354,113
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11                             95,000         92,981
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                            745,000        584,825
Entravison Communications Corp., 8.75% Sr. Sec. Nts.,
8/1/17(1)                                                        155,000        158,875
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15           1,215,000      1,219,556
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18(5)               230,000        239,345
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17               540,000        587,250
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(2,3)                              1,460,000            146
6.875% Sr. Unsec. Sub. Nts., 10/1/13(2,3)                      2,510,000            251
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts.,
4/15/17(1)                                                       390,000        408,525
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13(2)         140,000        118,475
Sinclair Television Group, Inc., 8.375% Sr. Nts.,
10/15/18(5,6)                                                    355,000        357,663
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub.
Nts., 3/15/15(1,4)                                               749,051        720,962
Visant Corp., 10% Sr. Sec. Nts., 10/1/17(1)                      145,000        151,888
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14              360,000        346,500
                                                                           ------------
                                                                              8,826,997
                                                                           ------------
MULTILINE RETAIL--0.6%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub.
Nts., 3/15/14                                                    880,000        871,200
SPECIALTY RETAIL--1.1%
Burlington Coat Factory Warehouse Corp., 11.125% Sr.
Unsec. Nts., 4/15/14                                           1,090,000      1,144,500
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18        325,000        312,000
                                                                           ------------
                                                                              1,456,500
                                                                           ------------
CONSUMER STAPLES--1.9%
FOOD & STAPLES RETAILING--0.0%
Real Time Data Co., 11% Nts., 5/31/09(2,3,4,5)                   476,601             --
FOOD PRODUCTS--1.8%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts.,
5/15/16(1)                                                       925,000        948,125


                       2 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
FOOD PRODUCTS CONTINUED
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17(1,3,4)       $    965,000   $    878,150
Southern States Cooperative, Inc., 11.25% Sr. Nts.,
5/15/15(5)                                                       595,000        633,675
                                                                           ------------
                                                                              2,459,950
                                                                           ------------
PERSONAL PRODUCTS--0.1%
NBTY, Inc., 9% Sr. Nts., 10/1/18(1,6)                             70,000         73,850
ENERGY--11.2%
ENERGY EQUIPMENT & SERVICES--2.2%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr.
Unsec. Nts., 1/15/18                                              85,000         84,150
Global Geophysical Services, Inc., 10.50% Sr. Unsec
Nts., 5/1/17(1)                                                  935,000        956,038
PHI, Inc., 8.625% Sr. Unsec. Nts., 10/15/18(1)                   705,000        696,188
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17(1)         575,000        603,750
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15(1)            605,000        638,275
                                                                           ------------
                                                                              2,978,401
                                                                           ------------
OIL, GAS & CONSUMABLE FUELS--9.0%
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts.,
10/15/14                                                         555,000        543,206
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts.,
12/1/17                                                          670,000        715,225
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts.,
2/1/18                                                         1,090,000      1,212,625
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts.,
12/15/15                                                         555,000        563,325
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15(1)          1,415,000      1,227,513
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16                620,000        638,600
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16                     585,000        642,038
Brigham Exploration Co., 8.75% Sr. Unsec. Nts.,
10/1/18(1)                                                       115,000        119,025
Chaparral Energy, Inc.:
8.875% Sr. Unsec. Nts., 2/1/17                                   640,000        625,600
9.875% Sr. Nts., 10/1/20(5)                                      640,000        652,800
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub.
Nts., 12/15/17                                                   150,000        159,188
Continental Resources, Inc., 7.125% Sr. Nts., 4/1/21(1)          105,000        109,725
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%
Sr. Unsec. Nts., 2/15/18                                         195,000        205,238
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts.,
10/15/20                                                         175,000        185,063
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20(1)            1,145,000      1,219,425
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(1)         1,215,000      1,266,638
OPTI Canada, Inc., 9.75% Sr. Sec. Nts., 8/15/13(1)               375,000        382,500
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16             615,000        724,163
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19           95,000        104,263
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20(1)                                       560,000        557,200
9.875% Sr. Unsec. Nts., 5/15/16(1)                               305,000        316,438
Whiting Petroleum Corp., 6.50% Sr. Unsec. Sub. Nts.,
10/1/18                                                          145,000        148,089
                                                                           ------------
                                                                             12,317,887
                                                                           ------------
FINANCIALS--5.8%
CAPITAL MARKETS--2.5%
American General Finance, 6.90% Nts., Series J, 12/15/17         535,000        449,400


                       3 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
CAPITAL MARKETS CONTINUED
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub.
Nts., 3/1/16                                                $    300,000   $    280,500
Graham Packaging Co. LP/GPC Capital Corp., 8.25% Sr.
Unsec. Nts., 10/1/18(1)                                          105,000        107,231
Nationstar Mortgage LLC/Nationstar Capital Corp.,
10.875% Sr. Nts., 4/1/15(1)                                    2,160,000      1,819,800
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18(5)        715,000        748,963
                                                                           ------------
                                                                              3,405,894
                                                                           ------------
COMMERCIAL BANKS--1.0%
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                     1,345,000      1,323,144
CONSUMER FINANCE--0.4%
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec.
Nts., 7/15/15(1)                                                 570,000        624,863
DIVERSIFIED FINANCIAL SERVICES--0.1%
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(7)          175,000        157,938
INSURANCE--0.7%
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13                                410,000        412,050
8.625% Sr. Nts., 9/15/15(1)                                      410,000        439,725
8.875% Sr. Unsec. Nts., 9/1/17                                    70,000         75,950
                                                                           ------------
                                                                                927,725
                                                                           ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.1%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14                 1,085,000        927,675
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts.,
6/15/13(5,8)                                                     525,000        527,625
                                                                           ------------
                                                                              1,455,300
                                                                           ------------
HEALTH CARE--7.3%
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13            375,000        380,625
Alere, Inc., 8.625% Sr. Sub. Nts., 10/1/18(1)                    245,000        249,288
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17(4)               460,000        512,900
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec.
Unsub. Nts., 2/1/16                                              385,000        395,588
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts.,
6/1/15(4)                                                        350,000        353,938
                                                                           ------------
                                                                              1,892,339
                                                                           ------------
HEALTH CARE PROVIDERS & SERVICES--4.6%
Apria Healthcare Group, Inc., 12.375% Sr. Sec. Nts.,
11/1/14                                                          555,000        620,213
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts.,
7/1/17(1)                                                         95,000        101,888
Catalent Pharma Solutions, Inc., 10.224% Sr. Unsec.
Nts., 4/15/15(4)                                                 495,151        502,578
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub.
Nts., 9/1/18(1)                                                  575,000        616,688
HCA, Inc., 6.375% Nts., 1/15/15                                  380,000        380,950
HEALTHSOUTH Corp.:
7.25% Sr. Unsec. Nts., 10/1/18(6)                                350,000        357,875
7.75% Sr. Unsec. Nts., 9/15/22(6)                                245,000        247,450
10.75% Sr. Unsec. Nts., 6/15/16                                  260,000        286,325
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18(1)           270,000        268,988
LifePoint Hospitals, Inc., 6.625% Sr. Unsec. Nts.,
10/1/20(1)                                                        70,000         71,575


                       4 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18(1)                 $    460,000   $    481,850
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17(1)          265,000        245,125
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts.,
4/15/17(1)                                                       235,000        233,238
Rural/Metro Corp., 12.75% Sr. Unsec. Nts., 3/15/16               680,000        729,300
UHS Escrow Corp., 7% Sr. Nts., 10/1/18(5)                         70,000         72,100
US Oncology Holdings, Inc., 6.737% Sr. Unsec. Nts.,
3/15/12(4,8)                                                     640,000        609,600
Vanguard Health Holding Co. II LLC/Vanguard Holding Co.
II, Inc., 8% Sr. Nts., 2/1/18                                    375,000        382,500
                                                                           ------------
                                                                              6,208,243
                                                                           ------------
HEALTH CARE TECHNOLOGY--0.1%
Merge Healthcare, Inc., 11.75% Sr. Sec. Nts., 5/1/15(1)          160,000        164,400
PHARMACEUTICALS--1.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec.
Nts., 11/15/14                                                   715,000        781,138
Valeant Pharmaceuticals International:
6.75% Sr. Nts., 10/1/17(1)                                        35,000         35,788
7% Sr. Nts., 10/1/20(1)                                           35,000         35,875
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18(1)              800,000        826,000
                                                                           ------------
                                                                              1,678,801
                                                                           ------------
INDUSTRIALS--12.9%
AEROSPACE & DEFENSE--2.4%
BE Aerospace, Inc., 6.875% Sr. Nts., 1/1/20                      140,000        143,500
DynCorp International, Inc., 10.375% Sr. Unsec. Nts.,
7/1/17(1)                                                      1,005,000      1,005,000
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec.
Nts., 4/1/15                                                   1,435,000      1,113,919
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18             895,000        966,600
                                                                           ------------
                                                                              3,229,019
                                                                           ------------
AIRLINES--1.1%
American Airlines, Inc., 10.50% Sr. Sec. Nts.,
10/15/12(1)                                                      180,000        195,300
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15(1)        1,080,000      1,198,800
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts.,
11/1/13(1)                                                       155,000        172,050
                                                                           ------------
                                                                              1,566,150
                                                                           ------------
BUILDING PRODUCTS--2.0%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14             1,285,000      1,349,250
Goodman Global Group, Inc., 11.875% Sr. Unsec. Nts.,
12/15/14(9)                                                      585,000        377,325
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts.,
7/15/14                                                          940,000        962,325
                                                                           ------------
                                                                              2,688,900
                                                                           ------------
COMMERCIAL SERVICES & SUPPLIES--1.2%
Affinion Group Holdings, Inc., 11.625% Sr. Nts.,
11/15/15(5,6)                                                    420,000        431,900
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B,
11/15/05(2,3)                                                    200,000             --
West Corp.:
8.625% Sr. Unsec. Nts., 10/1/18(5,6)                             175,000        178,719
9.50% Sr. Unsec. Nts., 10/15/14                                1,025,000      1,077,531
                                                                           ------------
                                                                              1,688,150
                                                                           ------------


                       5 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
INDUSTRIAL CONGLOMERATES--0.5%
Sequa Corp., 11.75% Sr. Unsec. Nts., 12/1/15(1)             $    600,000   $    636,000
MACHINERY--1.9%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18             770,000        856,625
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16(1)            590,000        611,388
Mueller Water Products, Inc., 8.75% Sr. Unsec. Unsub.
Nts., 9/1/20(1)                                                   95,000        100,225
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                   955,000        960,969
                                                                           ------------
                                                                              2,529,207
                                                                           ------------
MARINE--0.5%
Marquette Transportation Co., 10.875% Sr. Sec. Nts.,
1/15/17(1)                                                       725,000        743,125
PROFESSIONAL SERVICES--1.0%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(1)         855,000        851,794
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20(1)                 355,000        359,438
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr.
Unsec. Nts., 6/15/18(1)                                          150,000        171,375
                                                                           ------------
                                                                              1,382,607
                                                                           ------------
ROAD & RAIL--1.8%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14                           315,000        321,300
9.625% Sr. Unsec. Unsub. Nts., 3/15/18                            65,000         69,063
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18(1)                1,055,000      1,060,275
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15(1)        1,020,000        985,575
                                                                           ------------
                                                                              2,436,213
                                                                           ------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Ashtead Capital, Inc., 9% Nts., 8/15/16(5)                       220,000        228,800
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15(1)            215,000        222,525
United Rentals North America, Inc., 9.25% Sr. Unsec.
Unsub. Nts., 12/15/19                                            275,000        299,063
                                                                           ------------
                                                                                750,388
                                                                           ------------
INFORMATION TECHNOLOGY--6.5%
COMPUTERS & PERIPHERALS--0.2%
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts.,
10/12/15(5)                                                      310,000        310,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub.
Nts., 8/1/16                                                     940,000      1,010,500
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16                  710,000        731,300
                                                                           ------------
                                                                              1,741,800
                                                                           ------------
INTERNET SOFTWARE & SERVICES--0.8%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15(1)                 370,000        397,750
Telcordia Technologies, Inc., 11% Sr. Sec. Nts.,
5/1/18(1)                                                        640,000        631,200
                                                                           ------------
                                                                              1,028,950
                                                                           ------------
IT SERVICES--1.5%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15                 440,000        408,100
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20(1)                                 570,000        594,225


                       6 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
IT SERVICES CONTINUED
9.875% Sr. Unsec. Nts., 9/24/15                             $  1,360,000   $  1,118,600
                                                                           ------------
                                                                              2,120,925
                                                                           ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.7%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts.,
8/1/20(1)                                                        315,000        326,813
Amkor Technology, Inc., 7.375% Sr. Unsec. Nts., 5/1/18(1)        345,000        351,038
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18(1)                                  595,000        621,775
10.75% Sr. Unsec. Nts., 8/1/20(1)                              1,065,000      1,072,988
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/15/14                                   375,000        390,000
9.50% Sr. Unsec. Unsub. Nts., 10/15/15                           625,000        642,188
9.75% Sr. Sec. Nts., 8/1/18(1)                                   255,000        272,850
                                                                           ------------
                                                                              3,677,652
                                                                           ------------
MATERIALS--9.8%
CHEMICALS--3.3%
Celanese US Holdings LLC, 6.625% Sr. Unsec. Nts.,
10/15/18(1)                                                      175,000        179,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
8.875% Sr. Sec. Nts., 2/1/18                                   1,300,000      1,280,500
Huntsman International LLC:
8.625% Sr. Sub. Nts., 3/15/21(1)                                  70,000         72,800
8.625% Sr. Unsec. Sub. Nts., 3/15/20                           1,230,000      1,279,200
Momentive Performance Materials, Inc., 11.50% Sr. Unsec.
Sub. Nts., 12/1/16                                             1,010,000      1,015,050
PolyOne Corp., 7.375% Sr. Unsec. Nts., 9/15/20                    70,000         72,363
Rhodia SA, 6.875% Sr. Nts., 9/15/20(1)                           460,000        471,500
Vertellus Specialties, Inc., 9.375% Sr. Sec. Nts.,
10/1/15(1)                                                       210,000        218,400
                                                                           ------------
                                                                              4,589,188
                                                                           ------------
CONTAINERS & PACKAGING--1.3%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts.,
9/15/14                                                        1,070,000      1,045,925
Jefferson Smurfit Corp. (Escrow):
7.50% Sr. Unsec. Unsub. Nts., 6/1/13(2,3)                        205,000          8,456
8.25% Sr. Unsec. Nts., 10/1/12(2,3)                              595,000         24,544
Smurfit-Stone Container Corp. (Escrow):
8% Sr. Unsec. Unsub. Nts., 3/15/17(2,3)                          395,000         16,294
8.375% Sr. Nts., 7/1/12(2,3)                                     205,000          8,456
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14                       755,000        653,075
                                                                           ------------
                                                                              1,756,750
                                                                           ------------
METALS & MINING--0.4%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15                770,000        560,175
PAPER & FOREST PRODUCTS--4.8%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18(1,6)            535,000        547,038
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13(2,3)                          445,000         58,963
7.75% Sr. Unsec. Bonds, 8/1/30(2,3)                              415,000         54,988
8.375% Sr. Unsec. Sub. Nts., 4/1/15(2,3)                         445,000         58,963
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds,
8/1/30(2,3)                                                      220,000         28,600


                       7 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
PAPER & FOREST PRODUCTS CONTINUED
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts.,
7/29/15(1,3,4)                                              $    775,000   $    660,688
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15(1)        1,265,000      1,192,263
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec.
Nts., 1/15/11(2,3)                                               315,000         70,875
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13(2,3)                              725,000        200,281
9% Sr. Unsec. Nts., 8/1/09(2,3)                                  185,000         51,338
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16(1)             847,000        692,423
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                 1,485,000      1,351,350
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14                                     540,000        544,050
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16                 1,130,000      1,021,238
                                                                           ------------
                                                                              6,533,058
                                                                           ------------
TELECOMMUNICATION SERVICES--6.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.7%
Broadview Networks Holdings, Inc., 11.375% Sr. Sec.
Nts., 9/1/12                                                     340,000        334,900
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17                                         305,000        309,575
8.75% Sr. Unsec. Sub. Nts., 3/15/18                              325,000        318,500
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15                 590,000        669,650
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17                                   615,000        661,894
11.50% Sr. Unsec. Nts., 2/4/17(4)                                318,750        347,039
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts.,
10/15/20(1)                                                      175,000        176,750
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16                 900,000        919,125
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts.,
11/1/14                                                        1,125,000      1,063,125
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts.,
7/15/15                                                        1,285,000      1,317,125
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts.,
9/1/18(1)                                                        305,000        317,200
Winstar Communications, Inc., 12.75% Sr. Nts.,
4/15/10(2,3)                                                   1,000,000              1
                                                                           ------------
                                                                              6,434,884
                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts.,
11/1/14                                                        1,250,000      1,300,000
MetroPCS Wireless, Inc., 7.875% Sr. Unsec. Nts., 9/1/18        1,265,000      1,309,275
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(2,3)                    400,000             --
                                                                           ------------
                                                                              2,609,275
                                                                           ------------
UTILITIES--5.5%
ELECTRIC UTILITIES--2.4%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17               945,000        687,488
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec.
Nts., 12/1/20                                                    782,000        779,881
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15                      2,510,000      1,656,600
10.25% Sr. Unsec. Nts., Series B, 11/1/15                        290,000        191,400
                                                                           ------------
                                                                              3,315,369
                                                                           ------------


                       8 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
ENERGY TRADERS--3.1%
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16       $    770,000   $    604,450
Energy Future Holdings Corp., 10% Sr. Sec. Nts.,
1/15/20(1)                                                       625,000        623,526
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17(1)       1,295,000      1,340,325
GenOn Escrow Corp.:
9.50% Sr. Unsec. Nts., 10/15/18(5,6)                             355,000        343,463
9.875% Sr. Nts., 10/15/20(5,6)                                   355,000        341,688
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15         875,000        881,535
                                                                           ------------
                                                                              4,134,987
                                                                           ------------
Total Corporate Bonds and Notes (Cost $122,891,074)                         119,367,815

                                                               Shares
                                                            ------------
PREFERRED STOCKS--2.0%
Ally Financial, Inc., 7%, Non-Vtg.(1)                              1,540      1,412,950
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(3,4)         13,764             --
Citigroup Capital XIII, 7.875%(3)                                  2,808         71,660
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
Series B, Non-Vtg.(3)                                              8,000             --
Greektown Holdings LLC, Preferred(3)                              11,550      1,224,300
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(3,4)               342             --
                                                                           ------------
Total Preferred Stocks (Cost $3,557,779)                                      2,708,910
                                                                           ------------
COMMON STOCKS--3.6%
American Media, Inc. (3,5)                                         9,424              1
Charter Communications, Inc., Cl. A (3)                           40,830      1,326,975
Dana Holding Corp. (3)                                            27,080        333,626
Global Aviation Holdings, Inc. (3)                                     3          3,000
Greektown Superholdings, Inc. (3)                                    874         77,349
Kaiser Aluminum Corp.                                                458         19,598
Orbcomm, Inc. (3)                                                  1,127          2,558
Smurfit-Stone Container Corp. (3)                                 67,428      1,238,652
Solutia, Inc. (3)                                                 44,607        714,604
Sprint Nextel Corp. (3)                                          149,396        691,703
Visteon Corp.(3)                                                  18,823        521,209
                                                                           ------------
Total Common Stocks (Cost $5,857,355)                                         4,929,275
                                                                           ------------

                                                                Units
                                                            ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
ASG Consolidated LLC/American Seafoods Group Wts.,
Strike Price $0.01, 5/15/18(1,3)                                   1,030        113,300
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp.
2/28/11(3)                                                           570              6
                                                                           ------------
Total Rights, Warrants and Certificates (Cost $53,389)                          113,306
                                                                           ------------


                       9 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                              Principal
                                                               Amount          Value
                                                            ------------   ------------
LOAN PARTICIPATIONS--1.6%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd
Lien Term Loan:
Tranche 3L, 3.565%, 10/19/15(4,6,8)                         $    425,987   $    241,596
Tranche B, 10/19/15(4,6,10)                                      115,000         65,221
Tranche B, 3.565%, 10/19/15(4,8)                                 915,481        519,209
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 12.50%, 7/20/15                                1,195,000      1,295,828
Reynolds Group Holding Ltd., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 0.75%, 11/1/11(8)                          600,000             --
                                                                           ------------
Total Loan Participations (Cost $1,912,808)                                   2,121,854

                                                               Shares
                                                            ------------
INVESTMENT COMPANIES--4.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00% (11,12)                                            155,090        155,090
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24% (11,13)                                                  6,051,944      6,051,944
                                                                           ------------
Total Investment Companies (Cost $6,207,034)                                  6,207,034
                                                                           ------------
TOTAL INVESTMENTS, AT VALUE (COST $140,479,439)                     99.2%   135,448,194
Other Assets Net of Liabilities                                      0.8      1,135,077
                                                            ------------   ------------
Net Assets                                                         100.0%  $136,583,271
                                                            ============   ============

Footnotes to Statement of Investments

(1.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $48,759,789 or 35.70% of the Fund's net assets as of September 30, 2010.

(2.) Issue is in default. See accompanying Notes.

(3.) Non-income producing security.

(4.) Interest or dividend is paid-in-kind, when applicable.


                      10 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

(5.) Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $5,068,717, which represents 3.71% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                               UNREALIZED
                                                                  ACQUISITION                                 APPRECIATION
SECURITY                                                             DATE             COST         VALUE     (DEPRECIATION)
--------                                                      ------------------   ----------   ----------   --------------
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15                9/30/10   $  413,910   $  431,900     $  17,990
American Media, Inc.                                                      2/2/09      208,776            1      (208,775)
American Media Operations, Inc., 9% Sr. Unsec. Nts., 5/1/13    1/29/09 - 4/30/10        1,848        1,975           127
Ashtead Capital, Inc., 9% Nts., 8/15/16                       12/18/09 - 1/25/10      221,133      228,800         7,667
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15                 9/30/10      313,875      310,000        (3,875)
Chaparral Energy, Inc., 9.875% Sr. Nts., 10/1/20               9/13/10 - 9/16/10      632,446      652,800        20,354
GenOn Escrow Corp., 9.50% Sr. Unsec. Nts., 10/15/18                      9/20/10      350,112      343,463        (6,649)
GenOn Escrow Corp., 9.875% Sr. Nts., 10/15/20                  9/20/10 - 9/23/10      345,577      341,688        (3,889)
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18                          7/20/10      230,000      239,345         9,345
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18         9/21/10 - 9/22/10      732,918      748,963        16,045
Real Time Data Co., 11% Nts., 5/31/09                          6/30/99 - 5/31/01      365,810           --      (365,810)
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18     9/21/10 - 9/22/10      351,983      357,663         5,680
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15    4/28/10 - 9/23/10      598,850      633,675        34,825
UHS Escrow Corp., 7% Sr. Nts., 10/1/18                                   9/15/10       70,000       72,100         2,100
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts.,
6/15/13                                                                  9/30/10      534,844      527,625        (7,219)
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18                              9/30/10      175,000      178,719         3,719
                                                                                   ----------   ----------     ---------
                                                                                   $5,547,082   $5,068,717     $(478,365)
                                                                                   ==========   ==========     =========

(6.) When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See accompanying Notes.

(7.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(8.) Represents the current interest rate for a variable or increasing rate security.

(9.) Zero coupon bond reflects effective yield on the date of purchase.

(10.) This Senior Loan will settle after September 30, 2010, at which time the interest rate will be determined.

(11.) Rate shown is the 7-day yield as of September 30, 2010.

(12.) Interest rate is less than 0.005%.

(13.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                    SHARES
                                                     DECEMBER 31,      GROSS        GROSS     SEPTEMBER 30,
                                                         2009        ADDITIONS   REDUCTIONS        2010
                                                     ------------   ----------   ----------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E     2,092,310    83,691,471   79,731,837     6,051,944

                                                        VALUE      INCOME
                                                     ----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $6,051,944   $12,652

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:


                      11 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                    LEVEL 2--
                                      LEVEL 1--       OTHER        LEVEL 3--
                                     UNADJUSTED    SIGNIFICANT    SIGNIFICANT
                                       QUOTED      OBSERVABLE    UNOBSERVABLE
                                       PRICES        INPUTS         INPUTS          VALUE
                                    -----------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Corporate Bonds and Notes           $        --   $119,367,417    $      398    $119,367,815
Preferred Stocks                             --      1,484,610     1,224,300       2,708,910
Common Stocks                         4,327,716             --       601,559       4,929,275
Rights, Warrants and Certificates            --        113,300             6         113,306
Loan Participations                          --      2,121,854            --       2,121,854
Investment Companies                  6,207,034             --            --       6,207,034
                                    -----------   ------------    ----------    ------------
Total Assets                        $10,534,750   $123,087,181    $1,826,263    $135,448,194
                                    -----------   ------------    ----------    ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including


                      12 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $3,019,427
Sold securities               540,713

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost                                $8,846,762
Market Value                        $1,415,916
Market Value as a % of Net Assets         1.04%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment


                      13 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure


                      14 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreement with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.


                      15 | Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of September 30, 2010, the Fund had no such credit default swaps outstanding.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $141,580,033
                                 ============
Gross unrealized appreciation    $  6,787,515
Gross unrealized depreciation     (12,919,354)
                                 ------------
Net unrealized depreciation      $ (6,131,839)
                                 ============


                      16 | Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                  Shares             Value
                                                              ---------------   ---------------
COMMON STOCKS--99.6%
CONSUMER DISCRETIONARY--13.2%
AUTOMOBILES--3.1%
Ford Motor Co.(1)                                                   4,020,230   $    49,207,615
HOTELS, RESTAURANTS & LEISURE--4.2%
Hyatt Hotels Corp., Cl. A(1)                                          612,308        22,894,196
McDonald's Corp.                                                      607,546        45,268,252
                                                                                ---------------
                                                                                     68,162,448
                                                                                ---------------
MEDIA--4.1%
McGraw-Hill Cos., Inc. (The)                                        1,044,931        34,545,419
Time Warner Cable, Inc.                                               390,704        21,094,109
Washington Post Co. (The), Cl. B                                       26,638        10,639,484
                                                                                ---------------
                                                                                     66,279,012
                                                                                ---------------
MULTILINE RETAIL--0.5%
Target Corp.                                                          160,270         8,564,829
                                                                                ---------------
SPECIALTY RETAIL--1.3%
AutoZone, Inc.(1)                                                      91,430        20,929,241
                                                                                ---------------
CONSUMER STAPLES--9.9%
FOOD PRODUCTS--4.8%
General Mills, Inc.                                                 1,147,310        41,922,707
Mead Johnson Nutrition Co., Cl. A                                     489,372        27,850,161
Sara Lee Corp.                                                        544,480         7,312,366
                                                                                ---------------
                                                                                     77,085,234
                                                                                ---------------
TOBACCO--5.1%
Philip Morris International, Inc.                                   1,491,049        83,528,565
                                                                                ---------------
ENERGY--10.6%
OIL, GAS & CONSUMABLE FUELS--10.6%
Chevron Corp.                                                         748,839        60,693,401
Enterprise Products Partners LP                                       591,970        23,483,450
Noble Energy, Inc.                                                    238,240        17,889,442
Occidental Petroleum Corp.                                            693,610        54,309,663
Plains All American Pipeline LP                                       247,911        15,596,081
                                                                                ---------------
                                                                                    171,972,037
                                                                                ---------------
FINANCIALS--16.5%
CAPITAL MARKETS--3.0%
Goldman Sachs Group, Inc. (The)                                       121,700        17,595,386
State Street Corp.                                                    796,582        29,999,278
                                                                                ---------------
                                                                                     47,594,664
                                                                                ---------------
COMMERCIAL BANKS--6.5%
CIT Group, Inc.(1)                                                  1,399,820        57,140,652
Marshall & Ilsley Corp.                                               607,120         4,274,125
Wells Fargo & Co.                                                   1,744,940        43,850,342
                                                                                ---------------
                                                                                    105,265,119
                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES--4.1%
Bank of America Corp.                                               2,399,030        31,451,283
Citigroup, Inc.(1)                                                  9,087,170        35,439,963
                                                                                ---------------
                                                                                     66,891,246
                                                                                ---------------


                      1 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                  Shares             Value
                                                              ---------------   ---------------
INSURANCE--2.9%
AFLAC, Inc.                                                           465,230   $    24,057,043
Lincoln National Corp.                                                213,110         5,097,591
Progressive Corp.                                                     861,110        17,971,366
                                                                                ---------------
                                                                                     47,126,000
                                                                                ---------------
HEALTH CARE--12.6%
BIOTECHNOLOGY--2.3%
Celgene Corp.(1)                                                      441,142        25,414,191
Human Genome Sciences, Inc.(1)                                        405,880        12,091,165
                                                                                ---------------
                                                                                     37,505,356
                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Medtronic, Inc.                                                       517,870        17,390,075
                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES--3.0%
Express Scripts, Inc.(1)                                              361,060        17,583,622
WellPoint, Inc.(1)                                                    533,880        30,238,963
                                                                                ---------------
                                                                                     47,822,585
                                                                                ---------------
PHARMACEUTICALS--6.2%
Abbott Laboratories                                                   688,120        35,947,389
Merck & Co., Inc.                                                   1,112,208        40,940,376
Perrigo Co.                                                            75,640         4,857,601
Teva Pharmaceutical Industries Ltd., Sponsored ADR                    359,910        18,985,253
                                                                                ---------------
                                                                                    100,730,619
                                                                                ---------------
INDUSTRIALS--11.6%
AEROSPACE & DEFENSE--3.1%
Boeing Co. (The)                                                      323,050        21,495,747
Precision Castparts Corp.                                             221,590        28,219,487
                                                                                ---------------
                                                                                     49,715,234
                                                                                ---------------
AIR FREIGHT & LOGISTICS--1.3%
United Parcel Service, Inc., Cl. B                                    321,880        21,466,177
                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES--2.1%
Republic Services, Inc.                                             1,136,224        34,643,470
                                                                                ---------------
CONSTRUCTION & ENGINEERING--1.2%
KBR, Inc.                                                             768,974        18,947,519
                                                                                ---------------
INDUSTRIAL CONGLOMERATES--3.5%
General Electric Co.                                                1,174,520        19,085,950
Tyco International Ltd.                                             1,034,680        38,003,796
                                                                                ---------------
                                                                                     57,089,746
                                                                                ---------------
PROFESSIONAL SERVICES--0.4%
Verisk Analytics, Inc., Cl. A(1)                                      230,350         6,452,104
                                                                                ---------------
INFORMATION TECHNOLOGY--18.5%
COMMUNICATIONS EQUIPMENT--3.0%
QUALCOMM, Inc.                                                      1,078,381        48,656,551
                                                                                ---------------
COMPUTERS & PERIPHERALS--5.4%
Apple, Inc.(1)                                                        279,342        79,263,293
Western Digital Corp.(1)                                              305,100         8,661,789
                                                                                ---------------
                                                                                     87,925,082
                                                                                ---------------


                       2 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                  Shares             Value
                                                              ---------------   ---------------
INTERNET SOFTWARE & SERVICES--5.7%
eBay, Inc.(1)                                                       2,117,235   $    51,660,534
Google, Inc., Cl. A(1)                                                 75,550        39,723,435
                                                                                ---------------
                                                                                     91,383,969
                                                                                ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Marvell Technology Group Ltd.(1)                                      663,770        11,622,613
                                                                                ---------------
SOFTWARE--3.7%
Check Point Software Technologies Ltd.(1)                             687,640        25,394,545
Microsoft Corp.                                                     1,418,117        34,729,685
                                                                                ---------------
                                                                                     60,124,230
MATERIALS--1.6%
CHEMICALS--1.6%
Praxair, Inc.                                                         293,690        26,508,459
                                                                                ---------------
TELECOMMUNICATION SERVICES--2.1%
WIRELESS TELECOMMUNICATION SERVICES--2.1%
America Movil SAB de CV, ADR, Series L                                627,836        33,482,493
                                                                                ---------------
UTILITIES--3.0%
ENERGY TRADERS--3.0%
AES Corp. (The)(1)                                                  4,301,460        48,821,571
                                                                                ---------------
Total Common Stocks (Cost $1,368,692,261)                                         1,612,893,863
                                                                                ---------------
INVESTMENT COMPANY--0.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24% (2,3) (Cost $2,931,260)                                       2,931,260         2,931,260

TOTAL INVESTMENTS, AT VALUE (COST $1,371,623,521)                        99.8%    1,615,825,123
Other Assets Net of Liabilities                                           0.2         3,217,700
                                                                        -----   ---------------
Net Assets                                                              100.0%  $ 1,619,042,823
                                                                        =====   ===============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of September 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                       SHARES            GROSS         GROSS             SHARES
                                  DECEMBER 31, 2009    ADDITIONS     REDUCTIONS    SEPTEMBER 30, 2010
                                  -----------------   -----------   ------------   ------------------
Oppenheimer Institutional Money
   Market Fund, Cl. E                 2,607,806       371,149,727    370,826,273       2,931,260

                                    VALUE       INCOME
                                  ----------   -------
Oppenheimer Institutional Money
   Market Fund, Cl. E             $2,931,260   $24,128


                       3 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                       LEVEL 3--
                                  LEVEL 1--          LEVEL 2--        SIGNIFICANT
                                  UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                QUOTED PRICES    OBSERVABLE INPUTS       INPUTS         VALUE
                                --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  213,143,145         $--               $--        $  213,143,145
   Consumer Staples                160,613,799          --                --           160,613,799
   Energy                          171,972,037          --                --           171,972,037
   Financials                      266,877,029          --                --           266,877,029
   Health Care                     203,448,635          --                --           203,448,635
   Industrials                     188,314,250          --                --           188,314,250
   Information Technology          299,712,445          --                --           299,712,445
   Materials                        26,508,459          --                --            26,508,459
   Telecommunication Services       33,482,493          --                --            33,482,493
   Utilities                        48,821,571          --                --            48,821,571
Investment Company                   2,931,260          --                --             2,931,260
                                --------------         ---               ---        --------------
Total Assets                    $1,615,825,123         $--               $--        $1,615,825,123
                                --------------         ---               ---        --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.


                      4 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's


                       5 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,382,382,941
                                 ==============
Gross unrealized appreciation    $  263,194,451
Gross unrealized depreciation       (29,752,269)
                                 --------------
Net unrealized appreciation      $  233,442,182
                                 ==============


                       6 | Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
COMMON STOCKS--98.0%
CONSUMER DISCRETIONARY--14.4%
AUTO COMPONENTS--0.7%
Cooper Tire & Rubber Co.                                             75,610   $  1,484,224
Dana Holding Corp.(1)                                               302,000      3,720,640
Federal-Mogul Corp.(1)                                                9,540        180,401
Fuel Systems Solutions, Inc.(1)                                      15,080        589,779
                                                                              ------------
                                                                                 5,975,044
                                                                              ------------
DIVERSIFIED CONSUMER SERVICES--1.7%
Bridgepoint Education, Inc.(1)                                       28,140        435,044
Capella Education Co.(1)                                            104,200      8,088,004
Career Education Corp.(1)                                            75,790      1,627,211
Corinthian Colleges, Inc.(1)                                         94,550        663,741
CPI Corp.                                                             9,110        235,767
Hillenbrand, Inc.                                                    18,590        399,871
Lincoln Educational Services Corp.(1)                                49,690        716,033
Pre-Paid Legal Services, Inc.(1)                                     18,401      1,149,878
Sotheby's                                                            41,610      1,532,080
                                                                              ------------
                                                                                14,847,629
                                                                              ------------
HOTELS, RESTAURANTS & LEISURE--2.4%
AFC Enterprises, Inc.(1)                                             35,112        435,389
Ambassadors Group, Inc.                                              33,950        384,993
Ameristar Casinos, Inc.                                             133,039      2,321,531
Bally Technologies, Inc.(1)                                         251,090      8,775,596
Bob Evans Farms, Inc.                                                 7,640        214,455
Brinker International, Inc.                                          34,750        655,385
Carrols Restaurant Group, Inc.(1)                                    32,490        172,197
CEC Entertainment, Inc.(1)                                           51,749      1,776,543
Cracker Barrel Old Country Store, Inc.                                4,550        230,958
Jack in the Box, Inc.(1)                                            164,327      3,523,171
Papa John's International, Inc.(1)                                   56,488      1,490,153
Ruby Tuesday, Inc.(1)                                                22,690        269,330
Speedway Motorsports, Inc.                                           34,539        541,572
                                                                              ------------
                                                                                20,791,273
                                                                              ------------
HOUSEHOLD DURABLES--0.6%
American Greetings Corp., Cl. A                                      58,270      1,083,239
Blyth, Inc.                                                          34,687      1,430,492
CSS Industries, Inc.                                                 11,820        204,368
Helen of Troy Ltd.(1)                                                21,660        547,781
Kid Brands, Inc.(1)                                                  42,160        362,576
La-Z-Boy, Inc.(1)                                                     6,950         58,658
National Presto Industries, Inc.                                     15,161      1,614,192
                                                                              ------------
                                                                                 5,301,306
                                                                              ------------
INTERNET & CATALOG RETAIL--0.0%
NutriSystem, Inc.                                                     4,880         93,891


                  1 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
JAKKS Pacific, Inc.(1)                                               40,440   $    713,362
Polaris Industries, Inc.                                             19,980      1,300,698
Pool Corp.                                                          201,870      4,051,531
Sturm, Ruger & Co., Inc.                                             81,460      1,111,114
                                                                              ------------
                                                                                 7,176,705
                                                                              ------------
MEDIA--1.5%
China MediaExpress Holdings, Inc.(1)                                 31,260        318,852
Dex One Corp.(1)                                                     24,420        299,878
Gannett Co., Inc.                                                   108,950      1,332,459
Harte-Hanks, Inc.                                                    39,375        459,506
Imax Corp.(1)                                                       294,620      4,967,293
Journal Communications, Inc.(1)                                      54,810        247,193
Lee Enterprises, Inc.(1)                                            144,040        386,027
McClatchy Co., Cl. A(1)                                              68,090        267,594
Meredith Corp.                                                        3,780        125,912
National CineMedia, Inc.                                              4,570         81,803
New York Times Co. (The), Cl. A(1)                                   52,920        409,601
Scholastic Corp.                                                     44,510      1,238,268
Sinclair Broadcast Group, Inc., Cl. A(1)                            152,323      1,069,307
Valassis Communications, Inc.(1)                                     43,390      1,470,487
Wiley (John) & Sons, Inc., Cl. A                                      9,350        382,041
                                                                              ------------
                                                                                13,056,221
                                                                              ------------
MULTILINE RETAIL--0.4%
Big Lots, Inc.(1)                                                    50,957      1,694,320
Dillard's, Inc., Cl. A                                               61,240      1,447,714
                                                                              ------------
                                                                                 3,142,034
                                                                              ------------
SPECIALTY RETAIL--3.9%
Aeropostale, Inc.(1)                                                 61,335      1,426,039
AnnTaylor Stores Corp.(1)                                            44,830        907,359
Books-A-Million, Inc.                                                24,370        146,220
Cabela's, Inc.(1)                                                    36,183        686,753
Cato Corp., Cl. A                                                    80,034      2,141,710
Children's Place Retail Stores, Inc.(1)                             164,080      8,002,182
Collective Brands, Inc.(1)                                           25,840        417,058
DSW, Inc., Cl. A(1)                                                  49,060      1,408,022
Finish Line, Inc. (The), Cl. A                                       95,100      1,322,841
Gymboree Corp.(1)                                                    37,698      1,565,975
Jo-Ann Stores, Inc.(1)                                               33,850      1,508,018
Jos. A. Banks Clothiers, Inc.(1)                                     28,685      1,222,268
Kirkland's, Inc.(1)                                                  97,353      1,349,313
Men's Wearhouse, Inc. (The)                                           5,230        124,422
Rent-A-Center, Inc.                                                  90,730      2,030,537
Select Comfort Corp.(1)                                              60,310        408,902
Signet Jewelers Ltd.(1)                                              48,670      1,544,786
Stage Stores, Inc.                                                   83,679      1,087,827


                  2 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
SPECIALTY RETAIL CONTINUED
Tractor Supply Co.                                                  168,800   $  6,694,608
                                                                              ------------
                                                                                33,994,840
                                                                              ------------
TEXTILES, APPAREL & LUXURY GOODS--2.4%
Deckers Outdoor Corp.(1)                                             29,030      1,450,339
Fossil, Inc.(1)                                                      77,577      4,172,867
Jones Apparel Group, Inc.                                            52,450      1,030,118
Oxford Industries, Inc.                                               3,340         79,425
Perry Ellis International, Inc.(1)                                   35,789        781,990
Phillips/Van Heusen Corp.                                           166,640     10,025,062
Timberland Co., Cl. A(1)                                             81,075      1,606,096
True Religion Apparel, Inc.(1)                                        8,440        180,110
Warnaco Group, Inc. (The)(1)                                         32,320      1,652,522
                                                                              ------------
                                                                                20,978,529
                                                                              ------------
CONSUMER STAPLES--2.8%
BEVERAGES--0.2%
Cott Corp.(1)                                                       185,620      1,457,117
                                                                              ------------
FOOD & STAPLES RETAILING--0.1%
Andersons, Inc. (The)                                                12,310        466,549
Nash Finch Co.                                                       17,800        757,212
                                                                              ------------
                                                                                 1,223,761
                                                                              ------------
FOOD PRODUCTS--1.9%
Cal-Maine Foods, Inc.                                                33,200        962,136
Corn Products International, Inc.                                    39,310      1,474,125
Darling International, Inc.(1)                                      102,250        871,170
Del Monte Foods Co.                                                  93,080      1,220,279
Flowers Foods, Inc.                                                 173,897      4,319,601
Fresh Del Monte Produce, Inc.(1)                                     21,028        456,308
Overhill Farms, Inc.(1)                                              39,070        178,159
TreeHouse Foods, Inc.(1)                                            150,656      6,945,242
                                                                              ------------
                                                                                16,427,020
                                                                              ------------
HOUSEHOLD PRODUCTS--0.2%
Central Garden & Pet Co., Cl. A(1)                                  147,054      1,523,479
PERSONAL PRODUCTS--0.4%
China Sky One Medical, Inc.(1)                                       15,170        115,292
Herbalife Ltd.                                                       31,880      1,923,958
Inter Parfums, Inc.                                                     220          3,870
Nu Skin Asia Pacific, Inc., Cl. A                                    13,080        376,704
Prestige Brands Holdings, Inc.(1)                                    81,870        809,694
                                                                              ------------
                                                                                 3,229,518
                                                                              ------------
TOBACCO--0.0%
Alliance One International, Inc.(1)                                  59,590        247,299
                                                                              ------------
ENERGY--4.4%
ENERGY EQUIPMENT & SERVICES--1.1%
Acergy SA, Sponsored ADR                                            116,313      2,145,975
Atwood Oceanics, Inc.(1)                                             15,590        474,716


                  3 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
ENERGY EQUIPMENT & SERVICES CONTINUED
Bolt Technology Corp.(1)                                             22,470   $    230,318
Cal Dive International, Inc.(1)                                     123,510        675,600
Compagnie Generale de Geophysique-Veritas, Sponsored ADR(1)          44,610        974,282
Complete Production Services, Inc.(1)                                48,600        993,870
Gulfmark Offshore, Inc., Cl. A(1)                                     1,836         56,402
Matrix Service Co.(1)                                                18,783        164,351
Oil States International, Inc.(1)                                    44,200      2,057,510
Precision Drilling Corp.(1)                                          84,170        576,565
Superior Energy Services, Inc.(1)                                    15,080        402,485
Tetra Technologies, Inc.(1)                                          57,090        582,318
TGC Industries, Inc.(1)                                              54,440        209,050
                                                                              ------------
                                                                                 9,543,442
                                                                              ------------
OIL, GAS & CONSUMABLE FUELS--3.3%
Bill Barrett Corp.(1)                                                40,470      1,456,920
Callon Petroleum Co.(1)                                              67,630        334,769
Cloud Peak Energy, Inc.(1)                                           75,830      1,383,898
Contango Oil & Gas Co.(1)                                            10,960        549,754
CVR Energy, Inc.(1)                                                 106,704        880,308
Dominion Resources Black Warrior Trust                               16,480        224,128
Gran Tierra Energy, Inc.(1)                                          81,250        627,250
Gulfport Energy Corp.(1)                                             21,450        296,868
Holly Corp.                                                         334,910      9,628,663
James River Coal Co.(1)                                              29,150        511,000
MarkWest Energy Partners LP                                         134,878      4,844,818
PAA Natural Gas Storage LP                                          115,700      2,792,998
Pengrowth Energy Trust                                              132,260      1,462,796
Petrobras Argentina SA, ADR                                           4,950         81,873
PetroQuest Energy, Inc.(1)                                           80,690        491,402
PrimeEnergy Corp.(1)                                                  6,374        116,644
Stone Energy Corp.(1)                                                74,290      1,094,292
Teekay Offshore Partners LP                                          28,790        666,201
Teekay Tankers Ltd., Cl. A                                           21,426        278,752
VAALCO Energy, Inc.(1)                                               68,770        394,740
W&T Offshore, Inc.                                                   51,290        543,674
                                                                              ------------
                                                                                28,661,748
                                                                              ------------
FINANCIALS--20.5%
CAPITAL MARKETS--2.2%
American Capital Ltd.(1)                                            182,400      1,059,744
BGC Partners, Inc., Cl. A                                             2,810         16,776
Calamos Asset Management, Inc., Cl. A                                16,330        187,795
Federated Investors, Inc., Cl. B                                     15,580        354,601
Fifth Street Finance Corp.                                          149,300      1,663,202
Gladstone Investment Corp.                                           50,050        335,335
Investment Technology Group, Inc.(1)                                 10,020        142,484


                  4 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
CAPITAL MARKETS CONTINUED
Knight Capital Group, Inc., Cl. A(1)                                239,686   $  2,969,710
MF Global Holdings Ltd.(1)                                          700,894      5,046,437
Oppenheimer Holdings, Inc., Cl. A, Non-Vtg.                           2,920         81,614
optionsXpress Holdings, Inc.(1)                                     213,560      3,280,282
Rodman & Renshaw Capital Group, Inc.(1)                             125,660        270,169
Solar Capital Ltd.                                                    4,690        100,601
Stifel Financial Corp.(1)                                            61,480      2,845,909
Triangle Capital Corp.                                               19,830        316,883
W.P. Carey & Co. LLC                                                 24,760        716,802
                                                                              ------------
                                                                                19,388,344
                                                                              ------------
COMMERCIAL BANKS--2.8%
Alliance Financial Corp.                                              9,670        292,324
Banco Latinoamericano de Exportaciones SA, Cl. E                     48,230        696,924
Banco Macro SA, ADR                                                  35,185      1,567,140
BBVA Banco Frances SA, ADR                                           37,283        369,102
CapitalSource, Inc.                                                 461,490      2,464,357
Century Bancorp, Inc., Cl. A                                         10,760        257,056
City Holding Co.                                                     12,490        383,068
First Midwest Bancorp, Inc.                                         212,960      2,455,429
FirstMerit Corp.                                                    126,110      2,310,335
Grupo Financiero Galicia SA(1)                                        1,850         18,463
Hancock Holding Co.                                                  60,760      1,827,053
IBERIABANK Corp.                                                     91,752      4,585,765
International Bancshares Corp.                                       13,629        230,194
National Bankshares, Inc.                                             8,227        212,257
Northrim BanCorp, Inc.                                               15,040        249,664
Synovus Financial Corp.                                           1,557,590      3,831,671
Westamerica Bancorporation                                           46,650      2,541,959
                                                                              ------------
                                                                                24,292,761
                                                                              ------------
CONSUMER FINANCE--1.2%
Advance America Cash Advance Centers, Inc.                          178,200        718,146
Cash America International, Inc.                                     54,897      1,921,395
Credit Acceptance Corp.(1)                                           17,460      1,057,378
EZCORP, Inc., Cl. A(1)                                               95,450      1,912,818
First Cash Financial Services, Inc.(1)                               70,622      1,959,761
Nelnet, Inc., Cl. A                                                  77,446      1,771,964
World Acceptance Corp.(1)                                            35,958      1,587,905
                                                                              ------------
                                                                                10,929,367
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES--1.1%
Encore Capital Group, Inc.(1)                                        40,630        732,153
Life Partners Holdings, Inc.                                         58,647      1,116,052
MSCI, Inc., Cl. A(1)                                                223,750      7,430,738
                                                                              ------------
                                                                                 9,278,943
                                                                              ------------
INSURANCE--5.5%
Allied World Assurance Holdings Ltd.                                 27,791      1,572,693
American Equity Investment Life Holding Co.                         110,740      1,133,978


                  5 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
INSURANCE CONTINUED
American Safety Insurance Holdings Ltd.(1)                           15,900   $    259,806
Amerisafe, Inc.(1)                                                   49,008        920,370
AmTrust Financial Services, Inc.                                     93,118      1,352,073
Argo Group International Holdings Ltd.                               36,050      1,252,377
Aspen Insurance Holdings Ltd.                                        56,990      1,725,657
CNA Surety Corp.(1)                                                  50,506        905,068
CNO Financial Group, Inc.(1)                                        254,790      1,411,537
EMC Insurance Group, Inc.                                            11,110        236,865
Employers Holdings, Inc.                                             43,790        690,568
Endurance Specialty Holdings Ltd.                                    47,270      1,881,346
Enstar Group Ltd.(1)                                                 13,300        965,580
FBL Financial Group, Inc., Cl. A                                     37,750        980,745
First Mercury Financial Corp.                                        49,343        497,377
Flagstone Reinsurance Holdings SA                                    84,400        895,484
FPIC Insurance Group, Inc.(1)                                        35,020      1,228,852
Greenlight Capital Re Ltd., Cl. A(1)                                 51,580      1,290,532
Hanover Insurance Group, Inc.                                       104,910      4,930,770
Harleysville Group, Inc.                                             20,380        668,260
Horace Mann Educators Corp.                                          65,739      1,168,839
Infinity Property & Casualty Corp.                                   38,644      1,884,668
Maiden Holdings Ltd.                                                 40,450        307,825
Meadowbrook Insurance Group, Inc.                                    64,990        582,960
Mercer Insurance Group, Inc.                                         13,370        237,986
Mercury General Corp.                                                35,660      1,457,424
Montpelier Re Holdings Ltd.                                          88,030      1,524,680
National Financial Partners Corp.(1)                                 39,160        496,157
National Interstate Corp.                                             9,670        210,516
National Western Life Insurance Co., Cl. A                            2,630        369,988
Navigators Group, Inc. (The)(1)                                      13,280        592,686
OneBeacon Insurance Group Ltd.                                       51,400        734,506
Platinum Underwriters Holdings Ltd.                                  45,660      1,987,123
PMA Capital Corp., Cl. A(1)                                           4,650         35,061
Primerica, Inc.                                                      15,460        314,456
ProAssurance Corp.(1)                                                33,062      1,904,041
Protective Life Corp.                                                58,380      1,270,349
RLI Corp.                                                             6,950        393,509
Safety Insurance Group, Inc.                                         40,979      1,721,938
Selective Insurance Group, Inc.                                      28,360        461,984
StanCorp Financial Group, Inc.                                       36,602      1,390,876
Symetra Financial Corp.                                              83,680        875,293
Unitrin, Inc.                                                        65,860      1,606,325
Validus Holdings Ltd.                                                44,092      1,162,265
                                                                              ------------
                                                                                47,491,393
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS--6.1%
Associated Estates Realty Corp.                                      65,500        915,690
Brandywine Realty Trust                                             268,810      3,292,923
BRE Properties, Inc., Cl. A                                          34,890      1,447,935
CBL & Associates Properties, Inc.                                   106,310      1,388,409


                  6 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Chatham Lodging Trust(1)                                             59,860   $  1,113,995
Colonial Properties Trust                                             5,040         81,598
Digital Realty Trust, Inc.                                          104,340      6,437,778
Education Realty Trust, Inc.                                         27,330        195,410
Essex Property Trust, Inc.                                           13,610      1,489,478
Extra Space Storage, Inc.                                            69,990      1,122,640
Government Properties Income Trust                                   11,370        303,579
Hatteras Financial Corp.                                            194,390      5,534,283
Home Properties of New York, Inc.                                    28,140      1,488,606
Hospitality Properties Trust                                         23,670        528,551
LaSalle Hotel Properties                                            219,680      5,138,315
Mid-America Apartment Communities, Inc.                             126,069      7,347,301
Pebblebrook Hotel Trust(1)                                           30,260        544,983
PS Business Parks, Inc.                                              24,190      1,368,428
Saul Centers, Inc.                                                      200          8,390
Starwood Property Trust, Inc.                                       121,790      2,419,967
Strategic Hotels & Resorts, Inc.(1)                                 535,960      2,272,470
Tanger Factory Outlet Centers, Inc.                                 136,560      6,437,438
Taubman Centers, Inc.                                                32,590      1,453,840
U-Store-It Real Estate Investment Trust                              63,730        532,146
                                                                              ------------
                                                                                52,864,153
                                                                              ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
Altisource Portfolio Solutions SA(1)                                 39,690      1,235,947
THRIFTS & MORTGAGE FINANCE--1.5%
BofI Holding, Inc.(1)                                                15,040        178,525
Federal Agricultural Mortgage Corp., Non-Vtg.                        22,420        242,584
First Defiance Financial Corp.                                       30,100        303,408
First Niagara Financial Group, Inc.                                 187,180      2,180,647
MGIC Investment Corp.(1)                                            537,670      4,962,694
Northwest Bancshares, Inc.                                          199,870      2,236,545
Radian Group, Inc.                                                  353,170      2,761,789
                                                                              ------------
                                                                                12,866,192
                                                                              ------------
HEALTH CARE--13.2%
BIOTECHNOLOGY--1.8%
Acorda Therapeutics, Inc.(1)                                         66,490      2,195,500
Cubist Pharmaceuticals, Inc.(1)                                      68,200      1,595,198
Human Genome Sciences, Inc.(1)                                       58,850      1,753,142
Indevus Pharmaceuticals, Inc.(1)                                      2,500             25
Martek Biosciences Corp.(1)                                          86,777      1,963,764
PDL BioPharma, Inc.                                                 211,412      1,112,027
Savient Pharmaceuticals, Inc.(1)                                    294,055      6,725,038
Targacept, Inc.(1)                                                    6,010        134,263
                                                                              ------------
                                                                                15,478,957
                                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
American Medical Systems Holdings, Inc.(1)                           46,970        919,673
Atrion Corp.                                                          4,208        662,802


                  7 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
China Medical Technologies, Inc., Sponsored ADR(1)                    1,500   $     19,485
Cooper Cos., Inc. (The)                                              15,730        727,041
Cyberonics, Inc.(1)                                                   1,370         36,552
Dexcom, Inc.(1)                                                     113,550      1,501,131
Greatbatch, Inc.(1)                                                 148,500      3,443,715
Haemonetics Corp.(1)                                                  2,800        163,884
Hill-Rom Holdings, Inc.                                              24,237        869,866
ICU Medical, Inc.(1)                                                 13,560        505,652
Immucor, Inc.(1)                                                     21,310        422,577
Integra LifeSciences Holdings(1)                                    102,230      4,033,996
Invacare Corp.                                                       60,211      1,596,194
Kensey Nash Corp.(1)                                                 34,698      1,002,425
Kinetic Concepts, Inc.(1)                                            40,454      1,479,807
Merit Medical Systems, Inc.(1)                                       17,110        271,878
Orthofix International NV(1)                                         80,930      2,542,821
Quidel Corp.(1)                                                       1,070         11,759
Sirona Dental Systems, Inc.(1)                                       36,590      1,318,704
Steris Corp.                                                         43,290      1,438,094
Symmetry Medical, Inc.(1)                                            43,960        423,774
Teleflex, Inc.                                                        1,650         93,687
Utah Medical Products, Inc.                                           8,360        244,948
Volcano Corp.(1)                                                    143,040      3,716,179
Young Innovations, Inc.                                               9,330        266,931
                                                                              ------------
                                                                                27,713,575
                                                                              ------------
HEALTH CARE PROVIDERS & SERVICES--4.1%
Air Methods Corp.(1)                                                  1,700         70,686
Allied Healthcare International, Inc.(1)                             83,320        208,300
Almost Family, Inc.(1)                                               17,240        510,821
Amedisys, Inc.(1)                                                    29,200        694,960
America Service Group, Inc.                                          28,070        417,682
AMERIGROUP Corp.(1)                                                  36,360      1,544,209
AmSurg Corp.(1)                                                      74,800      1,307,504
Centene Corp.(1)                                                      3,842         90,633
Chemed Corp.                                                         21,650      1,233,401
Continucare Corp.(1)                                                 79,550        334,110
CorVel Corp.(1)                                                       5,490        233,051
Emergency Medical Services LP, Cl. A(1)                              24,900      1,325,925
Ensign Group, Inc. (The)                                             17,020        305,509
Gentiva Health Services, Inc.(1)                                     46,466      1,015,282
Health Management Associates, Inc., Cl. A(1)                      1,004,910      7,697,611
Healthspring, Inc.(1)                                                72,818      1,881,617
Healthways, Inc.(1)                                                  19,041        221,637
HMS Holdings Corp.(1)                                                74,990      4,419,911
Kindred Healthcare, Inc.(1)                                          12,250        159,495


                  8 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
LHC Group, Inc.(1)                                                   49,810   $  1,155,094
LifePoint Hospitals, Inc.(1)                                         42,131      1,477,113
Lincare Holdings, Inc.                                               59,136      1,483,722
Magellan Health Services, Inc.(1)                                    42,350      2,000,614
MEDNAX, Inc.(1)                                                      13,360        712,088
Metropolitan Health Networks, Inc.(1)                               113,130        429,894
Molina Healthcare, Inc.(1)                                           57,236      1,544,800
NovaMed, Inc.(1)                                                     18,600        180,234
Providence Service Corp.(1)                                          12,850        210,612
Sun Healthcare Group, Inc.(1)                                       104,160        882,235
Triple-S Management Corp., Cl. B(1)                                  44,672        752,723
U.S. Physical Therapy, Inc.(1)                                       33,545        560,872
Universal American Corp.                                             50,730        748,268
Universal Health Services, Inc., Cl. B                                  392         15,233
                                                                              ------------
                                                                                35,825,846
                                                                              ------------
HEALTH CARE TECHNOLOGY--1.1%
Allscripts Healthcare Solutions, Inc.(1)                            229,776      4,243,963
MedAssets, Inc.(1)                                                  113,080      2,379,203
SXC Health Solutions Corp.(1)                                        81,860      2,985,434
                                                                              ------------
                                                                                 9,608,600
                                                                              ------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
Bio-Rad Laboratories, Inc., Cl. A(1)                                    930         84,174
Bruker Corp.(1)                                                      65,410        917,702
Cambrex Corp.(1)                                                     89,820        381,735
eResearch Technology, Inc.(1)                                       109,000        815,320
Harvard Bioscience, Inc.(1)                                          65,100        247,380
ICON plc, Sponsored ADR(1)                                           52,090      1,126,186
Kendle International, Inc.(1)                                        12,380        115,382
                                                                              ------------
                                                                                 3,687,879
                                                                              ------------
PHARMACEUTICALS--2.6%
Endo Pharmaceuticals Holdings, Inc.(1)                               53,982      1,794,362
Hi-Tech Pharmacal Co., Inc.(1)                                       18,940        383,346
Impax Laboratories, Inc.(1)                                          70,400      1,393,920
King Pharmaceuticals, Inc.(1)                                        93,648        932,734
Medicis Pharmaceutical Corp., Cl. A                                  55,016      1,631,224
Par Pharmaceutical Cos., Inc.(1)                                     40,350      1,173,378
Perrigo Co.                                                          72,080      4,628,978
Questcor Pharmaceuticals, Inc.(1)                                   195,088      1,935,273
Salix Pharmaceuticals Ltd.(1)                                       161,460      6,413,191
Valeant Pharmaceuticals International, Inc.                          57,840      1,448,892
ViroPharma, Inc.(1)                                                  71,410      1,064,723
                                                                              ------------
                                                                                22,800,021
                                                                              ------------


                  9 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
INDUSTRIALS--14.1%

AEROSPACE & DEFENSE--1.7%

BE Aerospace, Inc.(1)                                               265,488   $  8,046,941
Ceradyne, Inc.(1)                                                    66,360      1,549,506
Cubic Corp.                                                          34,310      1,399,848
Ducommun, Inc.                                                       11,320        246,550
Gencorp, Inc.(1)                                                    135,600        667,152
LMI Aerospace, Inc.(1)                                                4,760         75,779
Spirit Aerosystems Holdings, Inc., Cl. A(1)                         112,290      2,237,940
Teledyne Technologies, Inc.(1)                                       10,870        432,843
                                                                              ------------
                                                                                14,656,559
                                                                              ------------
AIR FREIGHT & LOGISTICS--0.9%
Atlas Air Worldwide Holdings, Inc.(1)                                29,350      1,476,305
Hub Group, Inc., Cl. A(1)                                           204,470      5,982,792
                                                                              ------------
                                                                                 7,459,097
                                                                              ------------
AIRLINES--0.8%
Alaska Air Group, Inc.(1)                                            29,740      1,517,632
Allegiant Travel Co.                                                 22,570        955,162
Hawaiian Holdings, Inc.(1)                                          173,928      1,041,829
JetBlue Airways Corp.(1)                                            246,010      1,645,807
Pinnacle Airlines Corp.(1)                                           34,060        184,946
Republic Airways Holdings, Inc.(1)                                    8,720         72,202
UAL Corp.(1)                                                         67,950      1,605,659
                                                                              ------------
                                                                                 7,023,237
                                                                              ------------
BUILDING PRODUCTS--0.3%
Aaon, Inc.                                                           35,147        826,657
Apogee Enterprises, Inc.                                             17,214        157,508
Gibraltar Industries, Inc.(1)                                        29,310        263,204
Quanex Building Products Corp.                                       20,460        353,344
Smith (A.O.) Corp.                                                   22,550      1,305,420
                                                                              ------------
                                                                                 2,906,133
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES--1.5%
Consolidated Graphics, Inc.(1)                                       27,570      1,142,777
Deluxe Corp.                                                        103,466      1,979,305
Ennis, Inc.                                                          41,740        746,729
G&K Services, Inc., Cl. A                                            20,450        467,487
M&F Worldwide Corp.(1)                                               26,452        644,106
R.R. Donnelley & Sons Co.                                            79,880      1,354,765
UniFirst Corp.                                                       21,134        933,066
Waste Connections, Inc.(1)                                          136,660      5,419,936
                                                                              ------------
                                                                                12,688,171
                                                                              ------------
CONSTRUCTION & ENGINEERING--0.9%
Baker (Michael) Corp.(1)                                             24,093        794,105
Chicago Bridge & Iron Co. NV(1)                                      40,990      1,002,206
Comfort Systems USA, Inc.                                            16,199        173,815
Dycom Industries, Inc.(1)                                            61,950        618,881


                 10 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
CONSTRUCTION & ENGINEERING CONTINUED

EMCOR Group, Inc.(1)                                                 54,830   $  1,348,270
Great Lakes Dredge & Dock Co.                                        76,160        442,490
Sterling Construction Co., Inc.(1)                                   27,700        342,926
Tutor Perini Corp.(1)                                               168,973      3,394,668
                                                                              ------------
                                                                                 8,117,361
                                                                              ------------
ELECTRICAL EQUIPMENT--1.8%
AZZ, Inc.                                                            35,110      1,504,112
Brady Corp., Cl. A                                                    7,300        212,941
Franklin Electric Co., Inc.                                           7,070        234,441
Fushi Copperweld, Inc.(1)                                            41,020        356,464
Generac Holdings, Inc.(1)                                           178,010      2,428,056
Harbin Electric, Inc.(1)                                             34,570        618,457
Hubbell, Inc., Cl. B                                                 29,580      1,501,185
Jinpan International Ltd.                                            46,216        465,857
Powell Industries, Inc.(1)                                           45,870      1,427,474
Regal-Beloit Corp.                                                   81,360      4,775,018
Thomas & Betts Corp.(1)                                              44,669      1,832,322
                                                                              ------------
                                                                                15,356,327
                                                                              ------------
INDUSTRIAL CONGLOMERATES--0.3%
Seaboard Corp.                                                          370        655,270
Tredegar Corp.                                                       88,114      1,672,404
                                                                              ------------
                                                                                 2,327,674
                                                                              ------------
MACHINERY--3.2%
Alamo Group, Inc.                                                    12,600        281,358
Altra Holdings, Inc.(1)                                              19,057        280,710
American Railcar Industries, Inc.(1)                                 20,640        323,635
Blount International, Inc.(1)                                         4,610         58,685
Briggs & Stratton Corp.                                              41,100        781,311
China Yuchai International Ltd.                                      31,170        596,282
Crane Co.                                                            10,340        392,300
Duoyuan Global Water, Inc., ADR(1)                                    2,780         36,223
Duoyuan Printing, Inc.(1)                                            48,880        138,819
EnPro Industries, Inc.(1)                                           104,243      3,260,721
Freightcar America, Inc.                                             74,320      1,828,272
Gardner Denver, Inc.                                                115,726      6,212,172
Hawk Corp.(1)                                                         1,520         65,770
Kaydon Corp.                                                          2,390         82,694
L.B. Foster Co., Cl. A(1)                                             1,330         38,490
NACCO Industries, Inc., Cl. A                                         3,655        319,410
Oshkosh Corp.(1)                                                     53,680      1,476,200
Terex Corp.(1)                                                       98,670      2,261,516
Timken Co.                                                           44,030      1,688,991
Toro Co. (The)                                                       36,710      2,064,203
Valmont Industries, Inc.                                                180         13,032
Wabtec Corp.                                                        102,320      4,889,873


                 11 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
MACHINERY CONTINUED
Watts Water Technologies, Inc., Cl. A                                31,290   $  1,065,425
                                                                              ------------
                                                                                28,156,092
                                                                              ------------
MARINE--0.3%
Diana Shipping, Inc.(1)                                              72,380        919,226
Excel Maritime Carriers Ltd.(1)                                     103,870        583,749
Paragon Shipping, Inc., Cl. A                                        97,950        385,923
Safe Bulkers, Inc.                                                  117,840        932,114
                                                                              ------------
                                                                                 2,821,012
                                                                              ------------
PROFESSIONAL SERVICES--0.7%
CBIZ, Inc.(1)                                                        12,810         75,963
Dolan Co. (The)(1)                                                   41,040        466,625
GP Strategies Corp.(1)                                               32,000        290,880
Korn-Ferry International(1)                                          89,950      1,487,773
Robert Half International, Inc.                                     133,660      3,475,160
                                                                              ------------
                                                                                 5,796,401
                                                                              ------------
ROAD & RAIL--1.4%
Amerco(1)                                                            11,010        875,075
Avis Budget Group, Inc.(1)                                            8,180         95,297
Genesee & Wyoming, Inc., Cl. A(1)                                    63,371      2,749,668
Old Dominion Freight Line, Inc.(1)                                  347,900      8,843,618
                                                                              ------------
                                                                                12,563,658
                                                                              ------------
TRADING COMPANIES & DISTRIBUTORS--0.3%
Aircastle Ltd.                                                       52,880        448,422
Applied Industrial Technologies, Inc.                                45,490      1,391,994
DXP Enterprises, Inc.(1)                                             14,877        282,365
Fly Leasing Ltd., ADR                                                19,560        258,192
Interline Brands, Inc.(1)                                            18,960        342,038
TAL International Group, Inc.                                         6,000        145,320
                                                                              ------------
                                                                                 2,868,331
                                                                              ------------
INFORMATION TECHNOLOGY--20.1%
COMMUNICATIONS EQUIPMENT--2.9%
Arris Group, Inc.(1)                                                564,020      5,510,475
Black Box Corp.                                                      29,705        952,342
Blue Coat Systems, Inc.(1)                                          399,818      9,619,621
Comtech Telecommunications Corp.(1)                                  33,130        906,106
InterDigital, Inc.(1)                                                50,690      1,500,931
Ituran Location & Control Ltd.                                       18,101        260,654
Oplink Communications, Inc.(1)                                        1,977         39,224
Plantronics, Inc.                                                    49,914      1,686,095
Polycom, Inc.(1)                                                    154,750      4,221,580
Sierra Wireless, Inc.(1)                                             54,090        560,913
                                                                              ------------
                                                                                25,257,941
                                                                              ------------
COMPUTERS & PERIPHERALS--1.2%
China Digital TV Holding Co. Ltd., ADR(1)                            39,180        265,249


                 12 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
COMPUTERS & PERIPHERALS CONTINUED
QLogic Corp.(1)                                                     194,010   $  3,422,336
Rimage Corp.(1)                                                      14,100        231,804
STEC, Inc.(1)                                                         3,340         41,583
Synaptics, Inc.(1)                                                  220,820      6,213,875
                                                                              ------------
                                                                                10,174,847
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Anixter International, Inc.(1)                                       26,670      1,439,913
AVX Corp.                                                           104,830      1,448,751
Celestica, Inc.(1)                                                   49,370        416,189
Checkpoint Systems, Inc.(1)                                          12,870        261,905
Coherent, Inc.(1)                                                    13,450        538,135
CTS Corp.                                                            12,560        120,827
Insight Enterprises, Inc.(1)                                        102,216      1,598,658
MTS Systems Corp.                                                     8,120        251,720
Multi-Fineline Electronix, Inc.(1)                                   54,082      1,189,263
Park Electrochemical Corp.                                            1,050         27,657
Power-One, Inc.(1)                                                   57,860        525,947
Spectrum Control, Inc.(1)                                            29,860        439,539
Tech Data Corp.(1)                                                      108          4,352
Vishay Intertechnology, Inc.(1)                                     162,070      1,568,838
                                                                              ------------
                                                                                 9,831,694
                                                                              ------------
INTERNET SOFTWARE & SERVICES--1.9%
AOL, Inc.(1)                                                         59,810      1,480,298
EarthLink, Inc.                                                     213,878      1,944,151
j2 Global Communications, Inc.(1)                                   239,765      5,704,009
Perficient, Inc.(1)                                                  27,580        252,081
Saba Software, Inc.(1)                                               60,200        327,488
Sohu.com, Inc.(1)                                                    27,370      1,577,059
United Online, Inc.                                                 170,042        972,640
ValueClick, Inc.(1)                                                 145,450      1,902,486
VistaPrint NV(1)                                                     66,633      2,575,365
Web.com Group, Inc.(1)                                               18,840        103,620
                                                                              ------------
                                                                                16,839,197
                                                                              ------------
IT SERVICES--3.1%
Acxiom Corp.(1)                                                      92,570      1,468,160
Broadridge Financial Solutions, Inc.                                 79,328      1,814,231
CACI International, Inc., Cl. A(1)                                  123,780      5,602,283
Cass Information Systems, Inc.                                        2,570         88,177
Convergys Corp.(1)                                                   18,047        188,591
CSG Systems International, Inc.(1)                                   79,701      1,452,949
DST Systems, Inc.                                                    35,934      1,611,281
Euronet Worldwide, Inc.(1)                                            3,120         56,129
Forrester Research, Inc.(1)                                          11,410        377,443
Global Cash Access, Inc.(1)                                         155,865        635,929


                 13 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
IT SERVICES CONTINUED
ManTech International Corp.(1)                                        7,990   $    316,404
Maximus, Inc.                                                        21,540      1,326,433
Ness Technologies, Inc.(1)                                           88,500        398,250
NeuStar, Inc., Cl. A(1)                                             312,418      7,766,711
Patni Computer Systems Ltd., ADR                                     54,580        998,814
Satyam Computer Services Ltd., ADR(1)                                   890          3,462
Syntel, Inc.                                                          5,028        223,746
TeleTech Holdings, Inc.(1)                                          109,216      1,620,765
TNS, Inc.(1)                                                          8,620        146,109
Unisys Corp.(1)                                                      18,620        519,498
                                                                              ------------
                                                                                26,615,365
                                                                              ------------
OFFICE ELECTRONICS--0.0%
Zebra Technologies Corp., Cl. A(1)                                    2,980        100,247
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.4%
02Micro International Ltd., ADR(1)                                   11,270         68,860
Amkor Technology, Inc.(1)                                           198,620      1,304,933
ASM International NV(1)                                               4,940        125,674
Atheros Communications, Inc.(1)                                     236,340      6,227,559
Cabot Microelectronics Corp.(1)                                      24,610        791,950
China Sunergy Co. Ltd., ADR(1)                                      188,300        849,233
Fairchild Semiconductor International, Inc., Cl. A(1)               166,880      1,568,672
GT Solar International, Inc.(1)                                     196,380      1,643,701
Himax Technologies, Inc., ADR                                       209,410        519,337
Integrated Device Technology, Inc.(1)                                68,780        402,363
JA Solar Holdings Co. Ltd., ADS(1)                                  127,400      1,188,642
Kulicke & Soffa Industries, Inc.(1)                                  73,210        453,170
Lattice Semiconductor Corp.(1)                                      189,930        902,168
Micrel, Inc.                                                        108,327      1,068,104
Microsemi Corp.(1)                                                   24,450        419,318
Netlogic Microsystems, Inc.(1)                                      239,350      6,601,273
PMC-Sierra, Inc.(1)                                                 139,100      1,023,776
RF Micro Devices, Inc.(1)                                           268,910      1,651,107
Semtech Corp.(1)                                                    284,339      5,740,804
Silicon Motion Technology Corp., ADR(1)                              37,767        207,341
Skyworks Solutions, Inc.(1)                                         256,450      5,303,386
Solarfun Power Holdings Co. Ltd., Sponsored ADR(1)                   83,500      1,098,025
Standard Microsystems Corp.(1)                                        3,830         87,362
Teradyne, Inc.(1)                                                   136,040      1,515,486
Tessera Technologies, Inc.(1)                                        45,469        841,177
Varian Semiconductor Equipment Associates, Inc.(1)                  153,959      4,430,940
Veeco Instruments, Inc.(1)                                           40,410      1,409,097
                                                                              ------------
                                                                                47,443,458
                                                                              ------------


                 14 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
SOFTWARE--4.5%
Actuate Corp.(1)                                                    128,720   $    662,908
Blackboard, Inc.(1)                                                 133,390      4,807,376
Changyou.com Ltd., ADR(1)                                            28,340        779,350
Compuware Corp.(1)                                                  185,448      1,581,871
Concur Technologies, Inc.(1)                                         68,090      3,366,370
FactSet Research Systems, Inc.                                       84,922      6,889,722
Fair Isaac Corp.                                                     70,701      1,743,487
Giant Interactive Group, Inc., ADR                                   76,080        488,434
Lawson Software, Inc.(1)                                             65,990        558,935
Manhattan Associates, Inc.(1)                                        63,745      1,870,916
MicroStrategy, Inc., Cl. A(1)                                        21,716      1,880,823
Monotype Imaging Holdings, Inc.(1)                                   29,980        274,317
Net 1 UEPS Technologies, Inc.(1)                                    103,620      1,197,847
NetScout Systems, Inc.(1)                                            12,730        261,092
Perfect World Co. Ltd.(1)                                            41,850      1,073,871
Pervasive Software, Inc.(1)                                          43,590        215,335
Quest Software, Inc.(1)                                              83,170      2,045,150
Shanda Games Ltd., Sponsored ADR(1)                                 127,340        682,542
TIBCO Software, Inc.(1)                                             461,656      8,189,777
Virnetx Holding Corp.                                                11,220        164,710
Websense, Inc.(1)                                                    22,020        390,635
                                                                              ------------
                                                                                39,125,468
                                                                              ------------
MATERIALS--5.1%
CHEMICALS--2.2%
Arch Chemicals, Inc.                                                  5,970        209,487
Ashland, Inc.                                                        24,959      1,217,250
Cytec Industries, Inc.                                              110,791      6,246,397
Hawkins, Inc.                                                        29,850      1,057,287
Innophos Holdings, Inc.                                              67,480      2,233,588
Innospec, Inc.(1)                                                    16,730        254,798
KMG Chemicals, Inc.                                                  19,350        272,642
Koppers Holdings, Inc.                                                6,656        178,847
Minerals Technologies, Inc.                                          27,414      1,615,233
NewMarket Corp.                                                       9,320      1,059,498
OM Group, Inc.(1)                                                    26,170        788,240
Omnova Solutions, Inc.(1)                                            31,950        229,721
PolyOne Corp.(1)                                                    111,800      1,351,662
Stepan Co.                                                            9,530        563,318
W.R. Grace & Co.(1)                                                  51,600      1,441,704
                                                                              ------------
                                                                                18,719,672
                                                                              ------------
CONSTRUCTION MATERIALS--0.5%
Eagle Materials, Inc.                                               184,990      4,384,263
                                                                              ------------
CONTAINERS & PACKAGING--1.1%
Boise, Inc.(1)                                                      125,130        812,094
Myers Industries, Inc.                                               37,910        325,647


                 15 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
CONTAINERS & PACKAGING CONTINUED
Packaging Corp. of America                                          286,660   $  6,641,898
Rock-Tenn Co., Cl. A                                                 28,899      1,439,459
                                                                              ------------
                                                                                 9,219,098
                                                                              ------------
METALS & MINING--0.7%
Compass Minerals International, Inc.                                 80,280      6,151,054
Redcorp Ventures Ltd., Legend Shares(1,2)                           666,400          3,238
                                                                              ------------
                                                                                 6,154,292
                                                                              ------------
PAPER & FOREST PRODUCTS--0.6%
Buckeye Technologies, Inc.                                           95,790      1,409,071
Clearwater Paper Corp.(1)                                            16,300      1,240,104
Domtar Corp.                                                         22,010      1,421,406
Glatfelter                                                           66,700        811,072
KapStone Paper & Packing Corp.(1)                                    62,310        756,443
                                                                              ------------
                                                                                 5,638,096
                                                                              ------------
TELECOMMUNICATION SERVICES--0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Cincinnati Bell, Inc.(1)                                            410,302      1,095,506
Hickory Tech Corp.                                                   28,320        241,570
IDT Corp., Cl. B(1)                                                  16,960        301,718
Neutral Tandem, Inc.(1)                                              26,930        321,814
Nortel Inversora SA, Sponsored ADR(1)                                16,020        384,640
Telecom Corp. of New Zealand Ltd., Sponsored ADR                     15,970        120,094
                                                                              ------------
                                                                                 2,465,342
                                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Cellcom Israel Ltd.                                                  41,640      1,264,607
NTELOS Holdings Corp.                                                37,508        634,635
USA Mobility, Inc.                                                   91,612      1,468,540
                                                                              ------------
                                                                                 3,367,782
                                                                              ------------
UTILITIES--2.7%
ELECTRIC UTILITIES--1.0%
Companhia Paranaense de Energia-Copel, Sponsored ADR                 78,721      1,751,542
El Paso Electric Co.(1)                                              51,380      1,221,816
Empresa Distribuidora y Comercializadora Norte SA, ADR(1)            32,730        256,603
UIL Holdings Corp.                                                   70,800      1,993,728
UniSource Energy Corp.                                                5,910        197,571
Westar Energy, Inc.                                                 144,250      3,495,178
                                                                              ------------
                                                                                 8,916,438
                                                                              ------------
GAS UTILITIES--0.7%
AGL Resources, Inc.                                                   1,770         67,897
Atmos Energy Corp.                                                   48,450      1,417,163
Chesapeake Utilities Corp.                                            6,100        220,942
Laclede Group, Inc. (The)                                            21,690        746,570
Nicor, Inc.                                                          31,800      1,457,076
Southwest Gas Corp.                                                  53,030      1,781,278
                                                                              ------------
                                                                                 5,690,926
                                                                              ------------


                 16 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   SHARES         VALUE
                                                                 ----------   ------------
MULTI-UTILITIES--0.5%
Integrys Energy Group, Inc.                                          25,060   $  1,304,624
NorthWestern Corp.                                                  121,565      3,464,603
                                                                              ------------
                                                                                 4,769,227
                                                                              ------------
WATER UTILITIES--0.5%
Aqua America, Inc.                                                  203,790      4,157,316
                                                                              ------------
Total Common Stocks (Cost $710,026,148)                                        852,743,556
                                                                              ------------
INVESTMENT COMPANIES--2.4%
Ares Capital Corp.                                                  370,560      5,799,264
BlackRock Kelso Capital Corp.                                       119,470      1,373,905
Gladstone Capital Corp.                                              81,558        919,159
Hercules Technology Growth Capital, Inc.                             27,477        277,792
MCG Capital Corp.                                                   113,270        661,497
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%(3,4)   11,428,705     11,428,705
PennantPark Investment Corp.                                          4,778         50,695
TICC Capital Corp.                                                   61,770        639,320
                                                                              ------------
Total Investment Companies (Cost $19,405,107)                                   21,150,337
                                                                              ------------
TOTAL INVESTMENTS, AT VALUE (COST $729,431,255)                       100.4%   873,893,893
Liabilities in Excess of Other Assets                                  (0.4)    (3,655,666)
                                                                 ----------   ------------
Net Assets                                                            100.0%  $870,238,227
                                                                 ==========   ============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,238 or less than 0.005% of the Fund's net assets as of September 30, 2010.

(3.) Rate shown is the 7-day yield as of September 30, 2010.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES           GROSS         GROSS            SHARES
                                                     DECEMBER 31, 2009    ADDITIONS     REDUCTIONS   SEPTEMBER 30, 2010
                                                     -----------------   -----------   -----------   ------------------
Oppenheimer Institutional Money Market Fund, Cl. E      6,595,140        242,152,830   237,319,265       11,428,705

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $11,428,705   $18,666


                 17 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                      LEVEL 3--
                                  LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                  UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                                -------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary        $125,357,472          $--             $   --      $125,357,472
   Consumer Staples                24,108,194           --                 --        24,108,194
   Energy                          38,205,190           --                 --        38,205,190
   Financials                     178,347,100           --                 --       178,347,100
   Health Care                    115,114,853           --                 25       115,114,878
   Industrials                    122,740,053           --                 --       122,740,053
   Information Technology         175,388,217           --                 --       175,388,217
   Materials                       44,112,183           --              3,238        44,115,421
   Telecommunication Services       5,833,124           --                 --         5,833,124
   Utilities                       23,533,907           --                 --        23,533,907
Investment Companies               21,150,337           --                 --        21,150,337
                                 ------------          ---             ------      ------------
Total Assets                     $873,890,630          $--             $3,263      $873,893,893
                                 ------------          ---             ------      ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.


                 18 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's


                 19 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Main Street Small Cap Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 744,744,245
                                 =============
Gross unrealized appreciation    $ 146,714,118
Gross unrealized depreciation      (17,564,470)
                                 -------------
Net unrealized appreciation      $ 129,149,648
                                 =============


                 20 | Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount             Value
                                                                   ---------------   ---------------
CERTIFICATES OF DEPOSIT--23.9%
YANKEE CERTIFICATES OF DEPOSIT--23.9%
Barclays Bank plc, New York, 0.52%, 7/19/11(1)                     $     4,000,000   $     4,000,000
Credit Agricole Corporate & Investment Bank, New York Branch:
0.25%, 10/6/10                                                           5,500,000         5,500,000
0.25%, 10/8/10                                                           1,000,000         1,000,000
National Australia Bank, New York, 0.36%, 11/24/10(1)                    1,600,000         1,600,000
Nordea Bank Finland plc, New York:
0.68%, 12/16/10                                                          3,000,000         3,000,000
0.71%, 12/6/10                                                           3,000,000         3,000,053
Rabobank Nederland NV, New York:
0.356%, 5/12/11(1)                                                       3,000,000         3,000,000
0.364%, 6/27/11(1)                                                       2,000,000         2,000,000
0.454%, 7/29/11(1)                                                       2,000,000         2,000,000
Royal Bank of Canada, New York:
0.259%, 10/1/10(1)                                                       2,000,000         2,000,000
0.35%, 8/16/11(1)                                                        3,000,000         3,000,000
Westpac Banking Corp., New York:
0.24%, 10/12/10(1)                                                       2,000,000         2,000,000
0.288%, 10/7/10(1)                                                       3,500,000         3,500,000
0.358%, 12/7/10(1)                                                       2,000,000         2,000,000
                                                                                     ---------------
                                                                                          37,600,053
                                                                                     ---------------
Total Certificates of Deposit (Cost $37,600,053)                                          37,600,053
                                                                                     ---------------
DIRECT BANK OBLIGATIONS--9.8%
Bank of Nova Scotia, 0.25%, 12/20/10                                     3,000,000         2,998,333
Commonwealth Bank of Australia:
0.285%, 11/5/10(2)                                                       3,000,000         2,999,169
0.39%, 10/1/10(2)                                                        3,500,000         3,500,000
National Australia Funding (Delaware), Inc., 0.27%, 12/21/10(2)          3,300,000         3,297,995
Nordea North America, Inc., 0.60%, 11/19/10                              1,000,000           999,183
Santander Central Hispano Finance (Delaware), Inc., 0.32%,
10/13/10                                                                 1,600,000         1,599,829
                                                                                     ---------------
Total Direct Bank Obligations (Cost $15,394,509)                                          15,394,509
                                                                                     ---------------
SHORT-TERM NOTES--52.9%
CAPITAL MARKETS--4.5%
BNP Paribas Finance, Inc.:
0.30%, 12/2/10                                                           1,000,000           999,483
0.30%, 12/17/10                                                          3,500,000         3,497,754
0.39%, 3/23/11                                                           2,550,000         2,545,221
                                                                                     ---------------
                                                                                           7,042,458
                                                                                     ---------------
ELECTRIC UTILITIES--1.1%
Electricite De France, 0.25%, 10/26/10(2)                                1,700,000         1,699,705
                                                                                     ---------------
INSURANCE--1.9%
United of Omaha Life Insurance Co.:
0.559%, 12/29/10(1)                                                      1,000,000         1,000,000


                          1 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount             Value
                                                                   ---------------   ---------------
0.559%, 12/29/10(1)                                                $     2,000,000   $     2,000,000
                                                                                     ---------------
                                                                                           3,000,000
                                                                                     ---------------
LEASING & FACTORING--4.8%
Toyota Motor Credit Corp.:
0.28%, 11/23/10                                                          2,400,000         2,399,011
0.31%, 11/1/10                                                           3,200,000         3,199,146
0.31%, 11/10/10                                                          2,000,000         1,999,311
                                                                                     ---------------
                                                                                           7,597,468
                                                                                     ---------------
MUNICIPAL--15.5%
Chicago, IL Industrial Development Revenue Bonds, Freedman
Seating Co. Project, Series 1998, 0.44%, 10/1/10(1)                      1,275,000         1,275,000
Health Care Revenue Bonds, SFO Associates Project, Series 1994,
0.31%, 10/1/10(1)                                                        1,900,000         1,900,000
IL Finance Authority, Freedman Seating Co. Project, Series
2005, 0.44%, 10/1/10(1)                                                  1,440,000         1,440,000
IN Health Facilities Financing Authority Hospital Revenue
Bonds, Deaconess Hospital Obligation Project, Series 2004B,
0.28%, 10/1/10(1)                                                        4,130,000         4,130,000
Laurel Grocery Project Nts., Series 1999, 0.60%, 10/1/10(1)              1,235,000         1,235,000
Manassas, VA Industrial Development Authority Bonds, Aurora
Flight Science, Series 2005, 0.36%, 10/1/10(1)                             985,000           985,000
Miami-Dade Cnty., FL Industrial Development Authority Bonds,
Airbus Service Co., Inc. Project, Series 98, 0.32%, 10/1/10(1)           1,000,000         1,000,000
Putnam Cnty., WV Solid Waste Disposal Revenue Bonds, FMC Corp.,
Series 1991, 0.49%, 11/1/10(1)                                           1,730,000         1,730,000
San Antonio, TX Industrial Development Authority Revenue Bonds,
Tindall Corp. Project, Series 2008, 0.33%, 10/1/10(1)                    3,400,000         3,400,000
SC Jobs-Economic Development Authority Revenue Bonds, JM Steel
Corp. Project, Series 1999B, 0.45%, 2/1/11(1)                              255,000           255,000
Valdosta-Lowndes Cnty., GA Industrial Authority, Steeda
Autosports, Inc. Project, Series 2008, 0.50%, 10/1/10(1)                   945,000           945,000
Vigo Cnty., IN Economic Development Revenue Bonds, Republic
Services, Inc. Project, Series 03, 0.34%, 10/1/10(1)                     5,000,000         5,000,000
Wright Brothers, Inc. Nts., Series 2005, 0.60%, 10/1/10(1)                 985,000           985,000
                                                                                     ---------------
                                                                                          24,280,000
                                                                                     ---------------
OIL, GAS & CONSUMABLE FUELS--2.5%
Total Capital Canada, 0.47%, 1/19/11(2)                                  4,000,000         3,994,133
                                                                                     ---------------
RECEIVABLES FINANCE--11.7%
Fairway Finance Corp.:
0.30%, 11/9/10(2)                                                        1,000,000           999,664
0.32%, 11/8/10(2)                                                        2,500,000         2,499,156
Jupiter Securitization Co. LLC:
0.32%, 10/27/10(2)                                                       2,000,000         1,999,538
0.32%, 11/4/10(2)                                                        3,000,000         2,999,093
Market Street Funding LLC, 0.22%, 10/5/10(2)                             2,000,000         1,999,936


                          2 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount             Value
                                                                   ---------------   ---------------
Old Line Funding Corp., 0.27%, 12/7/10(2)                          $     5,100,000   $     5,097,437
Thunder Bay Funding LLC, 0.28%, 10/7/10(2)                               2,800,000         2,799,869
                                                                                     ---------------
                                                                                          18,394,693
                                                                                     ---------------
SPECIAL PURPOSE FINANCIAL--10.9%
Crown Point Capital Co.:
0.40%, 11/3/10                                                           2,900,000         2,898,937
0.50%, 10/4/10                                                           1,700,000         1,699,929
FCAR Owner Trust I, 0.51%, 10/5/10                                       5,000,000         4,999,717
Lexington Parker Capital Co. LLC:
0.40%, 11/16/10(2)                                                       1,800,000         1,799,080
0.45%, 10/15/10(2)                                                       2,000,000         1,999,650
0.50%, 10/4/10(2)                                                        2,100,000         2,099,913
0.50%, 10/6/10(2)                                                        1,600,000         1,599,889
                                                                                     ---------------
                                                                                          17,097,115
                                                                                     ---------------
Total Short-Term Notes (Cost $83,105,572)                                                 83,105,572
                                                                                     ---------------
U.S. GOVERNMENT AGENCIES--2.6%
Federal Home Loan Bank:
0.50%, 10/29/10                                                          3,000,000         3,000,000
3.125%, 11/12/10                                                         1,000,000         1,002,956
                                                                                     ---------------
Total U.S. Government Agencies (Cost $4,002,956)                                           4,002,956
                                                                                     ---------------
U.S. GOVERNMENT OBLIGATIONS--3.7%
U.S. Treasury Nts.:
0.875%, 2/28/11-4/30/11                                                  3,800,000         3,807,886
4.875%, 7/31/11                                                          1,000,000         1,037,059
5.125%, 6/30/11                                                          1,000,000         1,034,824
                                                                                     ---------------
Total U.S. Government Obligations (Cost $5,879,769)                                        5,879,769
                                                                                     ---------------
REPURCHASE AGREEMENT--6.1%
Repurchase agreement (Principal Amount/Value $9,500,000 with a maturity value of $9,500,079) with JPMorgan Chase Bank, 0.30%, dated 9/30/10, to be repurchased at $9,500,079 on 10/1/10,
collateralized by U.S. Government Agency Mortgages, 5%,
8/25/39-3/25/40, with a value of $9,690,586 (Cost $9,500,000)            9,500,000         9,500,000
TOTAL INVESTMENTS, AT VALUE (COST $155,482,859)                               99.0%      155,482,859
Other Assets Net of Liabilities                                                1.0         1,641,324
                                                                         ---------   ---------------
Net Assets                                                                   100.0%  $   157,124,183
                                                                         =========   ===============

Footnotes to Statement of Investments

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $41,384,227 or 26.34% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.


                          3 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                  LEVEL 1--            LEVEL 2--           LEVEL 3--
                              UNADJUSTED QUOTED   OTHER SIGNIFICANT       SIGNIFICANT
                                   PRICES         OBSERVABLE INPUTS   UNOBSERVABLE INPUTS      VALUE
                              -----------------   -----------------   -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Certificates of Deposit          $       --          $ 37,600,053             $--           $ 37,600,053
Direct Bank Obligations                  --            15,394,509              --             15,394,509
Short-Term Notes                         --            83,105,572              --             83,105,572
U.S. Government Agencies                 --             4,002,956              --              4,002,956
U.S. Government Obligations              --             5,879,769              --              5,879,769
Repurchase Agreements             9,500,000                    --              --              9,500,000
                                 ----------          ------------             ---           ------------
Total Assets                     $9,500,000          $145,982,859             $--           $155,482,859
                                 ----------          ------------             ---           ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on:


                          4 | Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the collateral is required to be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                         5 | Oppenheimer Money Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
ASSET-BACKED SECURITIES--1.4%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts.,
   Series 2010-2, Cl. A4, 2.09%, 5/15/15                                $       115,000       $      118,001
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile
   Receivable Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14                       1,319,000            1,324,491
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile
   Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13                       438,889              439,169
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through
   Certificates, Series 2004-W8, Cl. A2, 1.216%, 5/25/34(1)                     924,857              836,047
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through
   Certificates, Series 2006-M3, Cl. A2B, 0.356%, 9/25/36(1)                    372,943              146,426
Bank of America Auto Trust 2010-2, Automobile Receivables, Series
   2010-2, Cl. A4, 1.94%, 6/15/17                                                60,000               61,416
Bank of America Credit Card Trust, Credit Card Asset-Backed
   Certificates, Series 2010-A1, Cl. A1, 0.557%, 9/15/15(1)                   1,140,000            1,140,656
BMW Vehicle Owner Trust 2010-A, Asset-Backed Nts., Series 2010-A, Cl.
   A3, 1.39%, 4/25/14                                                           850,000              860,797
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed
   Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12                             262,000              273,452
Capital One Auto Finance Trust, Automobile Receivables, Series
   2006-C, Cl. A4, 0.287%, 5/15/13(1)                                           747,644              743,213
Capital One Multi-asset Execution Trust, Credit Card Asset-Backed
   Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14                         655,000              670,328
CarMax Auto Owner Trust 2010-2, Asset-Backed Certificates, Series
   2010-2, Cl. A3, 1.41%, 2/16/15                                               100,000              101,088
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed
   Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.356%,
   10/25/36(1)                                                                  101,532              101,192
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                                           661,253              666,124
Series 2010-A, Cl. A2, 0.81%, 3/25/15                                         1,400,000            1,402,100
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(1)                                   1,233,311              997,393
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(1)                                     168,130              136,002
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
   Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47(1)                  1,050,000              920,044
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.487%, 12/15/35(1)                                      198,055               80,194
Series 2006-H, Cl. 2A1A, 0.407%, 11/15/36(1)                                     73,220               23,561
Discover Card Master Trust, Credit Card Receivables, Series 2009-A1,
   Cl. A1, 1.557%, 12/15/14(1)                                                1,130,000            1,148,750
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts.,
   Series 2000-A, Cl. B, 8/15/25(2,3,4)                                       1,820,063                   --
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
   Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36(1)                   308,594              299,747
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
   Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 7/7/36(1)                    103,736               97,354


                 1 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through
   Certificates, Series 2006-FFA, Cl. A3, 0.376%, 9/25/36(1)            $       843,524       $      136,089
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series
   2010-A, Cl. A, 1.04%, 3/15/13(5)                                             912,072              913,916
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                                          105,312              105,388
Series 2010-A, Cl. A4, 2.15%, 6/15/15                                         1,635,000            1,685,243
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series
   2009-2, Cl. A, 3.69%, 7/15/15                                              1,140,000            1,195,991
GE Equipment Midticket LLC, Asset-Backed Certificates, Series 2010-1,
   Cl. A2, 0.61%, 1/14/13(3)                                                    845,000              845,000
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates,
   Series 2005-1, Cl. M6, 5.863%, 6/1/35                                      1,046,000              403,995
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan
   Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.517%,
   1/20/35(1)                                                                   195,387              187,541
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan
   Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.367%,
   3/20/36(1)                                                                   222,006              220,908
Hyundai Auto Receivables Trust 2010-A, Automobile Receivable Nts.,
   Series 2010-A, Cl. A3, 1.50%, 10/15/14                                       625,000              633,605
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.294%, 8/15/22(1,3)                                   7,870,000            4,013,700
Series 2007-1A, Cl. C, 3.594%, 8/15/22(1,3)                                   5,270,000            2,476,900
Series 2007-1A, Cl. D, 5.594%, 8/15/22(1,3)                                   5,270,000            2,371,500
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through
   Certificates, Series 2006-WMC3, Cl. A3, 0.356%, 8/25/36(1)                 1,270,165              470,931
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series
   2007-1, Cl. A4, 0.317%, 12/15/13(1)                                        1,155,863            1,151,955
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through
   Certificates, Series 1999-I, Cl. ECFD, 1/25/29(1,2,3)                         66,744                2,837
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
   Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36(1)                       233,724              209,458
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed
   Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.356%,
   9/25/36(1)                                                                   257,666              255,725
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed
   Securities, Series 2007-BR2, Cl. A2, 0.486%, 2/25/37(1)                      587,995              280,901
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl.
   B, 0.692%, 6/15/39(1)                                                      2,487,000            1,070,662
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series
   2006-4SL, Cl. A1, 4.50%, 5/1/37(5)                                           186,274               52,642
Toyota Auto Receivable Owner Trust 2010-B, Automobile Receivable
   Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12                                  690,000              691,381
Wachovia Auto Owner Trust 2007-A, Automobile Receivable Nts., Series
   2007-A, Cl. A4, 5.49%, 4/22/13                                               540,388              554,280


                 2 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
World Financial Network Credit Card Master Note Trust, Credit Card
   Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15                    $       515,000       $      533,140
                                                                                              --------------
Total Asset-Backed Securities (Cost $45,543,971)                                                  33,051,233
                                                                                              --------------
MORTGAGE-BACKED OBLIGATIONS--13.9%
GOVERNMENT AGENCY--6.2%
FHLMC/FNMA/FHLB/SPONSORED--5.5%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-9/15/33                                                           2,899,489            3,072,723
5.50%, 9/1/39                                                                 1,871,254            1,986,302
6%, 5/15/18-10/15/29                                                          1,118,130            1,221,061
6.50%, 3/15/18-8/15/32                                                        2,392,267            2,633,612
7%, 10/1/31-10/1/37                                                             630,366              705,539
7.50%, 4/25/36                                                                  882,629            1,005,806
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
   Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22                                           1,073,649            1,258,182
Series 151, Cl. F, 9%, 5/15/21                                                   29,610               36,115
Series 1674, Cl. Z, 6.75%, 2/15/24                                              865,572            1,003,817
Series 1897, Cl. K, 7%, 9/15/26                                               1,921,203            2,180,111
Series 2006-11, Cl. PS, 23.627%, 3/25/36(1)                                     560,526              843,602
Series 2043, Cl. ZP, 6.50%, 4/15/28                                             686,811              718,006
Series 2106, Cl. FG, 0.707%, 12/15/28(1)                                      1,381,848            1,386,864
Series 2122, Cl. F, 0.707%, 2/15/29(1)                                           43,395               43,518
Series 2148, Cl. ZA, 6%, 4/15/29                                              1,196,458            1,287,454
Series 2195, Cl. LH, 6.50%, 10/15/29                                            591,755              668,986
Series 2326, Cl. ZP, 6.50%, 6/15/31                                              85,193               96,315
Series 2344, Cl. FP, 1.207%, 8/15/31(1)                                         412,635              418,975
Series 2368, Cl. PR, 6.50%, 10/15/31                                            354,733              387,413
Series 2412, Cl. GF, 1.207%, 2/15/32(1)                                         823,611              837,006
Series 2449, Cl. FL, 0.807%, 1/15/32(1)                                         527,393              531,022
Series 2451, Cl. FD, 1.257%, 3/15/32(1)                                         277,721              282,535
Series 2453, Cl. BD, 6%, 5/15/17                                                138,452              150,414
Series 2461, Cl. PZ, 6.50%, 6/15/32                                           1,295,924            1,442,638
Series 2464, Cl. FI, 1.257%, 2/15/32(1)                                         273,824              277,987
Series 2470, Cl. AF, 1.257%, 3/15/32(1)                                         476,501              486,997
Series 2470, Cl. LF, 1.257%, 2/15/32(1)                                         280,219              285,136
Series 2471, Cl. FD, 1.257%, 3/15/32(1)                                         466,238              474,097
Series 2477, Cl. FZ, 0.807%, 6/15/31(1)                                       1,094,724            1,101,679
Series 2500, Cl. FD, 0.757%, 3/15/32(1)                                          31,593               31,761
Series 2517, Cl. GF, 1.257%, 2/15/32(1)                                         243,636              247,885
Series 2526, Cl. FE, 0.657%, 6/15/29(1)                                          64,391               64,599
Series 2551, Cl. FD, 0.657%, 1/15/33(1)                                          30,874               30,977
Series 2676, Cl. KY, 5%, 9/15/23                                              3,843,000            4,274,831
Series 2750, Cl. XG, 5%, 2/1/34                                               6,037,000            6,604,087
Series 2907, Cl. GC, 5%, 6/1/27                                               1,219,254            1,250,067
Series 2947, Cl. HE, 5%, 3/1/35                                               1,650,000            1,808,163
Series 3019, Cl. MD, 4.75%, 1/1/31                                            1,192,142            1,227,626
Series 3025, Cl. SJ, 23.806%, 8/15/35(1)                                        651,107              966,227
Series 3094, Cl. HS, 23.44%, 6/15/34(1)                                         370,041              517,388


                 3 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
   Security:
Series 192, Cl. IO, 9.314%, 2/1/28(6)                                   $        30,778       $        5,287
Series 205, Cl. IO, 7.632%, 9/1/29(6)                                           150,324               32,613
Series 2074, Cl. S, 56.171%, 7/17/28(6)                                          40,527                8,079
Series 2079, Cl. S, 68.267%, 7/17/28(6)                                          67,359               14,698
Series 2136, Cl. SG, 85.953%, 3/15/29(6)                                      1,826,795              334,213
Series 224, Cl. IO, 0%, 3/1/33(6,7)                                             950,461              163,968
Series 2399, Cl. SG, 76.038%, 12/15/26(6)                                     1,068,801              225,968
Series 243, Cl. 6, 2.386%, 12/15/32(6)                                          454,454               94,410
Series 2437, Cl. SB, 86.217%, 4/15/32(6)                                      3,091,783              577,974
Series 2526, Cl. SE, 38.60%, 6/15/29(6)                                          80,841               15,091
Series 2802, Cl. AS, 99.999%, 4/15/33(6)                                        577,139               48,325
Series 2920, Cl. S, 67.274%, 1/15/35(6)                                         683,922              103,016
Series 3000, Cl. SE, 99.999%, 7/15/25(6)                                        710,625              101,981
Series 3110, Cl. SL, 17.819%, 2/15/26(6)                                        430,603               57,689
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40(8)                                                     5,570,000            5,839,710
5%, 11/25/21-7/25/33                                                          3,265,827            3,468,616
5%, 10/1/25(8)                                                                1,340,000            1,421,133
5.285%, 10/1/36                                                               5,908,579            6,174,260
5.50%, 4/25/21-7/1/22                                                           446,112              480,576
5.50%, 10/1/25-10/1/40(8)                                                    12,113,000           12,892,724
6%, 10/25/16-4/1/35                                                           9,605,485           10,479,978
6%, 10/1/25(8)                                                                4,796,000            5,174,999
6.50%, 4/25/17-1/1/34                                                         3,036,263            3,366,681
7%, 11/1/17-6/25/34                                                           3,055,527            3,451,975
7.50%, 2/25/27-3/25/33                                                        3,296,827            3,760,787
8.50%, 7/1/32                                                                     3,255                3,680
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
   Conduit Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                          589,074              652,176
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                          316,778              357,784
Trust 2001-69, Cl. PF, 1.256%, 12/25/31(1)                                      633,994              647,022
Trust 2001-80, Cl. ZB, 6%, 1/25/32                                              707,866              782,516
Trust 2002-12, Cl. PG, 6%, 3/25/17                                              437,701              478,157
Trust 2002-29, Cl. F, 1.256%, 4/25/32(1)                                        315,689              322,288
Trust 2002-56, Cl. KW, 6%, 4/25/23                                               26,818               26,817
Trust 2002-60, Cl. FH, 1.256%, 8/25/32(1)                                       639,368              650,996
Trust 2002-64, Cl. FJ, 1.256%, 4/25/32(1)                                        97,211               99,243
Trust 2002-68, Cl. FH, 0.757%, 10/18/32(1)                                      216,958              218,176
Trust 2002-84, Cl. FB, 1.256%, 12/25/32(1)                                    1,284,822            1,311,741
Trust 2002-9, Cl. PC, 6%, 3/25/17                                               441,612              482,231
Trust 2002-9, Cl. PR, 6%, 3/25/17                                               540,733              590,469
Trust 2002-90, Cl. FH, 0.756%, 9/25/32(1)                                       718,861              723,340
Trust 2003-11, Cl. FA, 1.256%, 9/25/32(1)                                     1,284,852            1,311,771
Trust 2003-116, Cl. FA, 0.656%, 11/25/33(1)                                      90,475               90,743
Trust 2004-101, Cl. BG, 5%, 1/25/20                                           1,825,000            1,998,597


                 4 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                 $       571,000       $      651,582
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                       2,160,000            2,471,124
Trust 2005-12, Cl. JC, 5%, 6/1/28                                             1,364,103            1,403,737
Trust 2005-25, Cl. PS, 27.033%, 4/25/35(1)                                      584,997              848,330
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                           560,000              635,099
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                           480,000              532,241
Trust 2006-46, Cl. SW, 23.26%, 6/25/36(1)                                       970,499            1,438,515
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
   Security:
Trust 2001-61, Cl. SH, 43.978%, 11/18/31(6)                                     353,743               73,320
Trust 2001-63, Cl. SD, 35.693%, 12/18/31(6)                                      85,117               17,605
Trust 2001-68, Cl. SC, 28.756%, 11/25/31(6)                                      59,075               12,704
Trust 2001-81, Cl. S, 35.054%, 1/25/32(6)                                        70,294               13,241
Trust 2002-28, Cl. SA, 36.695%, 4/25/32(6)                                       42,046                7,343
Trust 2002-38, Cl. SO, 54.052%, 4/25/32(6)                                      218,748               37,260
Trust 2002-48, Cl. S, 33.623%, 7/25/32(6)                                        66,560               11,074
Trust 2002-52, Cl. SL, 34.692%, 9/25/32(6)                                       42,249                8,493
Trust 2002-56, Cl. SN, 36.125%, 7/25/32(6)                                       91,462               15,215
Trust 2002-77, Cl. IS, 47.243%, 12/18/32(6)                                     372,683               75,454
Trust 2002-77, Cl. SH, 44.298%, 12/18/32(6)                                      96,551               20,495
Trust 2002-9, Cl. MS, 32.682%, 3/25/32(6)                                        88,583               18,254
Trust 2003-13, Cl. IO, 9.699%, 3/25/33(6)                                       700,991              143,399
Trust 2003-26, Cl. DI, 5.229%, 4/25/33(6)                                       484,687               94,841
Trust 2003-33, Cl. SP, 51.64%, 5/25/33(6)                                       601,912               80,915
Trust 2003-38, Cl. SA, 41.395%, 3/25/23(6)                                    1,025,539               93,148
Trust 2003-4, Cl. S, 40.281%, 2/25/33(6)                                        181,198               25,060
Trust 2004-56, Cl. SE, 13.09%, 10/25/33(6)                                    2,543,897              322,164
Trust 2005-14, Cl. SE, 37.60%, 3/25/35(6)                                     2,270,099              326,516
Trust 2005-40, Cl. SA, 62.052%, 5/25/35(6)                                    1,897,064              287,996
Trust 2005-40, Cl. SB, 96.423%, 5/25/35(6)                                    3,181,217              558,822
Trust 2005-63, Cl. SA, 78.072%, 10/25/31(6)                                     141,632               22,632
Trust 2005-71, Cl. SA, 67.78%, 8/25/25(6)                                       472,044               75,897
Trust 2005-87, Cl. SG, 84.423%, 10/25/35(6)                                   2,509,325              348,349
Trust 2006-51, Cl. SA, 17.106%, 6/25/36(6)                                   12,381,733            1,513,448
Trust 2006-60, Cl. DI, 36.292%, 4/25/35(6)                                    2,137,864              259,311
Trust 2006-90, Cl. SX, 99.999%, 9/25/36(6)                                    1,932,374              376,588
Trust 2007-88, Cl. XI, 15.642%, 6/25/37(6)                                    3,285,753              431,134
Trust 214, Cl. 2, 32.702%, 3/1/23(6)                                            480,142              104,774
Trust 221, Cl. 2, 29.209%, 5/1/23(6)                                             54,153               11,351
Trust 254, Cl. 2, 22.876%, 1/1/24(6)                                            889,581              196,370
Trust 2682, Cl. TQ, 99.999%, 10/15/33(6)                                        720,233              127,160
Trust 2981, Cl. BS, 99.999%, 5/15/35(6)                                       1,273,584              219,031
Trust 301, Cl. 2, 0.137%, 4/1/29(6)                                             218,744               36,173
Trust 313, Cl. 2, 28.446%, 6/1/31(6)                                          2,366,297              450,870
Trust 319, Cl. 2, 3.775%, 2/1/32(6)                                              67,576               12,586
Trust 321, Cl. 2, 3.623%, 4/1/32(6)                                             276,527               51,615


                 5 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 324, Cl. 2, 0%, 7/1/32(6,7)                                       $       293,341       $       52,444
Trust 328, Cl. 2, 0%, 12/1/32(6,7)                                            3,719,568              686,510
Trust 331, Cl. 5, 0%, 2/1/33(6,7)                                             1,072,158              203,980
Trust 332, Cl. 2, 0%, 3/1/33(6,7)                                             6,787,825            1,212,847
Trust 334, Cl. 12, 0%, 2/1/33(6,7)                                              934,278              153,996
Trust 339, Cl. 15, 0%, 7/1/33(6,7)                                            2,637,133              435,589
Trust 345, Cl. 9, 0%, 1/1/34(6,7)                                             1,344,721              220,145
Trust 351, Cl. 10, 0%, 4/1/34(6,7)                                              561,538               89,867
Trust 351, Cl. 8, 0%, 4/1/34(6,7)                                               914,272              149,889
Trust 356, Cl. 10, 0%, 6/1/35(6,7)                                              771,926              122,859
Trust 356, Cl. 12, 0%, 2/1/35(6,7)                                              389,823               64,500
Trust 362, Cl. 13, 2.148%, 8/1/35(6)                                            453,530               72,245
                                                                                              --------------
                                                                                                 130,816,128
                                                                                              --------------
GNMA/GUARANTEED--0.7%
Government National Mortgage Assn.:
3.125%, 12/9/25(1)                                                                5,847                6,033
4.50%, 10/1/40(8)                                                            10,090,000           10,616,577
7%, 3/29/28-7/29/28                                                             258,916              295,704
7.50%, 3/1/27                                                                    13,969               15,972
8%, 11/29/25-5/29/26                                                             96,503              111,220
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment
   Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                           1,104,644            1,311,971
Series 2000-12,Cl. ZA, 8%, 2/16/30                                            2,540,454            3,017,165
Government National Mortgage Assn., Interest-Only Stripped
   Mtg.-Backed Security:
Series 1998-19, Cl. SB, 56.053%, 7/16/28(6)                                     138,906               30,798
Series 1998-6, Cl. SA, 74.856%, 3/16/28(6)                                       85,291               17,208
Series 2001-21, Cl. SB, 85.542%, 1/16/27(6)                                     637,672              122,105
Series 2006-47, Cl. SA, 75.083%, 8/16/36(6)                                   2,973,660              543,376
                                                                                              --------------
                                                                                                  16,088,129
                                                                                              --------------
NON-AGENCY--7.7%
COMMERCIAL--3.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
   Pass-Through Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                                       4,159,386            3,856,547
Series 2008-1, Cl. AM, 6.382%, 2/10/51(1)                                     3,415,000            3,289,189
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through
   Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35                       3,687,774            3,259,437
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through
   Certificates, Series 2005-HYB8, Cl. 4A1, 5.329%, 12/20/35(1)                 186,888              154,772
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust,
   Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl.
   A4, 5.322%, 12/1/49                                                          955,000              991,611
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates,
   Series 2007-RS1, Cl. A2, 0.756%, 1/27/37(1,3)                              1,459,553              399,553


                 6 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
COMMERCIAL CONTINUED
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36                                $       450,874       $      432,793
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                      814,260              568,204
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg.
   Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37          694,264              545,789
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through
   Certificates, Series 2007-AR3, Cl. 1A1, 6.083%, 11/1/37(1)                 4,212,432            3,487,514
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
   Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                      340,641              344,529
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
   Pass-Through Certificates, Series 1998-C1, Cl. F, 7.114%,
   5/15/30(1)                                                                 1,567,000            1,566,486
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series
   2006-GG8, Cl. A4, 5.56%, 11/1/39                                             775,000              826,840
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through
   Certificates, Series 2005-AR31, Cl. 2 A2, 4.222%, 1/1/36(1)                  266,101               11,280
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
   Pass-Through Certificates:
Series 2006-LDP9, Cl. A3, 5.336%, 5/1/47                                      1,235,000            1,286,753
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47                                       2,315,000            2,430,960
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47                                      6,400,000            5,852,061
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                                    1,405,000            1,463,395
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                      990,000            1,012,944
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(3)                                 1,390,000            1,383,467
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                                        7,075,000            7,197,012
Series 2008-C2, Cl. AM, 6.789%, 2/1/51(1)                                     4,990,000            3,296,601
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates,
   Series 2006-A2, Cl. 3A4, 5.686%, 4/1/36(1)                                 2,087,145              633,101
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates,
   Series 2006-A7, Cl. 2A2, 5.765%, 1/1/37(1)                                   488,400              401,946
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg.
   Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.324%,
   4/11/41(1)                                                                 2,610,000            2,357,011
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29            106,978               16,950
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates,
   Series 2004-6, Cl. 10A1, 6%, 7/25/34                                         306,280              304,628
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through
   Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41                     8,500,000            8,262,915
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through
   Certificates, Series 2005-QA4, Cl. A32, 3.313%, 4/25/35(1)                   129,233               25,090
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through
   Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36                        859,084              512,294
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates,
   Series 2007-1, Cl. 2A1, 5.831%, 2/1/37(1)                                 11,380,424            9,097,519


                 7 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
COMMERCIAL CONTINUED
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg.
   Pass-Through Certificates, Series 2007-C34, Cl. AJ, 6.155%,
   5/1/46(1)                                                            $     2,610,000       $    1,744,705
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.226%,
   11/1/46(1)                                                                 1,317,510              888,140
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg.
   Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 3.047%,
   4/1/47(1)                                                                    939,984              493,327
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg.
   Pass-Through Certificates, Series 2004-W, Cl. B2, 2.961%,
   11/1/34(1)                                                                 1,079,152              317,664
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg.
   Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.853%,
   2/1/35(1)                                                                  4,432,639            4,056,744
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 2.935%,
   4/25/36(1)                                                                 2,851,224            2,719,800
                                                                                              --------------
                                                                                                  75,489,571
                                                                                              --------------
MANUFACTURED HOUSING--0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.577%,
   3/25/36(1)                                                                 1,412,376            1,206,969
MULTIFAMILY--0.2%
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through
   Certificates, Series 2005-A2, Cl. A2, 2.799%, 2/1/35(1)                    1,001,676              955,529
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg.
   Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.064%,
   9/1/35(1)                                                                    549,185              527,589
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 4.917%,
   3/25/36(1)                                                                 3,978,373            3,583,176
                                                                                              --------------
                                                                                                   5,066,294
                                                                                              --------------
OTHER--0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
   2007-GG9, Commercial Mtg. Pass-Through Certificates, Series
   2007-GG9, Cl. A4, 5.444%, 3/1/39                                           2,315,000            2,444,586
                                                                                              --------------
RESIDENTIAL--4.1%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
   Pass-Through Certificates, Series 2007-4, Cl. AM, 6.001%, 8/1/17(1)        3,960,000            3,673,984
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series
   2004-2, Cl. 12A2, 3.018%, 5/1/34(1)                                        3,716,149            3,371,723


                 8 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
RESIDENTIAL CONTINUED
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series
   2004-9, Cl. 23A1, 4.933%, 11/1/34(1)                                 $     1,310,103       $    1,257,916
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through
   Certificates, Series 2007-A1, Cl. 9A1, 4.234%, 2/1/37(1)                   1,799,657            1,828,637
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through
   Certificates, Series 2005-31, Cl. 2A4, 5.331%, 1/1/36(1)                   1,164,949              279,023
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through
   Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35                       2,110,000            1,718,098
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through
   Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36                            1,220,407            1,115,279
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through
   Certificates, Series 2007-HY3, Cl. 1A1, 3.84%, 6/1/47(1)                   2,341,343            1,570,641
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through
   Certificates:
Series 2007-HY4, Cl. 1A2, 5.89%, 9/1/47(1)                                    2,944,881              401,021
Series 2007-HY4, Cl. 2A2, 6.095%, 11/1/37(1)                                    627,934              117,411
Series 2007-HY4, Cl. 3A2, 6.184%, 11/1/37(1)                                    751,514              124,234
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through
   Certificates:
Series 2007-HY5, Cl. 1A2, 5.792%, 9/1/37(1)                                   3,330,439              727,749
Series 2007-HY5, Cl. 2A2, 5.826%, 9/1/37(1)                                     831,982              124,371
Series 2007-HY5, Cl. 3A2, 5.976%, 9/1/37(1)                                   2,305,728              449,949
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through
   Certificates, Series 2005-2, Cl. 1A3, 4.954%, 5/1/35(1)                    3,038,785            2,678,261
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through
   Certificates, Series 2005-3, Cl. 2A4, 5.156%, 8/1/35(1)                    5,919,372            4,291,275
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg. Pass-Through
   Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36(1)                   3,182,491              352,219
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through
   Certificates, Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36                     2,959,641              386,704
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust,
   Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl.
   AMFX, 5.366%, 12/1/49                                                      5,700,000            5,050,473
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg.
   Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl.
   2A1, 5.50%, 10/1/21                                                        1,978,737            1,719,140
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through
   Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37                       11,591,248            7,779,332
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates,
   Series 2004-5, Cl. 2A1, 2.879%, 5/1/34(1)                                  2,879,553            2,508,406
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates,
   Series 2005-AR7, Cl. 4A1, 5.318%, 11/1/35(1)                               3,815,729            3,231,268
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates,
   Series 2006-5F, Cl. 2A1, 6%, 6/1/36                                        1,892,001            1,805,262
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through
   Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36                         327,722              293,468
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates,
   Series 2007-A3, Cl. 3A3, 5.982%, 5/1/37(1)                                 1,337,500              384,053


                 9 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
RESIDENTIAL CONTINUED
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg.
   Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%,
   9/11/45(1)                                                           $    10,430,000       $    9,427,560
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through
   Certificates, Series MLCC 2006-3, Cl. 2A1, 6.067%, 10/25/36(1)             2,140,802            2,017,512
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl.
   1A5, 6%, 9/25/36                                                           2,326,601            1,421,135
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl.
   1A8, 6%, 9/25/36                                                              46,506               30,777
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through
   Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37                     1,113,423              682,201
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through
   Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35                      3,720,000            3,057,728
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through
   Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35                         5,209,087            4,278,640
RFMSI Series 2007-SA3, Mtg. Pass-Through Certificates, Series
   2007-SA3, Cl. 2A2, 5.703%, 7/1/37(1)                                         292,457                3,987
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg.
   Pass-Through Certificates, Series 2005-AR12, Cl. 1A8, 2.803%,
   10/1/35(1)                                                                 2,787,964            2,521,868
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.837%,
   9/1/36(1)                                                                  2,256,454            2,043,724
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg.
   Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.241%, 2/1/37(1)                                  16,002,068           12,065,591
Series 2007-HY1, Cl. 5A1, 5.567%, 2/1/37(1)                                   9,561,795            7,054,673
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg.
   Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.665%,
   7/1/37(1)                                                                  2,562,552            1,750,974
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg.
   Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.999%,
   10/1/35(1)                                                                 1,749,092            1,683,216
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg.
   Pass-Through Certificates:
Series 2006-AR10, Cl. 3A2, 2.886%, 7/1/36(1)                                    672,484              267,908
Series 2006-AR10, Cl. 4A2, 5.468%, 7/1/36(1)                                  2,252,812              362,786
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 3.424%,
   4/1/36(1)                                                                  1,950,907            1,728,438
                                                                                              --------------
                                                                                                  97,638,615
                                                                                              --------------
Total Mortgage-Backed Obligations (Cost $338,807,820)                                            328,750,292
                                                                                              --------------
U.S. GOVERNMENT OBLIGATIONS--3.3%
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12                                                              17,545,000           17,756,505
5%, 2/16/17                                                                   6,500,000            7,646,717
5.125%, 11/17/17                                                              4,000,000            4,753,688


                10 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12                                                         $    16,180,000       $   16,364,630
4.375%, 10/15/15(9)                                                           4,000,000            4,543,940
5.375%, 6/12/17                                                               6,500,000            7,823,335
U.S. Treasury Bills, 0.215%, 12/2/10(10)                                     16,800,000           16,796,388
U.S. Treasury Bonds:
STRIPS, 4.201%, 2/15/11(10,11)                                                  900,000              899,357
STRIPS, 4.833%, 2/15/16(10,11)                                                2,116,000            1,952,658
                                                                                              --------------
Total U.S. Government Obligations (Cost $77,018,533)                                              78,537,218
                                                                                              --------------
FOREIGN GOVERNMENT OBLIGATIONS--23.6%
ARGENTINA--0.7%
Argentina (Republic of) Bonds:
2.50%, 12/31/38(1)                                                            6,075,000            2,496,825
Series GDP, 2.724%, 12/15/35(1)                                               4,930,000              613,785
Series VII, 7%, 9/12/13                                                       2,950,000            2,773,738
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35(1)                     6,980,000  EUR       1,028,626
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15                         11,080,000            9,875,666
                                                                                              --------------
                                                                                                  16,788,640
                                                                                              --------------
AUSTRALIA--0.2%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15                                                      650,000  AUD         663,706
Series 120, 6%, 2/15/17                                                         335,000  AUD         342,891
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%,
   4/21/16                                                                    4,850,000  AUD       4,800,727
                                                                                              --------------
                                                                                                   5,807,324
                                                                                              --------------
AUSTRIA--0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19(5)                                  625,000  EUR         960,524
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%,
   1/15/18                                                                      685,000  EUR       1,068,577
                                                                                              --------------
                                                                                                   2,029,101
                                                                                              --------------
BELGIUM--0.1%
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17                       980,000  EUR       1,574,927
BELIZE--0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29(1,5)                    830,000              726,250
BRAZIL--2.6%
Brazil (Federal Republic of) Bonds, 7.125%, 1/20/37                             560,000              739,200
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12                                                               14,506,000  BRR       8,422,816
9.762%, 1/1/17                                                               53,823,000  BRR      29,436,120
10%, 1/1/21                                                                  25,530,000  BRR      13,499,365
11.382%, 5/15/45                                                              6,470,000  BRR       7,478,411
Brazil (Federal Republic of) Sr. Unsec. Unsub. Nts., 5.625%, 1/7/41           1,930,000            2,127,825
                                                                                              --------------
                                                                                                  61,703,737
                                                                                              --------------


                11 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
CANADA--0.3%
Canada (Government of) Nts.:
3%, 12/1/15                                                                   4,645,000  CAD  $    4,729,422
4%, 6/1/17                                                                    2,335,000  CAD       2,506,205
4.25%, 6/1/18                                                                   765,000  CAD         833,916
                                                                                              --------------
                                                                                                   8,069,543
                                                                                              --------------
COLOMBIA--0.9%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(5)                       3,058,000,000  COP       2,374,310
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                                               1,445,000            1,911,013
12%, 10/22/15                                                             6,763,000,000  COP       4,943,441
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                              1,980,000            2,514,600
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41                      3,050,000            3,507,500
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21            4,866,000,000  COP       3,177,411
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                           1,340,000            1,658,250
                                                                                              --------------
                                                                                                  20,086,525
                                                                                              --------------
DENMARK--0.0%
Denmark (Kingdom of) Bonds:
4%, 11/15/17                                                                  1,165,000  DKK         240,163
4%, 11/15/19                                                                  4,065,000  DKK         846,893
                                                                                              --------------
                                                                                                   1,087,056
                                                                                              --------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds, 7.50%, 5/6/21(5)                                    1,700,000            1,923,550
EGYPT--0.9%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20(5)                                                               985,000            1,060,106
6.875%, 4/30/40(5)                                                            1,075,000            1,214,750
Egypt (The Arab Republic of) Treasury Bills:
10.382%, 11/16/10(11)                                                         7,150,000  EGP       1,241,579
Series 91, 10.111%, 10/19/10(11)                                              4,075,000  EGP         712,767
Series 182, 10.38%, 12/14/10(11)                                             12,000,000  EGP       2,069,520
Series 182, 10.031%, 1/18/11(11)                                              4,775,000  EGP         816,858
Series 182, 9.963%, 2/1/11(11)                                               11,950,000  EGP       2,034,365
Series 182, 9.819%, 3/22/11(11)                                               7,175,000  EGP       1,204,324
Series 273, 10.059%, 10/5/10(11)                                             11,900,000  EGP       2,088,457
Series 273, 9.526%, 11/30/10(11)                                              6,900,000  EGP       1,195,653
Series 273, 10.571%, 4/5/11(11)                                               2,900,000  EGP         484,664
Series 364, 10.438%, 12/21/10(11)                                             3,600,000  EGP         619,468
Series 364, 10.508%, 3/8/11(11)                                               4,400,000  EGP         741,369
Series 364, 10.046%, 5/10/11(11)                                              5,775,000  EGP         957,496
Series 364, 10.064%, 7/12/11(11)                                             11,725,000  EGP       1,907,497
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12(5)          11,815,000  EGP       2,087,808
                                                                                              --------------
                                                                                                  20,436,681
                                                                                              --------------


                12 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
FINLAND--0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17                   410,000  EUR  $      621,523
FRANCE--0.0%
France (Government of) Bonds, 4%, 4/25/60                                       400,000  EUR         642,960
GERMANY--0.3%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12                                                                1,475,000  EUR       2,001,392
3.50%, 7/4/19                                                                 1,180,000  EUR       1,776,513
Series 07, 4.25%, 7/4/39                                                        735,000  EUR       1,268,726
Series 157, 2.25%, 4/10/15                                                    2,025,000  EUR       2,865,800
                                                                                              --------------
                                                                                                   7,912,431
                                                                                              --------------
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(5)                                  2,475,000            2,846,250
GREECE--0.4%
Hellenic Republic Bonds, 4.30%, 3/20/12                                       2,655,000  EUR       3,453,302
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37                                                        5,255,000  EUR       4,178,626
30 yr., 4.60%, 9/20/40                                                        2,315,000  EUR       1,871,150
                                                                                              --------------
                                                                                                   9,503,078
                                                                                              --------------
HUNGARY--0.3%
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17                                                 743,700,000  HUF       3,698,275
Series 19/A, 6.50%, 6/24/19                                                 675,000,000  HUF       3,273,348
                                                                                              --------------
                                                                                                   6,971,623
                                                                                              --------------
INDONESIA--0.8%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18(5)                                                            5,325,000            6,483,188
7.25%, 4/20/15(5)                                                             2,055,000            2,450,588
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38(5)                                                             2,540,000            3,498,850
10.375%, 5/4/14(5)                                                              850,000            1,078,480
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20(5)                                                            1,670,000            1,935,196
6.625% 2/17/37(5)                                                               580,000              711,950
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(5)                       2,030,000            2,979,025
                                                                                              --------------
                                                                                                  19,137,277
                                                                                              --------------
IRELAND--0.1%
Ireland (Republic of) Bonds:
4.50%, 4/18/20                                                                  555,000  EUR         643,236
4.60%, 4/18/16                                                                  410,000  EUR         526,941
Ireland (Republic of) Sr. Unsub. Bonds., 4.50%, 10/18/18                        365,000  EUR         439,867
                                                                                              --------------
                                                                                                   1,610,044
                                                                                              --------------
ISRAEL--0.8%
Israel (State of) Bonds:
5%, 1/31/20                                                                  31,680,000  ILS       9,081,988


                13 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
6%, 2/28/19                                                                  29,640,000  ILS  $    9,144,668
                                                                                              --------------
                                                                                                  18,226,656
                                                                                              --------------
ITALY--0.5%
Italy (Republic of) Bonds:
3.75%, 3/1/21                                                                 1,815,000  EUR       2,456,097
4%, 9/1/20                                                                    2,805,000  EUR       3,894,703
5%, 9/1/40                                                                      730,000  EUR       1,038,442
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13                           2,895,000  EUR       4,106,437
                                                                                              --------------
                                                                                                  11,495,679
                                                                                              --------------
JAPAN--2.6%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29(8)          720,000,000  JPY       9,268,508
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12(8)                                                    805,000,000  JPY       9,651,881
5 yr., 0.50%, 12/20/14(8)                                                 1,341,000,000  JPY      16,256,942
10 yr., Series 308, 1.30%, 6/20/20(8)                                       909,000,000  JPY      11,306,706
Japan (Government of) Sr. Unsec. Unsub. Bonds:
5 yr., Series 91, 0.40%, 9/20/15                                          1,184,000,000  JPY      14,280,192
10 yr., Series 310, 1%, 9/20/20(8)                                           95,000,000  JPY       1,145,246
                                                                                              --------------
                                                                                                  61,909,475
                                                                                              --------------
KOREA, REPUBLIC OF SOUTH--1.2%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20           11,491,000,000  KRW      10,807,697
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, 4.18%,
   12/2/11                                                                5,380,000,000  KRW       4,786,730
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16                                                               1,635,000            1,841,141
7.125%, 4/16/19                                                               2,535,000            3,240,146
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%, 12/10/11     9,180,000,000  KRW       8,221,238
                                                                                              --------------
                                                                                                  28,896,952
                                                                                              --------------
MALAYSIA--0.2%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15(5)          2,470,000            2,615,360
Malaysia (Government of) Bonds, Series 0110, 3.835%, 8/12/15                  2,975,000  MYR         989,112
                                                                                              --------------
                                                                                                   3,604,472
                                                                                              --------------
MEXICO--1.9%
United Mexican States Bonds:
5.625%, 1/15/17                                                               4,170,000            4,791,330
Series M10, 7.25%, 12/15/16(1)                                                6,140,000  MXN         523,634
Series M20, 7.50%, 6/3/27(1)                                                129,280,000  MXN      11,122,780
Series M10, 7.75%, 12/14/17                                                   6,430,000  MXN         563,674
Series M10, 8%, 12/17/15                                                     44,000,000  MXN       3,848,972
Series M10, 8.50%, 12/13/18                                                  45,520,000  MXN       4,187,122
Series M20, 10%, 12/5/24                                                    181,400,000  MXN      19,188,455
                                                                                              --------------
                                                                                                  44,225,967
                                                                                              --------------


                14 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
NEW ZEALAND--0.2%
New Zealand (Government of) Sr. Unsec. Bonds, Series 415, 6%, 4/15/15         5,985,000  NZD  $    4,697,932
NORWAY--0.0%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15                            2,005,000  NOK         376,353
PANAMA--0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                                3,120,000            3,744,000
8.875%, 9/30/27                                                                 110,000              160,325
9.375%, 4/1/29                                                                1,100,000            1,672,000
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                            1,175,000            1,498,125
                                                                                              --------------
                                                                                                   7,074,450
                                                                                              --------------
PERU--0.0%
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16(11)                                363,871              308,526
PHILIPPINES--0.2%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%,
   10/23/34                                                                   2,320,000            2,714,400
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/31/21         40,000,000  PHP         935,851
                                                                                              --------------
                                                                                                   3,650,251
                                                                                              --------------
POLAND--1.4%
Poland (Republic of) Bonds:
5.25%, 10/25/20                                                              20,110,000  PLZ       6,848,047
Series 0414, 5.75%, 4/25/14                                                     775,000  PLZ         273,414
Series 0415, 5.50%, 4/25/15                                                  59,140,000  PLZ      20,645,950
Series 1015, 6.25%, 10/24/15                                                 16,725,000  PLZ       6,029,924
                                                                                              --------------
                                                                                                  33,797,335
                                                                                              --------------
PORTUGAL--0.0%
Portugal (Republic of) Bonds, 4.45%, 6/15/18                                    195,000  EUR         241,906
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17                620,000  EUR         781,572
                                                                                              --------------
                                                                                                   1,023,478
                                                                                              --------------
QATAR--0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20(5)                                  1,595,000            1,762,475
SOUTH AFRICA--1.7%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                                 1,900,000            2,132,750
Series R208, 6.75%, 3/31/21                                                  33,370,000  ZAR       4,390,214
Series R207, 7.25%, 1/15/20                                                 115,470,000  ZAR      15,898,439
Series R204, 8%, 12/21/18                                                    44,800,000  ZAR       6,508,377
Series R186, 10.50%, 12/21/26                                                69,680,000  ZAR      12,272,137
                                                                                              --------------
                                                                                                  41,201,917
                                                                                              --------------
SPAIN--0.4%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17                                      2,800,000  EUR       4,240,614
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18                           3,885,000  EUR       5,391,461
                                                                                              --------------
                                                                                                   9,632,075
                                                                                              --------------


                15 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
SRI LANKA--0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%,
   10/4/20(3,8)                                                         $     1,330,000       $    1,341,638
SWEDEN--0.0%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17                        4,485,000  SEK         726,008
THE NETHERLANDS--0.1%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/18                                 585,000  EUR         896,113
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17                               345,000  EUR         541,294
                                                                                              --------------
                                                                                                   1,437,407
                                                                                              --------------
TURKEY--2.1%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                                 3,440,000            4,042,000
7%, 9/26/16                                                                   2,130,000            2,524,050
7%, 3/11/19                                                                   1,360,000            1,625,200
10.50%, 1/15/20(1)                                                            8,430,000  TRY       6,434,843
11%, 8/6/14                                                                  21,440,000  TRY      16,036,981
16%, 3/7/12(1)                                                                5,345,000  TRY       4,093,135
Series CPI, 14.047%, 8/14/13(1)                                               6,930,000  TRY       6,997,498
Turkey (Republic of) Nts., 7.50%, 7/14/17                                     1,780,000            2,167,150
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19                          2,120,000            2,618,200
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40                                                                1,150,000            1,316,911
7.25%, 3/5/38                                                                 1,180,000            1,418,950
                                                                                              --------------
                                                                                                  49,274,918
                                                                                              --------------
UKRAINE--0.3%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20(5)                                2,010,000            2,027,588
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17(5)                       510,000              501,381
Ukraine (Republic of) Sr. Unsec. Unsub. Bonds, 6.58%, 11/21/16(5)                55,000               53,877
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12(5)                        3,650,000            3,723,000
                                                                                              --------------
                                                                                                   6,305,846
                                                                                              --------------
UNITED KINGDOM--0.4%
United Kingdom Treasury Bonds:
2.25%, 3/7/14                                                                 1,495,000  GBP       2,430,766
4.75%, 3/7/20                                                                 2,030,000  GBP       3,661,156
4.75%, 12/7/38                                                                1,440,000  GBP       2,597,981
                                                                                              --------------
                                                                                                   8,689,903
                                                                                              --------------
URUGUAY--0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36                         2,325,000            3,010,875
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25                      1,950,000            2,354,625
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22                     3,475,000            4,482,750
                                                                                              --------------
                                                                                                   9,848,250
                                                                                              --------------
VENEZUELA--0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                                    2,145,000            1,469,325


                16 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
9.25%, 9/15/27                                                          $     1,280,000       $      944,000
Venezuela (Republic of) Nts.:
8.25%, 10/13/24                                                                 390,000              252,525
8.50%, 10/8/14                                                                2,690,000            2,273,050
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%, 10/13/19               2,790,000            1,897,200
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                                   2,345,000            1,336,650
7.65%, 4/21/25                                                                6,935,000            4,247,688
9.375%, 1/13/34                                                               2,040,000            1,397,400
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18(5)                      5,465,000            5,123,438
                                                                                              --------------
                                                                                                  18,941,276
                                                                                              --------------
Total Foreign Government Obligations (Cost $511,454,337)                                         557,927,759
                                                                                              --------------
LOAN PARTICIPATIONS--0.4%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan:
Tranche 3L, 3.565%, 10/19/15(1,8,12)                                          2,382,800            1,351,388
Tranche B, 10/19/15(8,12,13)                                                    525,000              297,750
Tranche B, 3.565%, 10/19/15(1,12)                                             3,037,171            1,722,510
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, 12.50%, 7/20/15                                                      5,395,000            5,850,203
Reynolds Group Holding Ltd., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 0.75%, 11/1/11(1)                                               1,920,000                   --
                                                                                              --------------
Total Loan Participations (Cost $8,390,702)                                                        9,221,851
                                                                                              --------------
CORPORATE BONDS AND NOTES--31.1%
CONSUMER DISCRETIONARY--5.2%
AUTO COMPONENTS--0.6%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15(5)                          3,075,000            3,351,750
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts.,
   8/15/20                                                                    2,390,000            2,527,425
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%
   Sr. Sec. Nts., 9/1/17(5)                                                   5,575,000            5,658,625
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14(2,4)                                              1,875,000            1,921,875
8.25% Sr. Unsec. Nts., 8/1/10(2,4)                                              580,000              594,500
                                                                                              --------------
                                                                                                  14,054,175
                                                                                              --------------
HOTELS, RESTAURANTS & LEISURE--1.4%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(5)                                     875,000              805,000
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15(5)                    1,110,000            1,066,155
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18                     8,822,000            7,090,683
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14                  2,890,000            2,629,900
Landry's Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15                    2,500,000            2,650,000
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15(2,5)               6,335,000              981,925
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                                      1,885,000            1,621,100
6.75% Sr. Unsec. Nts., 4/1/13                                                 4,290,000            4,005,788


                17 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                                    $     1,230,000       $      979,388
8% Sr. Sub. Nts., 4/1/12                                                      2,630,000            2,011,950
11.50% Sr. Sec. Nts., 11/1/17(5)                                              2,960,000            2,664,000
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19               1,185,000            1,264,988
Pinnacle Entertainment, Inc.:
8.625% Sr. Unsec. Nts., 8/1/17                                                  455,000              485,144
8.75% Sr. Unsec. Sub. Nts., 5/15/20                                           1,030,000            1,019,700
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(2,4,5)                               250,000                   --
Snoqualmie Entertainment Authority, 9.125% Sr. Sec. Nts., 2/1/15(5)             295,000              261,075
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14(2,4)               10,465,000                1,047
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                          2,545,000            2,735,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75% Sec. Nts.,
   8/15/20(5)                                                                 1,340,000            1,420,400
                                                                                              --------------
                                                                                                  33,694,118
                                                                                              --------------
HOUSEHOLD DURABLES--0.4%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13                                               2,110,000            2,046,700
6.875% Sr. Unsec. Nts., 7/15/15                                               2,910,000            2,659,013
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                                             800,000              711,000
8.875% Sr. Sub. Nts., 4/1/12                                                  2,245,000            2,166,425
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group
   Luxembourg SA, 8.50% Sr. Nts., 5/15/18(5)                                  1,350,000            1,326,375
                                                                                              --------------
                                                                                                   8,909,513
                                                                                              --------------
LEISURE EQUIPMENT & PRODUCTS--0.6%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts.,
   11/15/17(5)                                                                3,550,000            2,627,000
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18(5)                            11,090,000           10,812,750
                                                                                              --------------
                                                                                                  13,439,750
                                                                                              --------------
MEDIA--1.7%
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                                               2,190,000            2,220,113
11% Sr. Unsec. Unsub. Nts., 2/1/16                                            1,685,000            1,807,163
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13(3,12)                                                    322                  328
9.17% Sr. Sub. Nts., 11/1/13(5,12)                                            6,592,843            4,326,553
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27                                          465,000              398,738
7.75% Sr. Unsec. Unsub. Debs., 6/1/27                                         3,020,000            2,680,250
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25% Sr. Unsec. Nts.,
   10/30/17(5)                                                                1,500,000            1,528,125
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(5)              5,145,000            5,138,569
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts.,
   11/15/17(5)                                                                1,365,000            1,446,900
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11                                           485,000              474,694


                18 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
MEDIA CONTINUED
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                                   $     3,610,000       $    2,833,850
Entravison Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17(5)                 640,000              656,000
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14                    670,000              666,650
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15                          5,095,000            5,114,106
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18(3)                              965,000            1,004,208
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17                            2,705,000            2,941,688
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(2,4)                                             1,330,000                  133
6.875% Sr. Unsec. Sub. Nts., 10/1/13(2,4)                                     2,870,000                  287
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17(5)                  1,270,000            1,330,325
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13(2)                        705,000              596,606
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18(3,8)               1,505,000            1,516,288
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts.,
   3/15/15(5,12)                                                              3,380,275            3,253,515
Visant Corp., 10% Sr. Sec. Nts., 10/1/17(5)                                     600,000              628,500
                                                                                              --------------
                                                                                                  40,563,589
                                                                                              --------------
MULTILINE RETAIL--0.1%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14            3,735,000            3,697,650
SPECIALTY RETAIL--0.4%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts.,
   4/15/14                                                                    6,565,000            6,893,250
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18                     1,660,000            1,593,600
                                                                                              --------------
                                                                                                   8,486,850
                                                                                              --------------
CONSUMER STAPLES--0.6%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts.,
   7/24/17(1)                                                                 2,400,000  BRR       1,393,617
FOOD & STAPLES RETAILING--0.0%
Real Time Data Co., 11% Nts., 5/31/09(2,3,4,12)                                 142,981                   --
FOOD PRODUCTS--0.5%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16(5)                 3,850,000            3,946,250
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17(4,5,12)                        4,025,000            3,662,750
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(5)                                    1,493,000            1,574,219
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15(3)                2,540,000            2,705,100
                                                                                              --------------
                                                                                                  11,888,319
                                                                                              --------------
PERSONAL PRODUCTS--0.0%
NBTY, Inc., 9% Sr. Nts., 10/1/18(5,8)                                           300,000              316,500
ENERGY--5.9%
ENERGY EQUIPMENT & SERVICES--0.4%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr. Unsec. Nts.,
   1/15/18                                                                      565,000              559,350
PHI, Inc., 8.625% Sr. Unsec. Nts., 10/15/18(5)                                2,995,000            2,957,563
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17(5)                      2,440,000            2,562,000
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15(5)                         2,565,000            2,706,075
                                                                                              --------------
                                                                                                   8,784,988
                                                                                              --------------


                19 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
OIL, GAS & CONSUMABLE FUELS--5.5%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(5)               $     1,500,000       $    1,578,750
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14             2,490,000            2,437,088
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17               3,075,000            3,282,563
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18                    4,740,000            5,273,250
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15                  2,285,000            2,319,275
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15(5)                         5,940,000            5,152,950
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16                             1,475,000            1,519,250
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16                                  2,365,000            2,595,588
Brigham Exploration Co., 8.75% Sr. Unsec. Nts., 10/1/18(5)                      490,000              507,150
Chaparral Energy, Inc.:
8.875% Sr. Unsec. Nts., 2/1/17                                                2,680,000            2,619,700
9.875% Sr. Nts., 10/1/20(3)                                                   2,715,000            2,769,300
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts.,
   12/15/17                                                                     665,000              705,731
Continental Resources, Inc., 7.125% Sr. Nts., 4/1/21(5,8)                       455,000              475,475
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr. Unsec.
   Nts., 2/15/18                                                              1,285,000            1,352,463
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20(5)                    815,000              839,008
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts., 10/15/20                      755,000              798,413
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(5)                                    1,910,000            2,038,925
7.288% Sr. Sec. Nts., 8/16/37(5)                                              6,980,000            7,809,224
8.125% Nts., 7/31/14(5)                                                       1,530,000            1,742,364
8.146% Sr. Sec. Nts., 4/11/18(5)                                              2,680,000            3,149,000
8.625% Sr. Sec. Nts., 4/28/34(5)                                              1,680,000            2,148,384
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(5)                                      4,400,000            5,500,000
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18(5)                                                        3,580,000            4,394,450
11.75% Sr. Unsec. Nts., 1/23/15(5)                                           12,945,000           16,440,150
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20(5)                             1,150,000            1,273,625
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20(5)                           5,100,000            5,431,500
Lukoil International Finance BV:
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(5)                                       610,000              631,350
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(3)                                        595,000              651,525
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(5)                        5,085,000            5,301,113
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                              4,360,000            4,737,576
OPTI Canada, Inc., 9.75% Sr. Sec. Nts., 8/15/13(5)                            1,590,000            1,621,800
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21(5)                    2,270,000            2,377,825
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts.,
   6/15/38                                                                    1,510,000            1,633,343
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                                         1,120,000            1,245,310
5.875% Sr. Unsec. Nts., 3/1/18                                                  680,000              758,920
7.875% Sr. Unsec. Nts., 3/15/19                                               3,040,000            3,805,901
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17                860,000              500,950


                20 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Petroleos Mexicanos:
5.50% Bonds, 1/21/21(5)                                                 $     1,650,000       $    1,765,500
6% Sr. Unsec. Nts., 3/5/20(5)                                                 1,380,000            1,531,800
8% Unsec. Unsub. Nts., 5/3/19                                                   940,000            1,170,300
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts.,
   8/14/19(5)                                                                 2,380,000            2,927,400
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11(5)           541,711              540,789
PT Adaro Indonesia, 7.625% Nts., 10/22/19(5)                                  2,060,000            2,255,700
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16                          2,260,000            2,661,150
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17                                         1,020,000            1,091,400
8% Sr. Unsec. Sub. Nts., 5/15/19                                              2,530,000            2,776,675
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20(5)                                                    2,925,000            2,910,375
9.875% Sr. Unsec. Nts., 5/15/16(5)                                            1,290,000            1,338,375
Tengizchevroil LLP, 6.124% Nts., 11/15/14(5)                                  1,201,464            1,276,555
Whiting Petroleum Corp., 6.50% Sr. Unsec. Sub. Nts., 10/1/18                    600,000              612,780
                                                                                              --------------
                                                                                                 130,277,988
                                                                                              --------------
FINANCIALS--4.4%
CAPITAL MARKETS--0.6%
American General Finance, 6.90% Nts., Series J, 12/15/17                      3,375,000            2,835,000
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69(5)                      800,000              960,000
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16             1,230,000            1,150,050
Credit Suisse First Boston International, Export-Import Bank of
   Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11                                        700,000              711,375
FoxCo Acquisition Sub LLC, 13.375% Sr. Nts., 7/15/16(5)                         165,000              170,775
Graham Packaging Co. LP, 8.50% Sr. Nts., 1/1/17(5)                              650,000              663,000
Graham Packaging Co. LP/GPC Capital Corp., 8.25% Sr. Unsec. Nts.,
   10/1/18(5)                                                                   450,000              459,563
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts.,
   4/1/15(5)                                                                  6,015,000            5,067,638
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18(3)                     3,005,000            3,147,738
                                                                                              --------------
                                                                                                  15,165,139
                                                                                              --------------
COMMERCIAL BANKS--2.2%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15(5)                                2,050,000            2,052,255
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17(5)                     1,610,000            1,626,100
Banco BMG SA:
9.15% Nts., 1/15/16(5)                                                        2,660,000            2,928,926
9.95% Unsec. Unsub. Nts., 11/5/19(5)                                          1,150,000            1,308,125
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20(3)                          800,000              839,000
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20(3)                                                   1,200,000            1,218,000
6.95% Sub. Nts., 11/7/21(1,5)                                                 1,510,000            1,459,113
Banco do Brasil SA:
5.375% Unsec. Sub. Nts., 1/15/21(3,8)                                         1,410,000            1,411,763


                21 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
COMMERCIAL BANKS CONTINUED
8.50% Jr. Sub. Perpetual Bonds(5,14)                                    $     1,500,000       $    1,770,000
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20(5)                   900,000              996,750
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                                 2,125,000  EUR       3,048,460
4.50% Sr. Sec. Nts., 7/13/21                                                  1,454,000  EUR       2,071,683
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                                    5,635,000            5,543,431
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(5)                                             710,000              731,300
9.25% Sr. Nts., 10/16/13(5)                                                   8,420,000            9,346,200
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(5)                                             3,050,000            3,222,188
6.375% Bonds, 4/30/22(1,5)                                                    3,060,000            3,083,608
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(2,4,5)             90,000                   --
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series
   2006-003, Tranche E, 7/20/11(1,3)                                          1,100,000            1,033,230
TransCapitalInvest Ltd. for OJSC AK Transneft, 8.70% Sec. Nts.,
   8/7/18(5)                                                                    750,000              924,554
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12(5)                        1,240,000            1,233,800
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20(5)                    3,530,000            3,869,586
VTB Capital SA:
6.465% Sr. Sec. Unsub. Nts., 3/4/15(5)                                        2,350,000            2,444,000
6.875% Sr. Sec. Nts., 5/29/18(5)                                                705,000              746,454
                                                                                              --------------
                                                                                                  52,908,526
                                                                                              --------------
CONSUMER FINANCE--0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12(2,4)                                  7,200,000              930,240
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts.,
   7/15/15(5)                                                                 2,410,000            2,641,963
                                                                                              --------------
                                                                                                   3,572,203
                                                                                              --------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(5)                   2,809,723            2,486,604
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                                 440,000  EUR         628,584
Banco Invex SA, 28.62% Mtg.-Backed Certificates, Series 062U,
   3/13/34(1,15)                                                              4,830,734  MXN       1,378,993
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20(5)                            1,640,000            1,754,106
Cloverie plc, 4.541% Sec. Nts., Series 2005-93, 12/20/10(1)                   1,100,000            1,051,930
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31                                         4,410,000            4,751,775
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(14)                        740,000              667,850
JPMorgan Hipotecaria su Casita:
7.555% Sec. Nts., 8/26/35(3)                                                  5,808,600  MXN         419,904
27.067% Mtg.-Backed Certificates, Series 06U, 9/25/35(1)                      1,984,601  MXN         333,948
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97(5,16)                6,360,000            3,878,792
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20(5)                     900,000              986,625
                                                                                              --------------
                                                                                                  18,339,111
                                                                                              --------------


                22 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
INSURANCE--0.1%
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13                                       $     2,375,000       $    2,386,875
8.875% Sr. Unsec. Nts., 9/1/17                                                  295,000              320,075
                                                                                              --------------
                                                                                                   2,706,950
                                                                                              --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14                                4,515,000            3,860,325
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13(1,3)            2,210,000            2,221,050
                                                                                              --------------
                                                                                                   6,081,375
                                                                                              --------------
THRIFTS & MORTGAGE FINANCE--0.2%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(5)                         785,000              804,625
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11                                             454,000  EUR         631,145
4% Sec. Mtg. Nts., Series 2, 9/27/16                                          2,805,000  EUR       3,983,973
4.375% Sec. Nts., 5/19/14                                                       305,000  EUR         438,892
                                                                                              --------------
                                                                                                   5,858,635
                                                                                              --------------
HEALTH CARE--1.7%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13                         1,615,000            1,639,225
Alere, Inc., 8.625% Sr. Sub. Nts., 10/1/18(5)                                 1,040,000            1,058,200
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17                          1,911,000            2,137,931
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts.,
   2/1/16                                                                     1,630,000            1,674,825
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15(12)            1,390,000            1,405,638
                                                                                              --------------
                                                                                                   7,915,819
                                                                                              --------------
HEALTH CARE PROVIDERS & SERVICES--1.2%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14                                                 1,535,000            1,696,175
12.375% Sr. Sec. Nts., 11/1/14                                                3,070,000            3,430,725
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17(5)                      405,000              434,363
Catalent Pharma Solutions, Inc., 10.224% Sr. Unsec. Nts., 4/15/15(12)         2,603,400            2,642,451
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts.,
   9/1/18(5)                                                                  2,405,000            2,579,363
HCA, Inc., 6.375% Nts., 1/15/15                                               2,260,000            2,265,650
HEALTHSOUTH Corp.:
7.25% Sr. Unsec. Nts., 10/1/18(8)                                             1,475,000            1,508,188
7.75% Sr. Unsec. Nts., 9/15/22(8)                                             1,030,000            1,040,300
10.75% Sr. Unsec. Nts., 6/15/16                                               1,135,000            1,249,919
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18(5)                        1,120,000            1,115,800
LifePoint Hospitals, Inc., 6.625% Sr. Unsec. Nts., 10/1/20(5)                   300,000              306,750
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18(5)                                   1,920,000            2,011,200
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17(5)                       1,095,000            1,012,875
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17(5)            1,065,000            1,057,013
UHS Escrow Corp., 7% Sr. Nts., 10/1/18(3)                                       300,000              309,000
US Oncology Holdings, Inc., 6.737% Sr. Unsec. Nts., 3/15/12(1,12)             1,934,000            1,842,135
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17                              1,305,000            1,389,825


                23 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8%
   Sr. Nts., 2/1/18                                                     $     1,595,000       $    1,626,900
                                                                                              --------------
                                                                                                  27,518,632
                                                                                              --------------
PHARMACEUTICALS--0.2%
Valeant Pharmaceuticals International:
6.75% Sr. Nts., 10/1/17(5)                                                      150,000              153,375
7% Sr. Nts., 10/1/20(5)                                                         150,000              153,750
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18(5)                           3,340,000            3,448,550
                                                                                              --------------
                                                                                                   3,755,675
                                                                                              --------------
INDUSTRIALS--3.3%
AEROSPACE & DEFENSE--0.4%
BE Aerospace, Inc., 6.875% Sr. Nts., 1/1/20(8)                                  605,000              620,125
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17(5)               4,230,000            4,230,000
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15          7,305,000            5,670,506
                                                                                              --------------
                                                                                                  10,520,631
                                                                                              --------------
AIRLINES--0.3%
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12(5)                      760,000              824,600
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15(5)                       4,585,000            5,089,350
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13(5)                  690,000              765,900
                                                                                              --------------
                                                                                                   6,679,850
                                                                                              --------------
BUILDING PRODUCTS--0.5%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14                            5,255,000            5,517,750
Goodman Global Group, Inc., 11.901% Sr. Unsec. Nts., 12/15/14(11)             2,470,000            1,593,150
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14               3,915,000            4,007,981
                                                                                              --------------
                                                                                                  11,118,881
                                                                                              --------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15(3,8)                1,770,000            1,820,150
West Corp.:
8.625% Sr. Unsec. Nts., 10/1/18(3,8)                                            740,000              755,725
9.50% Sr. Unsec. Nts., 10/15/14                                               4,385,000            4,609,731
                                                                                              --------------
                                                                                                   7,185,606
                                                                                              --------------
CONSTRUCTION & ENGINEERING--0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(5)                          3,957,817            4,591,068
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20(5)                                                  780,000              838,500
9.625% Sr. Unsec. Nts., 4/9/14(3)                                               430,000              507,400
                                                                                              --------------
                                                                                                   5,936,968
                                                                                              --------------
INDUSTRIAL CONGLOMERATES--0.1%
Sequa Corp., 11.75% Sr. Unsec. Nts., 12/1/15(5)                               2,525,000            2,676,500
MACHINERY--0.4%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18                          2,580,000            2,870,250
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16(5)                         2,540,000            2,632,075


                24 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
MACHINERY CONTINUED
Mueller Water Products, Inc., 8.75% Sr. Unsec. Unsub. Nts., 9/1/20(5)   $       400,000       $      422,000
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                                4,045,000            4,070,281
                                                                                              --------------
                                                                                                   9,994,606
                                                                                              --------------
MARINE--0.2%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17(5)               4,400,000            4,510,000
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17(5)                       1,240,000            1,314,400
                                                                                              --------------
                                                                                                   5,824,400
                                                                                              --------------
PROFESSIONAL SERVICES--0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(5)                      3,515,000            3,501,819
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20(5)                              1,505,000            1,523,813
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts.,
   6/15/18(5)                                                                   660,000              754,050
                                                                                              --------------
                                                                                                   5,779,682
                                                                                              --------------
ROAD & RAIL--0.4%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14                                        1,435,000            1,463,700
9.625% Sr. Unsec. Unsub. Nts., 3/15/18                                          360,000              382,500
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18(5)                               4,445,000            4,467,225
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts.,
   10/6/20(3,8)                                                                 785,000              814,928
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(5)                        1,445,520            1,257,602
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23                               10,000,000  ZAR       1,609,440
                                                                                              --------------
                                                                                                   9,995,395
                                                                                              --------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16(3)                                    1,060,000            1,102,400
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15(5)                           875,000              905,625
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17(5)                       470,000              525,225
United Rentals North America, Inc., 9.25% Sr. Unsec. Unsub. Nts.,
   12/15/19                                                                   1,020,000            1,109,250
                                                                                              --------------
                                                                                                   3,642,500
                                                                                              --------------
INFORMATION TECHNOLOGY--1.6%
COMPUTERS & PERIPHERALS--0.1%
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15(3)                   1,295,000            1,295,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16           4,205,000            4,520,375
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16                               2,480,000            2,554,400
                                                                                              --------------
                                                                                                   7,074,775
                                                                                              --------------
INTERNET SOFTWARE & SERVICES--0.2%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15(5)                              1,620,000            1,741,500
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18(5)                    2,690,000            2,653,013
                                                                                              --------------
                                                                                                   4,394,513
                                                                                              --------------
IT SERVICES--0.4%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15                              1,770,000            1,641,675


                25 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
IT SERVICES CONTINUED
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20(5)                                        $     2,390,000       $    2,491,575
9.875% Sr. Unsec. Nts., 9/24/15                                               6,510,000            5,354,475
                                                                                              --------------
                                                                                                   9,487,725
                                                                                              --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.6%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20(5)                1,340,000            1,390,250
Amkor Technology, Inc., 7.375% Sr. Unsec. Nts., 5/1/18(5)                     1,445,000            1,470,288
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18(5)                                               1,710,000            1,786,950
10.75% Sr. Unsec. Nts., 8/1/20(5)                                             4,430,000            4,463,225
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/15/14                                                1,765,000            1,835,600
9.50% Sr. Unsec. Unsub. Nts., 10/15/15                                        2,950,000            3,031,125
9.75% Sr. Sec. Nts., 8/1/18(5)                                                1,125,000            1,203,750
                                                                                              --------------
                                                                                                  15,181,188
                                                                                              --------------
MATERIALS--3.5%
CHEMICALS--1.0%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(5)                        2,135,000            2,311,138
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20(5)                                     1,150,000            1,220,438
Celanese US Holdings LLC, 6.625% Sr. Unsec. Nts., 10/15/18(5)                   755,000              773,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr.
   Sec. Nts., 2/1/18                                                          5,435,000            5,353,475
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/1/15                                                5,955,000            6,074,100
8.625% Sr. Sub. Nts., 3/15/21(5)                                                300,000              312,000
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts.,
   12/1/16                                                                    4,505,000            4,527,525
PolyOne Corp., 7.375% Sr. Unsec. Nts., 9/15/20                                  300,000              310,125
Rhodia SA, 6.875% Sr. Nts., 9/15/20(5)                                        1,920,000            1,968,000
Vertellus Specialties, Inc., 9.375% Sr. Sec. Nts., 10/1/15(5)                   885,000              920,400
                                                                                              --------------
                                                                                                  23,771,076
                                                                                              --------------
CONSTRUCTION MATERIALS--0.1%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(5)                                872,000              821,860
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(5)                          1,275,000            1,289,280
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20(5)                990,000            1,064,250
                                                                                              --------------
                                                                                                   3,175,390
                                                                                              --------------
CONTAINERS & PACKAGING--0.4%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14                   4,860,000            4,750,650
Cascades, Inc., 7.75% Sr. Unsec. Nts., 12/18/17                               1,250,000            1,309,375
Jefferson Smurfit Corp. (Escrow):
7.50% Sr. Unsec. Unsub. Nts., 6/1/13(2,4)                                       920,000               37,950
8.25% Sr. Unsec. Nts., 10/1/12(2,4)                                           2,560,000              105,600
Smurfit-Stone Container Corp. (Escrow):
8% Sr. Unsec. Unsub. Nts., 3/15/17(2,4)                                       1,780,000               73,425
8.375% Sr. Nts., 7/1/12(2,4)                                                    925,000               38,156


                26 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
CONTAINERS & PACKAGING CONTINUED
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14                              $     3,140,000       $    2,716,100
                                                                                              --------------
                                                                                                   9,031,256
                                                                                              --------------
METALS & MINING--0.7%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(5)                        750,000              828,750
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15                             3,340,000            2,429,850
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13(5)               3,790,000            4,199,320
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(5)                      7,715,000            8,370,775
                                                                                              --------------
                                                                                                  15,828,695
                                                                                              --------------
PAPER & FOREST PRODUCTS--1.3%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18(5,8)                         2,255,000            2,305,738
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13(2,4)                                       2,020,000              267,650
7.75% Sr. Unsec. Bonds, 8/1/30(2,4)                                           1,890,000              250,425
8.375% Sr. Unsec. Sub. Nts., 4/1/15(2,4)                                      2,020,000              267,650
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30(2,4)                   1,010,000              131,300
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15(4,5,12)        3,195,000            2,723,738
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15(5)                       5,630,000            5,306,275
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts.,
   1/15/11(2,4)                                                               2,760,000              621,000
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13(2,4)                                           3,280,000              906,100
9% Sr. Unsec. Nts., 8/1/09(2,4)                                                 840,000              233,100
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16(5)                          3,611,000            2,951,993
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20(5)                          1,315,000            1,282,125
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                                6,300,000            5,733,000
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21(5)                         565,000              567,825
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14                                                  2,430,000            2,448,225
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16                                4,960,000            4,482,600
                                                                                              --------------
                                                                                                  30,478,744
                                                                                              --------------
TELECOMMUNICATION SERVICES--2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(5)                               2,490,000            2,309,475
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12              1,485,000            1,462,725
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17                                                      1,310,000            1,329,650
8.75% Sr. Unsec. Sub. Nts., 3/15/18                                           2,020,000            1,979,600
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15                              2,620,000            2,973,700
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17                                                2,755,000            2,965,069
11.50% Sr. Unsec. Nts., 2/4/17(12)                                            1,381,250            1,503,836
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20(5)                755,000              762,550
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14                4,780,000            4,517,100
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15                   5,595,000            5,734,875


                27 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20(5)              $     4,162,000       $    4,234,835
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18(5)                    1,295,000            1,346,800
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(2,4)                     250,000                   --
                                                                                              --------------
                                                                                                  31,120,215
                                                                                              --------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%

America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40                                        1,720,000            1,923,013
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                                      52,700,000  MXN       4,229,746
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14                 5,550,000            5,772,000
MetroPCS Wireless, Inc., 7.875% Sr. Unsec. Nts., 9/1/18                       5,365,000            5,552,775
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20(5)            1,650,000            1,897,500
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(2,4)                                   500,000                   --
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(5)                            4,190,000            4,814,310
                                                                                              --------------
                                                                                                  24,189,344
                                                                                              --------------
UTILITIES--2.6%
ELECTRIC UTILITIES--1.6%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts.,
   7/30/19(5)                                                                 1,350,000            1,599,750
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                            3,935,000            2,862,713
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19(5)         1,435,000            1,722,000
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20        2,817,000            2,809,366
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18                                            10,000,000  ZAR       1,545,896
10% Nts., Series ES23, 1/25/23                                               34,000,000  ZAR       5,396,019
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(5)                            4,550,000            5,156,065
Majapahit Holding BV:
7.25% Nts., 10/17/11(5)                                                         990,000            1,045,638
7.75% Nts., 10/17/16(5)                                                       2,250,000            2,643,750
8% Sr. Unsec. Nts., 8/7/19(5)                                                 1,150,000            1,397,250
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16                  109,600,000  PHP       2,523,185
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15                                    10,405,000            6,867,300
10.25% Sr. Unsec. Nts., Series B, 11/1/15                                     1,520,000            1,003,200
TGI International Ltd., 9.50% Nts., 10/3/17(5)                                1,442,000            1,643,880
                                                                                              --------------
                                                                                                  38,216,012
                                                                                              --------------
ENERGY TRADERS--1.0%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(5)                                     1,640,000            1,735,707
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16                         3,215,000            2,523,775
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20(5)                   3,100,000            3,092,690
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17(5)                      5,395,000            5,583,825
GenOn Escrow Corp.:
9.50% Sr. Unsec. Nts., 10/15/18(3,8)                                          1,505,000            1,456,088
9.875% Sr. Nts., 10/15/20(3,8)                                                1,500,000            1,443,750


                28 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
ENERGY TRADERS CONTINUED
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19(5)                                  $     1,280,000       $    1,555,200
7.39% Sr. Gtd. Unsec. Nts., 12/2/24(5)                                        1,270,000            1,568,450
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15(5)          1,150,000            1,305,678
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15                      3,645,000            3,672,338
                                                                                              --------------
                                                                                                  23,937,501
                                                                                              --------------
Total Corporate Bonds and Notes (Cost $712,690,329)                                              735,865,575
                                                                                              --------------

                                                                             SHARES
                                                                        ---------------
PREFERRED STOCKS--0.5%
Ally Financial, Inc., 7%, Non-Vtg.(5)                                             6,420            5,890,350
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(4,12)                        4,253                   --
Citigroup Capital XIII, 7.875%(4)                                                11,793              300,957
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B,
   Non-Vtg.(4)                                                                    5,000                   --
Greektown Holdings LLC, Preferred(4)                                             45,600            4,833,600
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(4,12)                             151                   --
                                                                                              --------------
Total Preferred Stocks (Cost $10,759,689)                                                         11,024,907
                                                                                              --------------
COMMON STOCKS--0.9%
American Media, Inc. (3,4)                                                        1,562                   --
Arco Capital Corp. Ltd. (3,4)                                                   690,638            2,071,914
Charter Communications, Inc., Cl. A (4)                                         110,986            3,607,045
Dana Holding Corp. (4)                                                          117,042            1,441,957
Global Aviation Holdings, Inc. (4)                                                    1                1,000
Greektown Superholdings, Inc. (4)                                                 3,450              305,325
Kaiser Aluminum Corp.                                                               229                9,799
MHP SA, GDR (4,5)                                                                56,610              857,642
Orbcomm, Inc. (4)                                                                   375                  851
Premier Holdings Ltd. (4)                                                        18,514                   --
Smurfit-Stone Container Corp. (4)                                               279,168            5,128,316
Solutia, Inc. (4)                                                               186,164            2,982,347
Sprint Nextel Corp. (4)                                                         633,225            2,931,832
Visteon Corp.(4)                                                                 98,473            2,726,717
                                                                                              --------------
Total Common Stocks (Cost $30,607,608)                                                            22,064,745
                                                                                              --------------

                                                                             UNITS
                                                                        ---------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price
   $0.01, 5/15/18(4,5)                                                            4,275              470,250
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11(4)                 266                    3
                                                                                              --------------
Total Rights, Warrants and Certificates (Cost $191,025)                                              470,253
                                                                                              --------------


                29 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT               VALUE
                                                                        ---------------       --------------
STRUCTURED SECURITIES--7.8%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30       10,440,000,000  IDR  $    1,405,540
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30       13,870,000,000  IDR       1,867,322
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%,
   9/17/25                                                               10,380,000,000  IDR       1,438,917
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24            9,240,000,000  IDR       1,205,538
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24           15,630,000,000  IDR       2,039,238
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%,
   8/19/30                                                                2,650,000,000  IDR         356,770
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%,
   9/17/25                                                                2,650,000,000  IDR         367,354
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%,
   12/15/10(1,3)                                                              1,765,000  GHS       1,240,207
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24                 12,730,000,000  IDR       1,660,876
Indonesia (Republic of) Credit Linked Nts., Series 03, 10.50%, 8/19/30    6,700,000,000  IDR         902,023
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25       6,920,000,000  IDR         959,278
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30    7,370,000,000  IDR         992,225
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25            2,100,000,000  IDR         291,110
Indonesia (Republic of) Total Return Linked Nts., Series 53, 10.50%,
   8/19/30                                                                2,100,000,000  IDR         282,724
Instituto Costarricense De Eletricidad Total Return Linked Nts.,
   10/25/11(1)                                                                1,960,000            1,960,000
Kenya (Republic of) Credit Linked Bonds, Series 5, 14%, 3/9/11                1,920,000  GHS       1,353,701
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15(1)                   19,540,000  UAH       2,010,779
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18(3)           3,255,000,000  COP       2,210,466
Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15(3,15)         2,199,000,000  COP       2,662,009
Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%,
   2/26/15(3,15)                                                            811,000,000  COP         981,760
Colombia (Republic of) Credit Linked Nts., Series 02, 13.376%,
   2/26/15(3,15)                                                          1,345,000,000  COP       1,628,195
Colombia (Republic of) Total Return Linked Bonds, Series B, 9.25%,
   5/15/14                                                                6,412,000,000  COP       3,940,435
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12(3)                49,300,000  DOP       1,395,123
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 3/30/114, (20)                               53,910,000  RUR             176
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12(1)                  105,151,500  RUR       3,025,042
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%,
   1/19/17                                                               14,609,000,000  VND         298,295
Credit Suisse First Boston, Inc., (Nassau Branch), Russian
   Specialized Construction & Installation Administration Total
   Return Linked Nts., 5/20/104, (20)                                        97,250,000  RUR             318


                30 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return
   Linked Nts., 9.25%, 6/27/12                                               74,550,000  RUR  $    2,257,525
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)                     44,460,000  RUR       1,625,694
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)                     41,550,000  RUR       1,519,289
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)                     30,880,000  RUR       1,129,137
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA
   de CV Credit Linked Nts., 9.09%, 1/5/11                                    1,600,253  MXN         121,591
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de
   CV Credit Linked Nts., 9.65%, 1/5/11                                       1,064,438  MXN          80,878
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25(3,11)               2,592,659            1,704,760
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25(3,11)               2,238,346            1,488,647
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25(3,11)               2,000,799            1,326,066
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25(3,11)               2,491,157            1,651,060
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25(3,11)               2,843,277            1,884,434
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25(3,11)               2,271,446            1,505,442
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25(3,11)               2,135,063            1,415,052
Coriolanus Ltd. Sec. Credit Linked Nts., 10.343%, 12/31/17(3,15)             17,990,000            8,297,819
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11(1,3)           655,000  BRR         720,828
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30              40,660,000,000  IDR       5,488,212
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21              11,690,000,000  IDR       1,798,374
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21   14,700,000,000  IDR       2,250,194
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25       6,740,000,000  IDR         934,326
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)                     45,990,000  RUR       1,681,789
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(1)                     38,600,000  RUR       1,411,547
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14(1,3)              14,850,000  MXN       1,184,238
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14(1,3)               2,970,000  MXN         236,848
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14(1,3)               4,950,000  MXN         394,746
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14(1,3)               2,475,000  MXN         197,373
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14(1,3)               3,465,000  MXN         276,322
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41%, 5/22/15(1,3)                1,417,014  MXN         113,002
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15(1,3)                2,479,100  MXN         197,700
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15(1,3)               37,378,810  MXN       2,980,837
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15(1,3)                2,724,116  MXN         217,239
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15(1,3)                1,979,122  MXN         157,828
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15(1,3)                1,263,966  MXN         100,797
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15(1,3)                  232,771  MXN          18,563
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%, 3/1/11           885,000              795,907
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11            885,000              688,388
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12          885,000              629,324
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12            885,000              569,630


                31 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT                VALUE
                                                                        ---------------       --------------
United Mexican States Credit Linked Nts., 9.52%, 1/5/11                       1,060,159  MXN  $       80,553
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.664%, 4/30/12(1,3)                                              4,100,000            3,547,320
Series 335, 2.114%, 4/30/12(1,3)                                              6,300,000            5,883,570
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts.,
   14.802%, 3/29/17(5,11)                                                    21,980,000  TRY       7,587,206
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit
   Linked Nts., 10.476%, 2/8/37(3,11)                                    63,720,800,000  COP       2,578,472
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.805%, 12/20/17(1,3)                                         6,250,000            5,375,000
Series 2008-01, 9.888%, 8/2/10(3,4,11,20)                                    14,337,604  BRR         847,376
Series 2008-2A, 6.74%, 9/17/13(1,3)                                          14,572,500           14,693,452
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20(3)                1,315,000,000  COP         916,511
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%,
   9/17/25(5)                                                             2,650,000,000  IDR         367,354
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%,
   8/19/30(5)                                                             6,700,000,000  IDR         902,023
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30(5)      2,100,000,000  IDR         282,724
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%,
   9/17/25(5)                                                             2,100,000,000  IDR         291,110
JPMorgan Chase & Co. London Branch, Indonesia (Republic of) Credit
   Linked Nts., 12.80%, 6/17/21                                          12,790,000,000  IDR       1,955,056
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13                225,000,000  INR       4,794,926
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%,
   8/19/30(5)                                                            24,100,000,000  IDR       3,244,589
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25(5)    15,710,000,000  IDR       2,177,783
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25(5)     7,420,000,000  IDR       1,028,590
Indonesia (Republic of) Credit Linked Nts., Series 5, 10.50%,
   8/19/30(5)                                                            29,550,000,000  IDR       3,978,324
Russian Federation Credit Linked Bonds, 10%, 9/30/11(1,5)                   130,790,000  RUR       4,532,702
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC
   Credit Linked Nts., 7.55%, 5/24/12(3)                                      2,889,489            2,145,734
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%,
   11/17/16(3)                                                            1,784,000,000  COP         994,219
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(5)                      4,885,000  PEN       1,451,132
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%,
   8/22/34                                                                   77,130,153  RUR       1,241,616
Morgan Stanley & Co. International Ltd./Red Arrow International
   Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/10/12            9,647,749  RUR         326,974
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%,
   1/5/22(5,11)                                                              28,914,000  BRR       2,434,518


                32 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT               VALUE
                                                                        ---------------       --------------
Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17(1,3)         $     1,690,000       $    1,402,700
Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%,
   10/15/17(1,3)                                                              6,800,000            5,644,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15(3)                  2,000,000            1,802,400
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12              5,950,855            5,936,573
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12              7,959,179            7,938,485
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, 14.802%, 11/24/10(3,11)              1,570,000  GHS       1,083,355
Ghana (Republic of) Credit Linked Bonds, 10.476%, 3/23/11(3,11)               1,200,000  GHS         799,906
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%,
   3/9/11(1,3,8)                                                                730,000  GHS         516,255
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11(3)           1,222,052  GHS         872,588
                                                                                              --------------
Total Structured Securities (Cost $198,575,248)                                                  185,181,923
                                                                                              --------------
EVENT-LINKED BONDS--1.5%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.289%, 5/22/12(1,5)             1,484,000            1,487,858
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 12.033%,
   2/24/12(1,5)                                                                 644,000              688,694
Blue Fin Ltd. Catastrophe Linked Nts., 9.25%, 5/28/13(1,5)                      334,000              335,837
Caelus Re II Ltd. Catastrophe Linked Nts., 6.50%, 5/24/13(1,5)                  449,000              456,292
East Lane Re II Ltd. Catastrophe Linked Nts., 15.033%, 4/7/11(1,5)            2,207,000            2,243,747
East Lane Re III Ltd. Catastrophe Linked Nts., 10.783%, 3/16/12(1,5)          2,651,000            2,809,530
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.354%, 8/10/11(1,5)             2,263,000            2,299,887
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.75%,
   2/3/14(1,5)                                                                  985,000              988,054
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13(1,5)                                                          1,505,000            1,509,967
5.40%, 12/24/12(1,5)                                                          1,287,000            1,292,405
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13(1,5)         1,532,000            1,549,005
Midori Ltd. Catastrophe Linked Nts., 3.276%, 10/24/12(1,5)                    2,604,000            2,593,324
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12(1,5)                                                           471,000              492,902
11.50%, 10/19/12(1,5)                                                         1,407,000            1,495,219
Muteki Ltd. Catastrophe Linked Nts., 4.776%, 5/24/11(1,5)                     1,650,000            1,648,680
Redwood Capital XI Ltd. Catastrophe Linked Nts., 6.25%, 1/10/11(1,5)          1,046,000            1,051,084
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts., Series
   CL2, 11.797%, 6/6/11(1,5)                                                  2,035,000            2,120,267
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.725%, 6/6/13(1,5)                                                             710,000              726,699
9.025%, 6/6/13(1,5)                                                             421,000              433,441
13.125%, 6/6/13(1,5)                                                            421,000              436,312
13.125%, 6/6/13(1,5)                                                            710,000              734,069


                33 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT               VALUE
                                                                        ---------------       --------------
Successor X Ltd. Catastrophe Linked Nts.:
12.941%, 12/9/10(5,11)                                                  $       537,000       $      518,420
23.131%, 12/9/10(5,11)                                                          738,000              693,794
16.75%, 4/4/13(1,5)                                                           1,394,000            1,247,072
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11(5,11)        3,304,000            5,984,370
                                                                                              --------------
Total Event-Linked Bonds (Cost $32,739,722)                                                       35,836,929
                                                                                              --------------

                                                    EXPIRATION    STRIKE
                                                       DATE        PRICE         CONTRACTS
                                                    ----------   --------       -----------
OPTIONS PURCHASED--0.3%
South Korean Won (KRW) Put(4)                        11/29/10      12.250 JPY   154,000,000            2,124
South Korean Won (KRW) Put(4)                        11/29/10      12.440 JPY   154,000,000            3,772
South Korean Won (KRW) Put(4)                        11/29/10      12.200 JPY   164,000,000            1,782
South Korean Won (KRW) Put(4)                        11/29/10      11.955 JPY   164,000,000              896
South Korean Won (KRW) Put(4)                        11/29/10      12.050 JPY   164,000,000            1,100
U.S. Treasury Long Bonds Futures, 20 yr.,
   12/21/10 Call(4)                                  11/26/10    $136.000             2,276        4,231,767
U.S. Treasury Nts. Futures, 10 yr., 12/21/10
   Call(4)                                           11/26/10    $126.000             1,188        1,652,033
U.S. Treasury Nts. Futures, 10 yr., 12/21/10
   Call(4)                                           11/26/10    $126.500             1,188        1,373,566
                                                                                              --------------
Total Options Purchased (Cost $7,893,191)                                                          7,267,040
                                                                                              --------------

                                                                             SHARES
                                                                        ---------------
INVESTMENT COMPANIES--15.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%
   (17,18)                                                                    1,986,350            1,986,350
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24% (18,19)            29,063,405           29,063,405
Oppenheimer Master Event-Linked Bond Fund, LLC(19)                            1,103,918           12,178,750
Oppenheimer Master Loan Fund, LLC(19)                                        29,466,809          328,374,479
                                                                                              --------------
Total Investment Companies (Cost $369,079,647)                                                   371,602,984
                                                                                              --------------
TOTAL INVESTMENTS, AT VALUE (COST $2,343,751,822)                                 100.4%       2,376,802,709
Liabilities in Excess of Other Assets                                              (0.4)         (10,118,703)
                                                                        ---------------       --------------
Net Assets                                                                        100.0%      $2,366,684,006
                                                                        ===============       ==============

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real


                34 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

CAD   Canadian Dollar
COP   Colombian Peso
DKK   Danish Krone
DOP   Dominican Republic Peso
EGP   Egyptian Pound
EUR   Euro
GBP   British Pound Sterling
GHS   Ghana Cedi
HUF   Hungarian Forint
IDR   Indonesia Rupiah
ILS   Israeli Shekel
INR   Indian Rupee
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Nuevo Peso
MYR   Malaysian Ringgit
NOK   Norwegian Krone
NZD   New Zealand Dollar
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
TRY   New Turkish Lira
UAH   Ukraine Hryvnia
VND   Vietnam Dong
ZAR   South African Rand

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.)  Issue is in default. See accompanying Notes.

(3.) Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $128,638,603, which represents 5.44% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                UNREALIZED
                                                               ACQUISITION                                     APPRECIATION
SECURITY                                                           DATE             COST          VALUE       (DEPRECIATION)
--------                                                    -----------------   ------------   ------------   --------------
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15             9/30/10   $  1,744,335   $  1,820,150    $     75,815
American Media, Inc.                                                   2/2/09         34,604             --         (34,604)
American Media Operations, Inc., 9% Sr. Unsec. Nts.,
   5/1/13                                                     1/29/09-4/30/10            308            328              20
Arco Capital Corp. Ltd.                                               2/27/07     10,359,570      2,071,914      (8,287,656)
Ashtead Capital, Inc., 9% Nts., 8/15/16                       8/01/06-4/20/10      1,065,640      1,102,400          36,760
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20                   9/15/10        793,496        839,000          45,504
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20                    9/9/10      1,197,156      1,218,000          20,844
Banco do Brasil SA, 5.375% Unsec. Sub. Nts., 1/15/21                  9/28/10      1,400,356      1,411,763          11,407
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts.,  10/12/15             9/30/10      1,311,188      1,295,000         (16,188)
Chaparral Energy, Inc., 9.875% Sr. Nts., 10/1/20              9/13/10-9/16/10      2,682,853      2,769,300          86,447
Citigroup Funding, Inc., Ghana (Republic of) Credit
   Linked Bonds, Series 1, 13.95%, 12/15/10                           2/11/10      1,231,088      1,240,207           9,119
Citigroup Global Markets Holdings, Inc., Colombia
   (Republic of) Credit Linked Bonds, 11.25%, 10/25/18                12/9/08      1,372,267      2,210,466         838,199
Citigroup Global Markets Holdings, Inc., Colombia
   (Republic of) Credit Linked Nts., 13.756%, 2/26/15                 7/18/08      1,943,253      2,662,009         718,756
Citigroup Global Markets Holdings, Inc., Colombia
   (Republic of) Credit Linked Nts., Series 01, 13.376%,
   2/26/15                                                            7/31/08        725,133        981,760         256,627
Citigroup Global Markets Holdings, Inc., Colombia
   (Republic of) Credit Linked Nts., Series 02, 13.376%
   2/26/15                                                             8/8/08      1,212,523      1,628,195         415,672


                35 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Citigroup Global Markets Holdings, Inc., Dominican
   Republic Unsec. Credit Linked Nts., 15%, 3/12/12                    3/7/07      1,479,820      1,395,123         (84,697)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through
   Certificates, Series 2007-RS1, Cl. A2, 0.756%, 1/27/37             5/29/08      1,053,372        399,553        (653,819)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
   Bonds, 3.064%, 4/30/25                                             7/16/10      1,666,260      1,704,760          38,500
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Bonds, 3.103%, 4/30/25                                      5/18/10      1,432,778      1,488,647          55,869
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Bonds, 3.241%, 4/30/25                                      9/25/09      1,793,991      1,884,434          90,443
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Bonds, 3.269%, 4/30/25                                      8/18/09      1,429,568      1,505,442          75,874
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Bonds, 3.342%, 4/30/25                                      4/16/09      1,334,018      1,415,052          81,034
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Bonds, 3.138%, 4/30/25                                      3/30/10      1,275,730      1,326,066          50,336
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Bonds, 3.191%, 4/30/25                                     12/17/09      1,579,863      1,651,060          71,197
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Nts., 10.343%, 12/31/17                                     9/19/07      7,581,393      8,297,819         716,426
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit
   Linked Nts., Series 113, 9%, 4/26/11                               12/8/08        652,285        720,828          68,543
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 1A, 7.899%, 9/24/14                                     12/28/07      1,364,764      1,184,238        (180,526)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 1B, 7.899%, 9/24/14                                      6/13/08        286,334        236,848         (49,486)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 1C, 7.899%, 9/24/14                                      8/13/08        487,085        394,746         (92,339)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 1D, 7.899%, 9/24/14                                       8/7/09        189,935        197,373           7,438
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 1E, 7.899%, 9/24/14                                      9/10/09        259,017        276,322          17,305
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2A, 8.41%, 5/22/15                                       5/22/08        136,622        113,002         (23,620)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2B, 8.41%, 5/22/15                                       6/13/08        239,007        197,700         (41,307)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2C, 8.41%, 5/22/15                                       6/19/08      3,626,317      2,980,837        (645,480)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2D, 8.41%, 5/22/15                                        7/9/08        264,086        217,239         (46,847)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2E, 8.41%, 5/22/15                                       7/16/08        192,185        157,828         (34,357)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2F, 8.41%, 5/22/15                                       8/11/08        124,426        100,797         (23,629)
Deutsche Bank AG, Opic Reforma I Credit Linked
   Nts., Cl. 2G, 8.41%, 5/22/15                                       8/25/08         22,959         18,563          (4,396)
Eirles Two Ltd. Sec. Nts., Series 324, 3.664%, 4/30/12                4/17/07      4,104,257      3,547,320        (556,937)
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12                9/17/07      6,217,529      5,883,570        (333,959)
Embarcadero Aircraft Securitization Trust, Airplane
   Receivable Nts., Series 2000-A, Cl. B, 8/15/25                     8/17/00      1,820,063             --      (1,820,063)
GE Equipment Midticket LLC., Asset-Backed
   Certificates, Series 2010-1, Cl. A2, 0.61%, 1/14/13                9/22/10        844,981        845,000              19
GenOn Escrow Corp., 9.50% Sr. Unsec. Nts., 10/15/18                   9/20/10      1,484,276      1,456,088         (28,188)
GenOn Escrow Corp., 9.875% Sr. Nts., 10/15/20                 9/20/10-9/23/10      1,460,196      1,443,750         (16,446)
Goldman Sachs Capital Markets LP, Colombia
   (Republic of) Credit Linked Nts., 10.479%, 2/8/37                  1/18/07      5,004,561      2,578,472      (2,426,089)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.805%,
   12/20/17                                                 12/31/07-10/23/09      6,250,000      5,375,000        (875,000)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%,
   8/2/10                                                             4/18/08      7,188,001        847,376      (6,340,625)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.74%,
   9/17/13                                                           10/23/08     14,714,197     14,693,452         (20,745)


                36 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec.
   Sub. Term Nts., Series 2007-1A, Cl. B, 2.294%, 8/15/22             11/6/07      6,941,510      4,013,700      (2,927,810)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec.
   Sub. Term Nts., Series 2007-1A, Cl. C, 3.594%, 8/15/22              6/8/07      5,270,000      2,476,900      (2,793,100)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec.
   Sub. Term Nts., Series 2007-1A, Cl. D, 5.594%, 8/15/22              6/8/07      5,270,000      2,371,500      (2,898,500)
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18                       7/20/10        965,000      1,004,208          39,208
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Commercial Mtg. Pass-Through Certificates, Series
   2007-LDPX, Cl. A2S2, 5.187%, 1/1/49                                7/14/10      1,372,625      1,383,467          10,842
JPMorgan Chase & Co., Colombia (Republic of)
   Credit Linked Nts., 11%, 7/28/20                                   8/24/10        920,516        916,511          (4,005)
JPMorgan Hipotecaria su Casita, 7.555% Sec. Nts., 8/26/35             3/21/07        526,714        419,904        (106,810)
Kazakhstan Temir Zholy Finance BV, 6.375% Sr.
   Unsec. Nts., 10/6/20                                               9/29/10        785,000        814,928          29,928
Lehman Brothers Treasury Co. BV, Microvest Capital
   Management LLC Credit Linked Nts., 7.55%, 5/24/12                  6/20/07      2,905,689      2,145,734        (759,955)
Lukoil International Finance BV, 7.25% Sr.
   Unsec. Unsub. Nts., 11/5/19                                        8/20/10        652,992        651,525          (1,467)
Merrill Lynch, Colombia (Republic of) Credit
   Linked Nts., 10%, 11/17/16                                        10/20/06        762,393        994,219         231,826
Morgan Stanley Capital Services, Inc., Ukraine
   (Republic of) Credit Linked Nts., 2.256%, 10/15/17                 11/2/07      1,690,000      1,402,700        (287,300)
Morgan Stanley Capital Services, Inc., Ukraine (Republic
   of) Credit Linked Nts., Series 2, 3.126%, 10/15/17                  2/4/08      6,800,000      5,644,000      (1,156,000)
Morgan Stanley Capital Services, Inc., United
   Mexican States Credit Linked Nts., 5.64%, 11/20/15                 11/3/05      2,000,000      1,802,400        (197,600)
NC Finance Trust, Collateralized Mtg. Obligation Pass-
   Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29      2/24/99-3/4/99         66,025          2,837         (63,188)
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14                 4/2/09        425,310        507,400          82,090
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18        9/21/10-9/22/10      3,080,141      3,147,738          67,597
Real Time Data Co., 11% Nts., 5/31/09                         6/30/99-5/31/01        110,538              -        (110,538)
Salisbury International Investments Ltd., 4.671%
   Sec. Nts., Series 2006-003, Tranche E, 7/20/11                     7/12/06      1,100,000      1,033,230         (66,770)
Sinclair Television Group, Inc., 8.375% Sr. Nts.,
   10/15/18                                                   9/21/10-9/22/10      1,492,365      1,516,288          23,923
Southern States Cooperative, Inc., 11.25% Sr. Nts.,
   5/15/15                                                    4/28/10-9/23/10      2,702,621      2,705,100           2,479
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec.
   Nts., 6.25%, 10/4/20                                       9/27/10-9/28/10      1,333,900      1,341,638           7,738
Standard Bank Group Ltd., Ghana (Republic of)
   Credit Linked Bonds, 12.684%, 11/24/10                             5/27/10      1,078,166      1,083,355           5,189
Standard Bank Group Ltd., Ghana (Republic of)
   Credit Linked Bonds, 10.915%, 3/23/11                              9/22/10        798,568        799,906           1,338
Standard Charter Bank, Kenya (Republic of)
   Credit Linked Bonds, 14%, 3/9/11                                   9/23/10        517,862        516,255          (1,607)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%,
   12/28/11                                                          12/22/06      1,336,812        872,588        (464,224)
UHS Escrow Corp., 7% Sr. Nts., 10/1/18                                9/15/10        300,000        309,000           9,000
Wallace Theatre Holdings, Inc., 12.50% Sr. Sec. Nts.,
   6/15/13                                                    1/14/10-9/30/10      2,251,438      2,221,050         (30,388)
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18                           9/30/10        740,000        755,725          15,725
                                                                                ------------   ------------    ------------
                                                                                $158,829,831   $128,638,603    $(30,191,228)
                                                                                ============   ============    ============

(4.)  Non-income producing security.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $484,017,489 or 20.45% of the Fund's net assets as of September 30, 2010.

(6.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,442,278 or 0.53% of the Fund's net assets as of September 30, 2010.


                37 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

(7.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(8.) When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See accompanying Notes.

(9.) All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $1,652,858. See accompanying Notes.

(10.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $19,541,357. See accompanying Notes.

(11.) Zero coupon bond reflects effective yield on the date of purchase.

(12.) Interest or dividend is paid-in-kind, when applicable.

(13.) This Senior Loan will settle after September 30, 2010, at which time the interest rate will be determined.

(14.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(15.) Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(16.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(17.) Interest rate is less than 0.0005%.

(18.) Rate shown is the 7-day yield as of September 30, 2010.

(19.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES            GROSS           GROSS             SHARES
                                                     DECEMBER 31, 2009     ADDITIONS       REDUCTIONS    SEPTEMBER 30, 2010
                                                     -----------------   -------------   -------------   ------------------
OFI Liquid Assets Fund, LLC                             37,599,500          37,255,066      74,854,566               --
Oppenheimer Institutional Money Market Fund, Cl. E      76,771,099       2,639,849,825   2,687,557,519       29,063,405
Oppenheimer Master Event-Linked Bond Fund, LLC           1,404,749                  --         300,831        1,103,918
Oppenheimer Master Loan Fund, LLC                       33,609,439          19,048,496      23,191,126       29,466,809

                                                                                      REALIZED
                                                         VALUE         INCOME           GAIN
                                                     ------------   -----------     -----------
OFI Liquid Assets Fund, LLC                          $         --   $    36,907(a)  $        --
Oppenheimer Institutional Money Market Fund, Cl. E     29,063,405       265,442              --
Oppenheimer Master Event-Linked Bond Fund, LLC         12,178,750       891,301(b)      274,533(b)
Oppenheimer Master Loan Fund, LLC                     328,374,479    25,862,213(c)   10,844,909(c)
                                                     ------------   -----------     -----------
                                                     $369,616,634   $27,055,863     $11,119,442
                                                     ============   ===========     ===========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(b.) Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

(c.) Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

(20.) The reference asset underlying the structured security is in default. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).


                38 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                            LEVEL 3--
                                        LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                        UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                      -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities               $         --     $   24,189,133      $ 8,862,100   $   33,051,233
Mortgage-Backed Obligations                     --        328,750,292               --      328,750,292
U.S. Government Obligations                     --         78,537,218               --       78,537,218
Foreign Government Obligations                  --        557,619,233          308,526      557,927,759
Loan Participations                             --          9,221,851               --        9,221,851
Corporate Bonds and Notes                       --        735,865,155              420      735,865,575
Preferred Stocks                                --          6,191,307        4,833,600       11,024,907
Common Stocks                           16,959,789          2,071,914        3,033,042       22,064,745
Rights, Warrants and Certificates               --            470,250                3          470,253
Structured Securities                           --        183,035,695        2,146,228      185,181,923
Event-Linked Bonds                              --         35,836,929               --       35,836,929
Options Purchased                        7,257,366              9,674               --        7,267,040
Investment Companies                   371,602,984                 --               --      371,602,984
                                      ------------     --------------      -----------   --------------
Total Investments, at Value            395,820,139      1,961,798,651       19,183,919    2,376,802,709
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                     --          7,907,642               --        7,907,642
Depreciated swaps, at value                     --            313,921               --          313,921
Futures margins                            411,834                 --               --          411,834
Unfunded purchase agreements                    --             25,189               --           25,189
Foreign currency exchange contracts             --          8,627,746               --        8,627,746
                                      ------------     --------------      -----------   --------------
Total Assets                          $396,231,973     $1,978,673,149      $19,183,919   $2,394,089,041
                                      ------------     --------------      -----------   --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value           $         --     $     (352,598)     $        --   $     (352,598)
Depreciated swaps, at value                     --         (4,409,592)              --       (4,409,592)
Appreciated options written, at
   value                                        --            (16,600)              --          (16,600)
Futures margins                           (426,590)                --               --         (426,590)
Foreign currency exchange contracts             --         (7,920,308)              --       (7,920,308)
                                      ------------     --------------      -----------   --------------
Total Liabilities                     $   (426,590)    $  (12,699,098)     $        --   $  (13,125,688)
                                      ------------     --------------      -----------   --------------

Currency contracts, forwards and unfunded purchase agreements, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS             VALUE       PERCENT
------------------------   --------------   -------
United States              $1,349,337,401    56.8%
Brazil                        119,362,206     5.0
Mexico                         75,530,445     3.2
Japan                          69,939,224     2.9
Indonesia                      66,252,867     2.8
Russia                         66,230,608     2.8
Turkey                         58,914,379     2.5
South Africa                   49,753,272     2.1
Ukraine                        41,036,244     1.7
Colombia                       39,364,472     1.7
Kazakhstan                     35,207,448     1.5
Poland                         33,797,335     1.4
Supranational                  30,977,214     1.3


                39 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Korea, Republic of South       28,896,952     1.2
Israel                         23,382,721     1.0
Egypt                          20,977,470     0.9
Peru                           20,963,300     0.9
Argentina                      19,971,090     0.8
India                          19,471,497     0.8
Venezuela                      19,442,226     0.8
Canada                         18,773,824     0.8
Philippines                    18,550,878     0.8
United Kingdom                 14,715,671     0.6
Italy                          11,495,679     0.5
Greece                         10,817,478     0.5
Uruguay                         9,848,250     0.4
Spain                           9,632,075     0.4
Ghana                           8,712,262     0.4
Panama                          8,332,052     0.4
The Netherlands                 8,175,732     0.3
Germany                         7,912,431     0.3
Hungary                         6,971,623     0.3
Bermuda                         5,938,769     0.3
Australia                       5,807,324     0.2
Dominican Republic              5,805,277     0.2
Ireland                         5,058,594     0.2
New Zealand                     4,697,932     0.2
Malaysia                        3,604,472     0.2
Trinidad & Tobago               2,927,400     0.1
France                          2,610,960     0.1
Chile                           2,574,715     0.1
Austria                         2,029,101     0.1
Costa Rica                      1,960,000     0.1
Qatar                           1,762,475     0.1
Belgium                         1,574,927     0.1
Luxembourg                      1,503,836     0.1
Sri Lanka                       1,341,638     0.1
Denmark                         1,087,056      --
Portugal                        1,023,478      --
Belize                            726,250      --
Sweden                            726,008      --
Finland                           621,523      --
Norway                            376,353      --
Vietnam                           298,295      --
                           --------------   -----
Total                      $2,376,802,709   100.0%
                           ==============   =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                         CONTRACT AMOUNT          EXPIRATION                   UNREALIZED    UNREALIZED
DESCRIPTION                         BUY/SELL      (000'S)                DATES           VALUE     APPRECIATION  DEPRECIATION
--------------------------------    --------  ---------------      -----------------  -----------  ------------  ------------
BANC OF AMERICA:
Argentine Peso (ARP)                     Buy           24,885 ARP   11/15/10-3/29/11  $ 6,152,188   $       --    $    9,027
Chilean Peso (CLP)                       Buy        1,256,000 CLP            10/4/10    2,596,526       84,526            --
Chinese Renminbi (Yuan) (CNY)            Buy           52,800 CNY             6/7/11    7,943,140      134,016            --
Euro (EUR)                              Sell            5,645 EUR            10/6/10    7,695,223           --       563,721
Hong Kong Dollar (HKD)                  Sell           36,300 HKD            11/3/10    4,679,270           --         9,259
New Taiwan Dollar (TWD)                 Sell          150,000 TWD           11/15/10    4,804,300           --        78,402
New Zealand Dollar (NZD)                 Buy              200 NZD           10/18/10      146,524        4,433            --


                40 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

New Zealand Dollar (NZD)                Sell              200 NZD           10/18/10      146,524           --            62
South Korean Won (KRW)                   Buy        9,178,000 KRW           11/29/10    8,027,990      100,887            --
                                                                                                    ----------    ----------
                                                                                                       323,862       660,471
                                                                                                    ----------    ----------
BANK PARIBAS ASIA - FGN:
Euro (EUR)                               Buy               60 EUR           11/10/10       81,769        5,893            --
Euro (EUR)                              Sell              302 EUR            10/4/10      412,010           --           671
Polish Zloty (PLZ)                       Buy           34,275 PLZ            11/2/10   11,761,245      864,033            --
South African Rand (ZAR)                 Buy           35,700 ZAR           11/15/10    5,083,112      131,381            --
                                                                                                    ----------    ----------
                                                                                                     1,001,307           671
                                                                                                    ----------    ----------
BARCLAY'S CAPITAL:
Euro (EUR)                               Buy            1,890 EUR  10/18/10-11/10/10    2,575,773      254,395            --
Hungarian Forint (HUF)                   Buy        1,971,000 HUF           11/10/10    9,673,991      912,044            --
Japanese Yen (JPY)                       Buy        1,113,000 JPY            11/2/10   13,336,494      299,853            --
Japanese Yen (JPY)                      Sell        1,338,000 JPY  10/29/10-12/21/10   16,040,520           --       354,968
Polish Zloty (PLZ)                       Buy              650 PLZ           10/18/10      223,303        6,885            --
                                                                                                    ----------    ----------
                                                                                                     1,473,177       354,968
                                                                                                    ----------    ----------
CITIGROUP:
Chilean Peso (CLP)                      Sell        1,256,000 CLP            10/4/10    2,596,526           --       169,473
Chinese Renminbi (Yuan) (CNY)           Sell           32,100 CNY            11/2/10    4,798,099           --        81,334
Euro (EUR)                               Buy           11,280 EUR           12/21/10   15,367,485      658,365            --
Euro (EUR)                              Sell           12,615 EUR  10/29/10-11/10/10   17,193,577           --       355,389
Indonesia Rupiah (IDR)                   Buy       38,456,000 IDR           11/22/10    4,268,462       12,126            --
Japanese Yen (JPY)                      Sell          235,091 JPY            10/6/10    2,816,283           --           115
Mexican Nuevo Peso (MXN)                 Buy           90,215 MXN           11/16/10    7,129,726      156,855            --
Singapore Dollar (SGD)                   Buy              560 SGD           11/10/10      425,787       23,488            --
Swedish Krona (SEK)                      Buy            3,200 SEK           10/18/10      474,526       15,628            --
Swedish Krona (SEK)                     Sell            2,000 SEK           10/18/10      296,579           --        26,311
                                                                                                    ----------    ----------
                                                                                                       866,462       632,622
                                                                                                    ----------    ----------
CITIGROUP EM:
Colombian Peso (COP)                    Sell        5,666,000 COP           11/23/10    3,144,579           --         6,911
Ghanaian Cedi (GHS)                      Buy            1,960 GHS            10/5/10    1,375,493           --            --
Ghanaian Cedi (GHS)                     Sell            2,104 GHS            10/5/10    1,476,240           --            --
                                                                                                    ----------    ----------
                                                                                                            --         6,911
                                                                                                    ----------    ----------
CREDIT SUISSE:
British Pound Sterling (GBP)            Sell            1,390 GBP           12/21/10    2,182,273       20,050            --
Euro (EUR)                               Buy              160 EUR           10/18/10      218,092       13,244            --
Euro (EUR)                              Sell           40,415 EUR   10/7/10-11/10/10   55,085,199           --     3,238,152
Hungarian Forint (HUF)                   Buy        1,826,000 HUF           11/10/10    8,962,307      515,150            --
Japanese Yen (JPY)                      Sell          424,000 JPY           11/15/10    5,081,301           --        19,823
Mexican Nuevo Peso (MXN)                 Buy            5,561 MXN            10/4/10      441,117           --         5,064
New Turkish Lira (TRY)                   Buy           23,380 TRY   10/13/10-11/1/10   16,109,400      753,929            --
Norwegian Krone (NOK)                    Buy              900 NOK           10/18/10      152,882           --            65
Norwegian Krone (NOK)                   Sell            1,400 NOK           10/18/10      237,816           65         5,441
Russian Ruble (RUR)                      Buy          140,660 RUR            10/7/10    4,596,208       97,777         7,949
Swiss Franc (CHF)                        Buy              380 CHF           10/18/10      386,776        5,269            --
Swiss Franc (CHF)                       Sell              930 CHF           10/18/10      946,582           --        31,350
                                                                                                    ----------    ----------
                                                                                                     1,405,484     3,307,844
                                                                                                    ----------    ----------
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)                 Sell              646 AUD           10/29/10      622,135           --         2,556


                41 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

British Pound Sterling (GBP)             Buy              160 GBP           10/18/10      251,310        2,758            --
British Pound Sterling (GBP)            Sell            1,535 GBP           10/29/10    2,410,810        7,244            --
Canadian Dollar (CAD)                    Buy              460 CAD           10/18/10      446,900        4,008           439
Canadian Dollar (CAD)                   Sell            3,035 CAD  10/18/10-10/29/10    2,947,980          365        16,196
Japanese Yen (JPY)                      Sell        1,359,600 JPY  10/18/10-11/10/10   16,292,696           --     1,086,490
Kazakhstan Tenge (KZT)                   Buy          186,200 KZT            2/28/11    1,260,021           --        10,969
Russian Ruble (RUR)                      Buy            1,600 RUR            10/7/10       52,282           --           445
Swiss Franc (CHF)                       Sell              596 CHF           10/29/10      606,690           --         1,141
                                                                                                    ----------    ----------
                                                                                                        14,375     1,118,236
                                                                                                    ----------    ----------
DEUTSCHE BANK EM:
Kazakhstan Tenge (KZT)                  Sell          186,200 KZT            2/28/11    1,260,021           --         6,149
Philippines Peso (PHP)                   Buy          144,000 PHP           10/13/10    3,276,733       19,183            --
Russian Ruble (RUR)                     Sell          224,300 RUR            10/7/10    7,329,230           --       309,985
                                                                                                    ----------    ----------
                                                                                                        19,183       316,134
                                                                                                    ----------    ----------
GOLDMAN SACHS EM:
Brazilian Real (BRR)                     Buy           21,275 BRR            11/3/10   12,482,481      106,819            --
Brazilian Real (BRR)                    Sell           14,590 BRR            11/3/10    8,560,254           --        73,255
Mexican Nuevo Peso (MXN)                 Buy          162,780 MXN           10/15/10   12,902,272      218,577            --
Mexican Nuevo Peso (MXN)                Sell           41,400 MXN             2/2/11    3,246,092           --        37,784
                                                                                                    ----------    ----------
                                                                                                       325,396       111,039
                                                                                                    ----------    ----------
HSBC EM
Israeli Shekel (ILS)                    Sell           20,200 ILS           10/29/10    5,542,484           --       272,598
                                                                                                    ----------    ----------
JP MORGAN CHASE:
Euro (EUR)                              Sell              685 EUR           11/10/10      933,531           --        91,734
Japanese Yen (JPY)                       Buy        1,315,600 JPY           11/10/10   15,765,540    1,399,174            --
Japanese Yen (JPY)                      Sell        1,113,000 JPY            11/2/10   13,336,494           --       553,675
Malaysian Ringgit (MYR)                  Buy           25,260 MYR           11/22/10    8,152,614       42,944            --
Mexican Nuevo Peso (MXN)                 Buy           15,235 MXN   10/5/10-10/18/10    1,207,879       24,016         1,674
Russian Ruble (RUR)                      Buy          210,970 RUR            11/8/10    6,878,436      239,984            --
South Korean Won (KRW)                  Sell        2,080,000 KRW           11/16/10    1,820,478           --        76,463
                                                                                                    ----------    ----------
                                                                                                     1,706,118       723,546
                                                                                                    ----------    ----------
JP MORGAN EM:
Argentine Peso (ARP)                     Buy            6,735 ARP            3/29/11    1,620,256           --         4,593
Chinese Renminbi (Yuan) (CNY)            Buy           51,890 CNY     6/7/11-6/20/11    7,806,481      140,803            --
Indian Rupee (INR)                       Buy          937,400 INR            11/3/10   20,729,262      969,566            --
Malaysian Ringgit (MYR)                  Buy           24,210 MYR           11/30/10    7,809,422      164,240            --
Malaysian Ringgit (MYR)                 Sell            1,350 MYR           11/10/10      436,073           --        15,774
Philippines Peso (PHP)                   Buy          144,000 PHP           10/13/10    3,276,733       18,815            --
Russian Ruble (RUR)                      Buy           85,400 RUR            10/7/10    2,790,532       31,243            --
Russian Ruble (RUR)                     Sell          210,970 RUR            11/8/10    6,878,436           --        63,059
South Korean Won (KRW)                   Buy        2,080,000 KRW           11/16/10    1,820,478       35,224            --
                                                                                                    ----------    ----------
                                                                                                     1,359,891        83,426
                                                                                                    ----------    ----------
MORGAN STANLEY & CO., INC.
Kazakhstan Tenge (KZT)                   Buy          186,000 KZT            2/28/11    1,258,667           --        12,259
                                                                                                    ----------    ----------
MORGAN STANLEY EM
Kazakhstan Tenge (KZT)                  Sell          186,000 KZT            2/28/11    1,258,667        1,069            --
                                                                                                    ----------    ----------
NOMURA SECURITIES:
British Pound Sterling (GBP)             Buy              140 GBP           10/18/10      219,896        1,905           653
British Pound Sterling (GBP)            Sell              310 GBP           10/18/10      486,913          980         3,513


                42 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Japanese Yen (JPY)                       Buy           31,000 JPY           10/18/10      371,405        6,195            --
Japanese Yen (JPY)                      Sell           43,000 JPY           10/18/10      515,175           --         6,914
                                                                                                    ----------    ----------
                                                                                                         9,080        11,080
                                                                                                    ----------    ----------
RBS GREENWICH CAPITAL:
Polish Zloty (PLZ)                      Sell            5,880 PLZ            11/2/10    2,017,684           --        96,649
Swiss Franc (CHF)                        Buy              595 CHF           11/10/10      605,748       41,874            --
Swiss Franc (CHF)                       Sell            4,780 CHF           11/15/10    4,866,603           --       143,283
                                                                                                    ----------    ----------
                                                                                                        41,874       239,932
                                                                                                    ----------    ----------
SANTANDER EM
Peruvian New Sol (PEN)                  Sell            4,070 PEN           12/10/10    1,460,007           --         4,356
                                                                                                    ----------    ----------
STANDARD CHARTERED BANK EM
Ghanaian Cedi (GHS)                      Buy              745 GHS            10/1/10      522,865          367            --
                                                                                                    ----------    ----------
STANDARD NEW YORK SECURITIES, INC.
South African Rand (ZAR)                Sell            8,820 ZAR            11/1/10    1,258,770           --        64,215
                                                                                                    ----------    ----------
STATE STREET
Australian Dollar (AUD)                  Buy            1,650 AUD           10/18/10    1,591,229       80,101            --
                                                                                                    ----------    ----------
Total unrealized appreciation and depreciation                                                      $8,627,746    $7,920,308
                                                                                                    ===========   ==========

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                                           UNREALIZED
                                                    NUMBER OF  EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION                      BUY/SELL  CONTRACTS     DATE         VALUE     (DEPRECIATION)
----------------------------------------  --------  ---------  ----------  ------------  --------------
DAX Index                                      Buy         20    12/17/10  $  4,254,028   $    (4,483)
Euro-Bundesobligation                          Buy         58     12/8/10    10,391,990        12,294
Euro-Bundesobligation, 10 yr.                 Sell         17     12/8/10     3,045,928       (28,731)
FTSE 100 Index                                 Buy         10    12/17/10       868,626          (185)
FTSE 100 Index                                Sell         72    12/17/10     6,254,108         1,275
Japan (Government of) Bonds, 10 yr.            Buy          3     12/9/10     5,154,049        66,226
Japan (Government of) Mini Bonds, 10 yr.       Buy         34     12/8/10     5,840,441        73,353
NASDAQ 100 E-Mini Index                        Buy        213    12/17/10     8,500,830       581,099
NIKKEI 225 Index                               Buy         14     12/9/10       787,374        (8,812)
NIKKEI 225 Index                              Sell         64     12/9/10     7,175,851      (237,213)
Standard & Poor's 500 E-Mini Index            Sell        527    12/17/10    29,952,045    (1,330,043)
U.S. Treasury Long Bonds, 20 yr.               Buy        839    12/21/10   112,190,031       205,214
U.S. Treasury Nts., 2 yr.                      Buy        491    12/31/10   107,766,829        80,113
U.S. Treasury Nts., 2 yr.                     Sell         28    12/31/10     6,145,563       (14,271)
U.S. Treasury Nts., 5 yr.                     Sell         30    12/31/10     3,626,016       (27,869)
U.S. Treasury Nts., 10 yr.                     Buy      2,850    12/21/10   359,233,594     3,104,634
U.S. Treasury Nts., 10 yr.                    Sell        298    12/21/10    37,561,969      (126,730)
U.S. Ultra Treasury Bonds                      Buy          3    12/21/10       423,844          (496)
United Kingdom Long Gilt                       Buy          7    12/29/10     1,367,055          (615)
                                                                                          -----------
                                                                                          $ 2,344,760
                                                                                          ============

WRITTEN OPTIONS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                                        UNREALIZED
                               NUMBER OF   EXERCISE  EXPIRATION  PREMIUMS              APPRECIATION/
DESCRIPTION             TYPE   CONTRACTS    PRICE      DATE      RECEIVED    VALUE    (DEPRECIATION)
----------------------  ----  -----------  --------  ----------  --------  --------   --------------
South Korean Won (KRW)  Call  154,000,000   $17.09    11/29/10   $ 46,736  $ (1,897)     $ 44,839
South Korean Won (KRW)  Call  164,000,000    16.15    11/29/10     36,066    (4,275)       31,791


                43 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

South Korean Won (KRW)  Call  164,000,000    16.32    11/29/10     43,189    (4,035)       39,154
South Korean Won (KRW)  Call  154,000,000    17.45    11/29/10     46,567    (1,431)       45,136
South Korean Won (KRW)  Call  164,000,000    16.00    11/29/10     36,066    (4,962)       31,104
                                                                 --------  --------      --------
                                                                 $208,624  $(16,600)     $192,024
                                                                 ========  ========      ========

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                           PAY/                  UPFRONT
                                    BUY/SELL   NOTIONAL  RECEIVE                 PAYMENT                  UNREALIZED
REFERENCE ENTITY/                    CREDIT     AMOUNT    FIXED   TERMINATION   RECEIVED/                APPRECIATION
SWAP COUNTERPARTY                  PROTECTION   (000'S)    RATE       DATE       (PAID)       VALUE     (DEPRECIATION)
---------------------------------  ----------  --------  -------  -----------  ----------   ---------   --------------
AMERICAN GENERAL FINANCE:
Citibank NA, New York                   Sell   $ 2,025     5.00%      9/20/15  $ (109,654)  $ 200,108     $   90,454
Goldman Sachs International             Sell     2,575     5.00       9/20/15    (145,275)    254,459        109,184
                                               -------                         ----------   ---------     ----------
Total                                            4,600                           (254,929)    454,567        199,638
                                               -------                         ----------   ---------     ----------
BAXTER INTERNATIONAL, INC.
Goldman Sachs International              Buy     4,710     1.00       9/20/15     155,254    (156,554)        (1,300)
                                               -------                         ----------   ---------     ----------
Total                                            4,710                            155,254    (156,554)        (1,300)
                                               -------                         ----------   ---------     ----------
BOLIVARIAN REPUBLIC OF VENEZUELA
Credit Suisse International              Buy       850     5.00       9/20/15    (222,771)    190,034        (32,737)
                                               -------                         ----------   ---------     ----------
Total                                              850                           (222,771)    190,034        (32,737)
                                               -------                         ----------   ---------     ----------
CDX NORTH AMERICA HIGH YIELD INDEX, SERIES 13:
Barclays Bank plc                       Sell     4,579     5.00      12/20/14     434,557       6,261        440,818
Goldman Sachs International             Sell     9,593     5.00      12/20/14     831,725      13,117        844,842
Goldman Sachs International             Sell     4,113     5.00      12/20/14     387,800       5,624        393,424
JPMorgan Chase Bank NA, NY
Branch                                  Sell     4,950     5.00      12/20/14     259,875       6,768        266,643
                                               -------                         ----------   ---------     ----------
Total                                           23,235                          1,913,957      31,770      1,945,727
                                               -------                         ----------   ---------     ----------
CVS CAREMARK CORP.
Deutsche Bank AG                         Buy     4,710     1.00       9/20/15      70,942     (31,017)        39,925
                                               -------                         ----------   ---------     ----------
Total                                            4,710                             70,942     (31,017)        39,925
                                               -------                         ----------   ---------     ----------
DEVELOPMENT BANK OF KAZAKHSTAN JSC
Credit Suisse International             Sell     4,440     3.75       2/20/13          --     115,715        115,715
                                               -------                         ----------   ---------     ----------
Total                                            4,440                                 --     115,715        115,715
                                               -------                         ----------   ---------     ----------
ISLAMIC REPUBLIC OF PAKISTAN
Citibank NA, New York                   Sell     1,570     5.10       3/20/13          --     (76,230)       (76,230)
                                               -------                         ----------   ---------     ----------
Total                                            1,570                                 --     (76,230)       (76,230)
                                               -------                         ----------   ---------     ----------
ISTANBUL BOND CO. S.A. FOR FINANSBANK AS
Morgan Stanley & Co. International
Ltd.                                    Sell     3,100     1.30       3/24/13          --    (334,492)      (334,492)
                                               -------                         ----------   ---------     ----------
Total                                            3,100                                 --    (334,492)      (334,492)
                                               -------                         ----------   ---------     ----------
MCDONALD'S CORP.
Deutsche Bank AG                        Sell     4,710     1.00       9/20/15    (131,723)    123,887         (7,836)
                                               -------                         ----------   ---------     ----------
Total                                            4,710                           (131,723)    123,887         (7,836)
                                               -------                         ----------   ---------     ----------
QUEST DIAGNOSTICS, INC.
Goldman Sachs International              Buy     4,690     1.00       9/20/15     (82,900)     93,115         10,215
                                               -------                         ----------   ---------     ----------
Total                                            4,690                            (82,900)     93,115         10,215
                                               -------                         ----------   ---------     ----------
RAYTHEON CO.
Citibank NA, New York                    Buy     4,690     1.00       9/20/15     103,736    (100,352)         3,384
                                               -------                         ----------   ---------     ----------
Total                                            4,690                            103,736    (100,352)         3,384
                                               -------                         ----------   ---------     ----------


                44 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

REPUBLIC OF PERU:
Citibank NA, New York                    Buy    10,000     1.00       9/20/15      11,275     136,810        148,085
Deutsche Bank AG                         Buy     1,900     1.71      12/20/16          --     (53,385)       (53,385)
                                               -------                         ----------   ---------     ----------
Total                                           11,900                             11,275      83,425         94,700
                                               -------                         ----------   ---------     ----------
REPUBLIC OF THE PHILIPPINES:
Barclays Bank plc                        Buy     3,270     1.76      12/20/14          --     (48,769)       (48,769)
JPMorgan Chase Bank NA, London
Branch                                   Buy     4,900     1.74      12/20/14          --     (69,132)       (69,132)
                                               -------                         ----------   ---------     ----------
Total                                            8,170                                 --    (117,901)      (117,901)
                                               -------                         ----------   ---------     ----------
SLM CORP.:
Citibank NA, New York                   Sell     2,690     5.00       9/20/15      92,542     (54,224)        38,318
Goldman Sachs International             Sell     1,000     5.00       9/20/15      30,556     (20,157)        10,399
UBS AG                                  Sell     1,000     5.00       9/20/15      32,917     (20,157)        12,760
                                               -------                         ----------   ---------     ----------
Total                                            4,690                            156,015     (94,538)        61,477
                                               -------                         ----------   ---------     ----------
STAPLES, INC.
Deutsche Bank AG                         Buy     4,600     1.00       9/20/15     (40,743)     94,466         53,723
                                               -------                         ----------   ---------     ----------
Total                                            4,600                            (40,743)     94,466         53,723
                                               -------                         ----------   ---------     ----------
TIME WARNER, INC.
Deutsche Bank AG                        Sell     4,600     1.00       9/20/15      86,336     (83,998)         2,338
                                               -------                         ----------   ---------     ----------
Total                                            4,600                             86,336     (83,998)         2,338
                                               -------                         ----------   ---------     ----------
VORNADO REALTY LP:
Citibank NA, New York                   Sell     1,990     1.00       9/20/15      23,914     (18,038)         5,876
UBS AG                                  Sell     2,720     1.00       9/20/15      28,468     (24,655)         3,813
                                               -------                         ----------   ---------     ----------
Total                                            4,710                             52,382     (42,693)         9,689
                                                                               ----------   ---------     ----------
Grand Total Buys                                                                   (5,207)     55,216         50,009
Grand Total Sells                                                               1,822,038      93,988      1,916,026
                                                                               ----------   ---------     ----------
Total Credit Default Swaps                                                     $1,816,831   $ 149,204     $1,966,035
                                                                               ==========   =========     ==========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                   TOTAL MAXIMUM POTENTIAL                             REFERENCE
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD   PAYMENTS FOR SELLING CREDIT                         ASSET RATING
PROTECTION                                        PROTECTION (UNDISCOUNTED)    AMOUNT RECOVERABLE*      RANGE**
----------------------------------------------   ---------------------------   -------------------   ------------
Non-Investment Grade Corporate Debt Indexes              $23,235,300                    $--                   B+
Investment Grade Single Name Corporate Debt               23,310,000                     --            A to BBB-
Investment Grade Sovereign Debt                            7,540,000                     --                 BBB-
Non-Investment Grade Sovereign Debt                        1,570,000                     --                   B-
                                                         -----------                    ---
Total                                                    $55,655,300                    $--
                                                         ===========                    ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


                45 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

INTEREST RATE SWAP CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                  NOTIONAL
INTEREST RATE/                     AMOUNT          PAID BY      RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                 (000'S)          THE FUND      THE FUND         DATE        VALUE
-------------------------------  ---------      -------------  -------------  -----------  ----------
BZDI:
Banco Santander SA, Inc.             9,870 BRR           BZDI         12.320%      1/2/17  $  162,073
Credit Suisse International         12,920 BRR           BZDI         11.480       1/2/12      68,158
Goldman Sachs Group, Inc. (The)     11,800 BRR           BZDI         12.800       1/2/17     443,785
Goldman Sachs Group, Inc. (The)     11,800 BRR           BZDI         12.920       1/2/14     386,869
Goldman Sachs Group, Inc. (The)     11,800 BRR           BZDI         12.870       1/2/14     192,830
Goldman Sachs Group, Inc. (The)     35,840 BRR           BZDI         11.460       1/2/12     188,520
Goldman Sachs Group, Inc. (The)      6,910 BRR           BZDI         12.260       1/2/15     225,804
Goldman Sachs Group, Inc. (The)     11,800 BRR           BZDI         12.290       1/2/15     103,262
JPMorgan Chase Bank NA              11,800 BRR           BZDI         13.900       1/2/17     986,109
Morgan Stanley                       8,510 BRR           BZDI         12.300       1/2/17     139,243
Morgan Stanley                      11,800 BRR           BZDI         11.490       1/2/12     164,286
                                 ---------                                                 ----------
Total                              144,850 BRR                                              3,060,939
                                 ---------                                                 ----------

SIX-MONTH AUD BBR BBSW
                                                                   Six-Month
Westpac Banking Corp.               12,810 AUD          5.660%  AUD BBR BBSW       8/6/20    (122,467)
                                 ---------                                                 ----------

SIX-MONTH GBP BBA LIBOR
                                                    Six-Month
Barclays Bank plc                    7,360 GBP  GBP BBA LIBOR        3.328         8/3/20     349,281
                                 ---------                                                 ----------

SIX-MONTH JPY BBA LIBOR:
                                                                   Six-Month
Citibank NA                        553,000 JPY          1.391  JPY BBA LIBOR      10/6/19    (301,662)
                                                                   Six-Month
JPMorgan Chase Bank NA             290,000 JPY          1.077  JPY BBA LIBOR       8/7/20      (6,368)
                                                                   Six-Month
JPMorgan Chase Bank NA             168,000 JPY          1.563  JPY BBA LIBOR      11/9/19    (109,956)
                                 ---------                                                 ----------
Total                            1,011,000 JPY                                               (417,986)
                                 ---------                                                 ----------

THREE-MONTH USD BBA LIBOR
                                                  Three-Month
Barclays Bank plc                   11,800      USD BBA LIBOR          2.500       9/2/20     (42,247)
                                                                                           ----------
Total Interest Rate Swaps                                                                  $2,827,520
                                                                                           ==========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD  Australian Dollar
BRR  Brazilian Real
GBP  British Pound Sterling
JPY  Japanese Yen

Abbreviations/Definitions are as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
BBR BBSW    Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI        Brazil Interbank Deposit Rate


                46 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

TOTAL RETURN SWAP CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                  NOTIONAL
REFERENCE ENTITY/                  AMOUNT                PAID BY            RECEIVED BY      TERMINATION
SWAP COUNTERPARTY                  (000'S)               THE FUND            THE FUND            DATE        VALUE
-------------------------------  ----------       ---------------------  ------------------  -----------  ----------
AMEX HEALTH CARE SELECT INDEX
                                                  One-Month USD BBA
                                                  LIBOR  plus 17 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of the AMEX
                                                  AMEX Health Care       Health Care
UBS AG                           $    1,972       Select Index           Select Index             9/9/11  $  102,219

CONSUMER STAPLES SELECT SECTOR
INDEX:
                                                  One-Month USD BBA
                                                  LIBOR plus 15 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of the Consumer
                                                  Consumer Staples       Staples Select
Morgan Stanley                        1,971       Select Sector Index    Sector Index             3/9/11      90,457

                                                  One-Month USD BBA
                                                  LIBOR plus 15 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of the Consumer
                                                  Consumer Staples       Staples Select
Morgan Stanley                            1       Select Sector Index    Sector Index            9/14/11          30
                                                                                                          ----------
Reference Entity Total                                                                                        90,487
                                                                                                          ----------
CUSTOM BASKET OF SECURITIES:
                                                  One-Month CHF BBA
                                                  LIBOR plus 30 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Citibank NA                           1,538  CHF  securities             securities              1/12/11      59,112

                                                  One-Month EURIBOR
                                                  plus 30 basis points
                                                  and if negative, the   If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Citibank NA                           3,566  EUR  securities             securities              1/12/11     167,861

                                                  One-Month GBP BBA
                                                  LIBOR plus 30 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Citibank NA                           1,713  GBP  securities             securities              1/12/11     127,953

                                                  One-Month SEK
                                                  STIBOR SIDE plus 30
                                                  basis points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Citibank NA                           4,115  SEK  securities             securities              1/12/11      20,614

                                                  One-Month JPY BBA
                                                  LIBOR plus 53 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Citibank NA, New York             1,108,331  JPY  securities             securities              4/14/11     438,319


                47 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                  One-Month USD BBA
                                                  LIBOR plus 18 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Goldman Sachs Group, Inc. (The)      23,900       securities             securities               9/9/11   1,084,884

                                                  One-Month GBP BBA
                                                  LIBOR plus 50 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of a      of a custom
                                                  custom basket of       basket of
Morgan Stanley                        4,587  GBP  securities             securities              1/14/11     194,106
                                                                                                          ----------
Reference Entity Total                                                                                     2,092,849
                                                                                                          ----------

MATERIALS SELECT SECTOR INDEX:

                                                  One-Month USD BBA
                                                  LIBOR and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of the Materials
                                                  Materials Select       Select Sector
Morgan Stanley                        1,956       Sector Index           Index                   8/10/11      74,263

                                                  One-Month USD BBA
                                                  LIBOR and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of the Materials
                                                  Materials Select       Select Sector
Morgan Stanley                           42       Sector Index           Index                   9/14/11       1,188
                                                                                                          ----------
Reference Entity Total                                                                                        75,451
                                                                                                          ----------

MSCI DAILY GROSS TR EUROPE EURO INDEX:

                                                                         One-Month
                                                                         EURIBOR minus 60
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross       Gross Europe Euro
Citibank NA                           1,881  EUR  Europe Euro Index      Index                   1/12/11      19,665

                                                                         One-Month
                                                                         Europe EURIBOR
                                                                         minus 3 basis
                                                                         points and if
                                                                         negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross       Gross Europe Euro
Goldman Sachs Group, Inc. (The)         358  EUR  Europe Euro Index      Index                   1/17/11         137

                                                                         One-Month
                                                                         EURIBOR minus 30
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross       Gross Europe Euro
Morgan Stanley                        3,840  EUR  Europe Euro Index      Index                   1/12/11     (35,330)
                                                                                                          ----------
Reference Entity Total                                                                                       (15,528)
                                                                                                          ----------

MSCI DAILY TR GROSS EAFE USD INDEX:
                                                                         One-Month USD
                                                                         LIBOR plus 15
                                                                         basis points and
                                                                         if negative the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross EAFE  Gross EAFE USD
Citibank NA                           3,664       USD Index              Index                   10/7/10    (351,618)


                48 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                         One-Month USD
                                                                         LIBOR minus 5
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross EAFE  Gross EAFE USD
Goldman Sachs Group, Inc. (The)         120       USD Index              Index                    7/8/11      (7,615)

                                                                         One-Month USD
                                                                         BBA LIBOR plus 10
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross EAFE  Gross EAFE USD
Goldman Sachs Group, Inc. (The)       1,668       USD Index              Index                   5/11/11     (98,053)

                                                                         One-Month USD
                                                                         LIBOR minus 5
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross EAFE  Gross EAFE USD
Goldman Sachs Group, Inc. (The)         563       USD Index              Index                    7/8/11     (39,247)

                                                  One-Month USD BBA
                                                  LIBOR plus 40 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross EAFE  Gross EAFE USD
UBS AG                                5,792       USD Index              Index                   7/12/11     415,193

                                                                         One-Month USD
                                                                         LIBOR minus 10
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the MSCI Daily
                                                  MSCI Daily Gross EAFE  Gross EAFE USD
UBS AG                                6,463       USD Index              Index                  10/11/10    (443,436)
                                                                                                          ----------
Reference Entity Total                                                                                      (524,776)
                                                                                                          ----------

MSCI DAILY TR ITALY USD INDEX:

                                                  One-Month USD BBA
                                                  LIBOR minus 25 basis
                                                  points and if
                                                  negative, the
                                                  absolute value of the  If positive,
                                                  Total Return of the    the Total Return
                                                  MSCI Daily Italy USD   of the MSCI Daily
Goldman Sachs Group, Inc. (The)       2,245       Index                  Italy USD Index          3/4/11     157,366

                                                  One-Month USD BBA
                                                  LIBOR minus 25 basis
                                                  points and if
                                                  negative, the
                                                  absolute value of the  If positive,
                                                  Total Return of the    the Total Return
                                                  MSCI Daily Italy USD   of the MSCI Daily
Goldman Sachs Group, Inc. (The)         475       Index                  Italy USD Index          3/4/11      36,364
                                                                                                          ----------
Reference Entity Total                                                                                       193,730
                                                                                                          ----------

MSCI DAILY TR NET EMERGING MARKETS
KOREA PRICE RETURN INDEX

                                                  One-Month USD BBA
                                                  LIBOR plus 30 basis
                                                  points and if
                                                  negative, the
                                                  absolute value of the   If positive,
                                                  Total Return of the     the Total Return
                                                  MSCI Daily Net          of the MSCI Daily
                                                  Emerging Markets        Net Emerging
                                                  Korea Price Return      Markets Korea
UBS AG                                2,417       Index                   Price Return Index       8/8/11    219,129


                49 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

MSCI DAILY TR NET SPAIN USD INDEX

                                                  One-Month USD BBA
                                                  LIBOR minus 30 basis   If positive,
                                                  points and if          the absolute
                                                  negative, the          value of the
                                                  absolute value of the  Total Return of
                                                  Total Return of the    the MSCI Daily
                                                  MSCI Daily Net Spain   Net Spain USD
Citibank NA                           2,462       USD Index              Index                    9/7/11     145,645

MSCI DAILY TR NET SWITZERLAND USD
INDEX
                                                  One-Month USD BBA      If positive,
                                                  LIBOR and if           the absolute
                                                  negative, the          value of the
                                                  absolute value of the  Total Return of
                                                  Total Return of the    the MSCI Daily
                                                  MSCI Daily Net         Net Switzerland
Citibank NA                           2,413       Switzerland USD Index  USD Index                9/7/11      76,803

MSCI MALAYSIA TR INDEX

                                                  One-Month USD BBA
                                                  LIBOR plus 10 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the Total Return
                                                  Total Return of the    of MSCI Malaysia
Nomura International                  2,402       MSCI Malaysia Index    Index                    9/8/11      78,304

S&P 400 MIDCAP INDEX

                                                                         One-Month USD
                                                                         BBA LIBOR minus 9
                                                                         basis points and
                                                                         if negative, the
                                                                         absolute value of
                                                  If positive, the       the Total Return
                                                  Total Return of the    of the S&P 400
Goldman Sachs Group, Inc. (The)       5,885       S&P 400 Midcap Index   Midcap Index             9/9/11    (329,457)

THE ORDINARY SHARES OF NOVO NORDISK AS

                                                  One-Month DKK BBA
                                                  LIBOR plus 30 basis
                                                  points and if
                                                  negative, the          If positive,
                                                  absolute value of the  the absolute
                                                  Total Return of the    value of the
                                                  ordinary shares of     ordinary shares
Citibank NA                           1,096  DKK  Novo Nordisk AS        of Novo Nordisk AS      4/11/11      11,255
                                                                                                          ----------
Total of Total Return Swaps                                                                               $2,216,111
                                                                                                          ==========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF            Swiss Franc
DKK            Danish Krone
EUR            Euro
GBP            British Pounds Sterling
JPY            Japanese Yen
SEK            Swedish Krona

Abbreviations are as follows:

AMEX          American Stock Exchange
BBA LIBOR     British Bankers' Association London-Interbank Offered Rate
EAFE          Europe, Australasia, Far East
EURIBOR       Euro Interbank Offered Rate
MSCI          Morgan Stanley Capital International
S&P           Standard & Poor's
STIBOR SIDE   Stockholm Interbank Offered Rate
TR            Total Return


                50 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

CURRENCY SWAPS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                   NOTIONAL
REFERENCE ENTITY/                   AMOUNT             PAID BY        RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                   (000'S)           THE FUND          THE FUND          DATE         VALUE
--------------------------------   --------        -------------   ----------------   -----------   -----------
EACH OF JSC "RUSHYDRO" (OPEN
JOINT STOCK COMPANY "FEDERAL
HYDROGENEARATION COMPANY")
AND OJSC SARATOVSKAYA HPP AND
ANY SUCCESSOR(S) TO THESE
REFERENCE ENTITIES
                                                                   7.75% from
                                                                   debt
                                                                   obligations of
                                                                   JSC Rushydro
Morgan Stanley Capital Services,                   Three-Month     and OJSC
Inc.                                271,430  RUR   USD BBA LIBOR   Saratovskaya HPP      12/26/13   $(1,404,144)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

RUR           Russian Ruble

Abbreviation/Definition is as follows:

BBA LIBOR     British Bankers' Association London-Interbank Offered Rate

VOLATILITY SWAPS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                  NOTIONAL
REFERENCE ENTITY/                  AMOUNT                 PAID BY           RECEIVED BY      TERMINATION
SWAP COUNTERPARTY                  (000'S)               THE FUND            THE FUND            DATE        VALUE
-------------------------------  ----------       ---------------------  ------------------  -----------  ----------
AUD/CAD EXCHANGE RATE:

                                                  The Historic
                                                  Volatility of the mid
                                                  AUD/CAD spot exchange
                                                  rate during the
Citibank NA                              13  AUD  Observation Period                   9.90%    10/28/10  $    6,986

                                                  The Historic
                                                  Volatility of the mid
                                                  AUD/CAD spot exchange
Credit Suisse                                     rate during the
International                            13  AUD  Observation Period                   9.65     10/29/10      (5,867)
                                                                                                          ----------
Reference Entity Total                                                                                         1,119
                                                                                                          ----------

CHF/JPY EXCHANGE RATE:
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/JPY spot exchange
                                                  rate during the
Citibank NA                              13  CHF  Observation Period                  11.30     10/13/10     (24,824)
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/JPY spot exchange
Credit Suisse                                     rate during the
International                            13  CHF  Observation Period                  11.95     10/11/10     (11,517)
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/JPY spot exchange
                                                  rate during the
Deutsche Bank AG                         13  CHF  Observation Period                  11.45     10/14/10     (22,439)


                51 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/JPY spot exchange
                                                  rate during the
Deutsche Bank AG                         13  CHF  Observation Period                  11.75     10/12/10      (9,658)
                                                                                                          ----------
Reference Entity Total                                                                                       (68,438)
                                                                                                          ----------

CHF/NOK EXCHANGE RATE:
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/NOK spot exchange
                                                  rate during the
Citibank NA                              12  CHF  Observation Period                  13.25     10/29/10      10,888
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/NOK spot exchange
Credit Suisse                                     rate during the
International                            13  CHF  Observation Period                  12.60     10/25/10       4,975
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/NOK spot exchange
Credit Suisse                                     rate during the
International                            12  CHF  Observation Period                  13.05      11/4/10      (6,537)
                                                  The Historic
                                                  Volatility of the mid
                                                  CHF/NOK spot exchange
                                                  rate during the
Deutsche Bank AG                         13  CHF  Observation Period                  13.50     10/25/10      21,171
                                                                                                          ----------
Reference Entity Total                                                                                        30,497
                                                                                                          ----------

GBP/JPY EXCHANGE RATE:

                                                                         The Historic
                                                                         Volatility of
                                                                         the mid GBY/JPY
                                                                         spot exchange
                                                                         rate during the
                                                                         Observation
Citibank NA                               8  GBP                  13.75% Period                 10/21/10     (18,526)
                                                                         The Historic
                                                                         Volatility of
                                                                         the mid GBP/JPY
                                                                         spot exchange
                                                                         rate during the
Credit Suisse                                                            Observation
International                             8  GBP                  14.00  Period                 10/18/10     (41,276)
                                                                         The Historic
                                                                         Volatility of
                                                                         the mid GBP/JPY
                                                                         spot exchange
                                                                         rate during the
Credit Suisse                                                            Observation
International                             8  GBP                  13.75  Period                 10/22/10     (20,634)
                                                                         The Historic
                                                                         Volatility of
                                                                         the mid GBP/JPY
                                                                         spot exchange
                                                                         rate during the
                                                                         Observation
Deutsche Bank AG                          8  GBP                  14.05  Period                 10/22/10     (13,924)
                                                                                                          ----------
Reference Entity Total                                                                                       (94,360)
                                                                                                          ----------

GBP/NOK EXCHANGE RATE

                                                                         The Historic
                                                                         Volatility of
                                                                         the mid GBP/NOK
                                                                         spot exchange
                                                                         rate during the
                                                                         Observation
Citibank NA                               8  GBP                  11.15  Period                 10/27/10      (1,532)


                52 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

NZD/CHF EXCHANGE RATE:

                                                                         The Historic
                                                                         Volatility of
                                                                         the mid NZD/CHF
                                                                         spot exchange
                                                                         rate during the
                                                                         Observation
Citibank NA                              18  NZD                  14.50  Period                  10/7/10     (66,215)
                                                                         The Historic
                                                                         Volatility of
                                                                         the mid NZD/CHF
                                                                         spot exchange
                                                                         rate during the
                                                                         Observation
Citibank NA                              18  NZD                  14.50  Period                  10/7/10     (67,376)
                                                                                                          ----------
Reference Entity Total                                                                                      (133,591)
                                                                                                          ----------

NZD/JPY EXCHANGE RATE

                                                  The Historic
                                                  Volatility of the mid
                                                  NZD/JPY spot exchange
                                                  rate during the
Barclays Bank plc                        17  NZD  Observation Period                  16.80     10/18/10       6,092

NZD/USD EXCHANGE RATE

                                                  The Historic
                                                  Volatility of the mid
                                                  NZD/USD spot exchange
                                                  rate during the
Barclays Bank plc                        13       Observation Period                  14.35      11/1/10     (38,756)

USD/JPY EXCHANGE RATE

                                                  The Historic
                                                  Volatility of the mid
                                                  USD/JPY spot exchange
Credit Suisse                                     rate during the
International                            13       Observation Period                  11.30     10/15/10     (30,349)
                                                                                                          ----------
Total Volatility Swaps                                                                                    $ (329,318)
                                                                                                          ==========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
CAD   Canadian Dollar
CHF   Swiss Franc
GBP   British Pounds Sterling
JPY   Japanese Yen
NOK   Norwegian Krone
NZD   New Zealand Dollar

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF SEPTEMBER 30, 2010 IS AS FOLLOWS:

                                         SWAP TYPE FROM           NATIONAL
SWAP COUNTERPARTY                        FUND PERSPECTIVE      AMOUNT (000'S)          VALUE
---------------------------------------  --------------------  --------------       -----------
Banco Santander SA, Inc.                 Interest Rate                  9,870  BRR  $   162,073
Barclays Bank plc:
                                         Credit Default Buy
                                         Protection                     3,270           (48,769)
                                         Credit Default Sell
                                         Protection                     4,579             6,261
                                         Interest Rate                  7,360  GBP      349,281
                                         Interest Rate                 11,800           (42,247)
                                         Volatility                        17  NZD        6,092
                                         Volatility                        13           (38,756)
                                                                                    -----------
                                                                                        231,862
                                                                                    -----------
Citibank NA:
                                         Interest Rate                553,000  JPY     (301,662)


                53 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                         Total Return                   1,538  CHF       59,112
                                         Total Return                   1,096  DKK       11,255
                                         Total Return                   5,447  EUR      187,526
                                         Total Return                   1,713  GBP      127,953
                                         Total Return                   4,115  SEK       20,614
                                         Total Return                   8,539          (129,170)
                                         Volatility                        13  AUD        6,986
                                         Volatility                        25  CHF      (13,936)
                                         Volatility                        16  GBP      (20,058)
                                         Volatility                        36  NZD     (133,591)
                                                                                    -----------
                                                                                       (184,971)
                                                                                    -----------
Citibank NA, New York:
                                         Credit Default Buy
                                         Protection                    14,690            36,458
                                         Credit Default Sell
                                         Protection                     8,275            51,616
                                         Total Return               1,108,331  JPY      438,319
                                                                                    -----------
                                                                                        526,393
                                                                                    -----------
Credit Suisse International:
                                         Credit Default Buy
                                         Protection                       850           190,034
                                         Credit Default Sell
                                         Protection                     4,440           115,715
                                         Interest Rate                 12,920  BRR       68,158
                                         Volatility                        13  AUD       (5,867)
                                         Volatility                        38  CHF      (13,079)
                                         Volatility                        16  GBP      (61,910)
                                         Volatility                        13           (30,349)
                                                                                    -----------
                                                                                        262,702
                                                                                    -----------
Deutsche Bank AG:
                                         Credit Default Buy
                                         Protection                    11,210            10,064
                                         Credit Default Sell
                                         Protection                     9,310            39,889
                                         Volatility                        39  CHF      (10,926)
                                         Volatility                         8  GBP      (13,924)
                                                                                    -----------
                                                                                         25,103
                                                                                    -----------
Goldman Sachs Group, Inc. (The):
                                         Interest Rate                 89,950  BRR    1,541,070
                                         Total Return                     358  EUR          137
                                         Total Return                  28,971         1,133,699
                                         Total Return                   5,885          (329,457)
                                                                                    -----------
                                                                                      2,345,449
                                                                                    -----------
Goldman Sachs International:
                                         Credit Default Buy
                                         Protection                     9,400           (63,439)
                                         Credit Default Sell
                                         Protection                    17,281           253,043
                                                                                    -----------
                                                                                        189,604
                                                                                    -----------
JPMorgan Chase Bank NA:
                                         Interest Rate                 11,800  BRR      986,109
                                         Interest Rate                458,000  JPY     (116,324)
                                                                                    -----------
                                                                                        869,785
                                                                                    -----------
JPMorgan Chase Bank NA, London Branch    Credit Default Buy
                                         Protection                     4,900           (69,132)
                                         Credit Default Sell
JPMorgan Chase Bank NA, NY Branch        Protection                     4,950             6,768
Morgan Stanley:
                                         Interest Rate                 20,310  BRR      303,529


                54 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                         Total Return                   3,840  EUR      (35,330)
                                         Total Return                   4,587  GBP      194,106
                                         Total Return                   3,970           165,938
                                                                                    -----------
                                                                                        628,243
                                                                                    -----------
Morgan Stanley & Co. International Ltd.  Credit Default Sell
                                         Protection                     3,100          (334,492)
Morgan Stanley Capital Services, Inc.    Currency                     271,430  RUR   (1,404,144)
Nomura International                     Total Return                   2,402            78,304
UBS AG:
                                         Credit Default Sell
                                         Protection                     3,720           (44,812)
                                         Total Return                  16,644           293,105
                                                                                    -----------
                                                                                        248,293
                                                                                    -----------
Westpac Banking Corp.                    Interest Rate
                                                                       12,810  AUD     (122,467)
                                                                                    -----------
Total Swaps                                                                         $ 3,459,373
                                                                                    ===========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
CHF   Swiss Franc
DKK   Danish Krone
EUR   Euro
GBP   British Pounds Sterling
JPY   Japanese Yen
NZD   New Zealand Dollar
RUR   Russian Ruble
SEK   Swedish Krona

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.


                55 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers


                56 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities               $54,167,889
Sold securities                      5,651,716

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost                                $39,364,342
Market Value                        $ 8,809,676
Market Value as a % of Net Assets          0.37%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in


                57 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the "master funds"). Each master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund's investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds' expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in the master funds.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.


                58 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $16,858,616, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $8,758,991 as of September 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of September 30, 2010 the Fund has required certain counterparties to post collateral of $5,266,189.


                59 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $4,632,092 for which the Fund has posted collateral of $1,652,858. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.


                60 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.


                61 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended September 30, 2010 was as follows:

                                      CALL OPTIONS                 PUT OPTIONS
                            ----------------------------   ---------------------------
                               NUMBER OF      AMOUNT OF       NUMBER OF      AMOUNT OF
                               CONTRACTS       PREMIUMS       CONTRACTS      PREMIUMS
                            --------------   -----------   --------------   ----------
Options outstanding as of
   December 31, 2009                    --   $        --      108,600,000   $  106,195
Options written              4,085,825,000     2,023,487    2,024,125,000    1,626,263
Options closed or expired   (1,788,105,000)   (1,156,880)  (1,619,620,000)    (878,688)
Options exercised           (1,497,720,000)     (657,983)    (513,105,000)    (853,770)
                            --------------   -----------   --------------   ----------
Options outstanding as of
   September 30, 2010          800,000,000   $   208,624               --   $       --
                            ==============   ===========   ==============   ==========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap.


                62 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.


                63 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     VOLATILITY SWAP CONTRACTS. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price.

     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.


                64 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

UNFUNDED PURCHASE AGREEMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $10,599,629 at September 30, 2010. The following agreements are subject to funding based on the borrower's discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

As of September 30, 2010, the Fund had unfunded purchase agreements as follows:

                                                       COMMITMENT
                                                      TERMINATION    UNFUNDED
                                                          DATE         AMOUNT
                                                      -----------   ----------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.     10/23/13    $8,800,459

                                                                  COMMITMENT
                                                      INTEREST   TERMINATION   UNFUNDED      UNREALIZED
                                                        RATE         DATE       AMOUNT      APPRECIATION
                                                      --------   -----------   ----------   ------------
Deutsche Bank AG; An unfunded commitment that
   the Fund receives 0.125% quarterly; and will
   pay out, upon request, up to 1,799,170 USD to a
   Peruvian Trust through Deutsche Bank's Global
   Note Program. Upon funding requests, the
   unfunded portion decreases and new structured
   securities will be created and held by the fund
   to maintain a consistent exposure level.             0.50%      10/15/10    $1,799,170      $25,189

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,354,034,528
Federal tax cost of other investments      519,503,957
                                        --------------
Total federal tax cost                  $2,873,538,485
                                        ==============


                65 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Gross unrealized appreciation           $ 179,721,987
Gross unrealized depreciation            (149,208,871)
                                        -------------
Net unrealized appreciation             $  30,513,116
                                        =============


                66 | Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
COMMON STOCKS--95.5%
CONSUMER DISCRETIONARY--8.7%
AUTO COMPONENTS--1.6%
Lear Corp.(1)                                                           1,380   $       108,923
                                                                                ---------------
HOUSEHOLD DURABLES--1.7%
Mohawk Industries, Inc.(1)                                              2,090           111,397
                                                                                ---------------
MEDIA--5.4%
Comcast Corp., Cl. A                                                    6,140           111,011
Time Warner Cable, Inc.                                                 1,640            88,544
Viacom, Inc., Cl. B                                                     4,570           165,388
                                                                                ---------------
                                                                                        364,943
                                                                                ---------------
CONSUMER STAPLES--5.8%
BEVERAGES--3.1%
Coca-Cola Co. (The)                                                       980            57,350
Molson Coors Brewing Co., Cl. B, Non-Vtg.                               3,242           153,087
                                                                                ---------------
                                                                                        210,437
                                                                                ---------------
FOOD & STAPLES RETAILING--2.7%
Wal-Mart Stores, Inc.                                                     660            35,323
Walgreen Co.                                                            4,324           144,854
                                                                                ---------------
                                                                                        180,177
                                                                                ---------------
ENERGY--14.8%
ENERGY EQUIPMENT & SERVICES--2.3%
Halliburton Co.                                                         4,730           156,421
                                                                                ---------------
OIL, GAS & CONSUMABLE FUELS--12.5%
Chevron Corp.                                                           3,580           290,159
CONSOL Energy, Inc.                                                     3,460           127,882
Exxon Mobil Corp.                                                       2,054           126,917
Marathon Oil Corp.                                                      4,108           135,975
Royal Dutch Shell plc, ADR                                              1,230            74,169
Ultra Petroleum Corp.(1)                                                2,080            87,318
                                                                                ---------------
                                                                                        842,420
                                                                                ---------------
FINANCIALS--21.0%
CAPITAL MARKETS--5.0%
E*TRADE Financial Corp.(1)                                              6,121            88,999
Goldman Sachs Group, Inc. (The)                                           690            99,760
State Street Corp.                                                      3,940           148,380
                                                                                ---------------
                                                                                        337,139
                                                                                ---------------
COMMERCIAL BANKS--6.2%
CIT Group, Inc.(1)                                                      3,180           129,808
PNC Financial Services Group, Inc.                                      1,800            93,438
Wells Fargo & Co.                                                       7,850           197,271
                                                                                ---------------
                                                                                        420,517
                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES--4.0%
JPMorgan Chase & Co.                                                    7,040           268,013
                                                                                ---------------
INSURANCE--5.8%
ACE Ltd.                                                                2,760           160,770
CNO Financial Group, Inc.(1)                                            6,800            37,672


                          1 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
INSURANCE CONTINUED
MetLife, Inc.                                                           5,050   $       194,173
                                                                                ---------------
                                                                                        392,615
                                                                                ---------------
HEALTH CARE--13.0%
BIOTECHNOLOGY--3.8%
Amgen, Inc.(1)                                                          1,220            67,234
Gilead Sciences, Inc.(1)                                                5,450           194,075
                                                                                ---------------
                                                                                        261,309
                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES--2.0%
Aetna, Inc.                                                             2,020            63,852
WellPoint, Inc.(1)                                                      1,240            70,234
                                                                                ---------------
                                                                                        134,086
                                                                                ---------------
PHARMACEUTICALS--7.2%
Merck & Co., Inc.                                                       5,930           218,283
Pfizer, Inc.                                                           15,499           266,118
                                                                                ---------------
                                                                                        484,401
                                                                                ---------------
INDUSTRIALS--10.4%
AEROSPACE & DEFENSE--0.6%
AerCap Holdings NV(1)                                                   3,570            42,233
                                                                                ---------------
INDUSTRIAL CONGLOMERATES--2.6%
Tyco International Ltd.                                                 4,760           174,835
                                                                                ---------------
MACHINERY--4.2%
Ingersoll-Rand plc                                                      3,810           136,055
Navistar International Corp.(1)                                         3,363           146,761
                                                                                ---------------
                                                                                        282,816
                                                                                ---------------
ROAD & RAIL--2.2%
Norfolk Southern Corp.                                                  2,470           146,990
                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
Aircastle Ltd.                                                          6,510            55,205
                                                                                ---------------
INFORMATION TECHNOLOGY--7.3%
COMMUNICATIONS EQUIPMENT--2.6%
Harris Corp.                                                            2,250            99,653
QUALCOMM, Inc.                                                          1,690            76,253
                                                                                ---------------
                                                                                        175,906
                                                                                ---------------
COMPUTERS & PERIPHERALS--1.4%
Dell, Inc.(1)                                                           7,610            98,626
                                                                                ---------------
OFFICE ELECTRONICS--1.1%
Xerox Corp.                                                             7,040            72,864
                                                                                ---------------
SOFTWARE--2.2%
Oracle Corp.                                                            5,560           149,286
                                                                                ---------------
MATERIALS--4.6%
CHEMICALS--4.6%
Celanese Corp., Series A                                                4,610           147,981
Mosaic Co. (The)                                                        2,740           161,002
                                                                                ---------------
                                                                                        308,983
                                                                                ---------------
TELECOMMUNICATION SERVICES--4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.3%
AT&T, Inc.                                                              7,752           221,707
                                                                                ---------------


                          2 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                                   Shares            Value
                                                              ---------------   ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
Vodafone Group plc, Sponsored ADR                                       2,690   $        66,739
                                                                                ---------------
UTILITIES--5.6%
ELECTRIC UTILITIES--4.1%
Edison International, Inc.                                              4,420           152,004
Entergy Corp.                                                             860            65,816
Exelon Corp.                                                            1,426            60,719
                                                                                ---------------
                                                                                        278,539
                                                                                ---------------
MULTI-UTILITIES--1.5%
NiSource, Inc.                                                          1,790            31,146
PG&E Corp.                                                              1,604            72,851
                                                                                ---------------
                                                                                        103,997
                                                                                ---------------
Total Common Stocks (Cost $5,745,731)                                                 6,451,524
                                                                                ---------------
INVESTMENT COMPANY--4.1%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24% (2,3) (Cost $274,860)                                           274,860           274,860
                                                                                ---------------
TOTAL INVESTMENTS, AT VALUE (COST $6,020,591)                            99.6%        6,726,384
Other Assets Net of Liabilities                                           0.4            28,036
                                                              ---------------   ---------------
Net Assets                                                              100.0%  $     6,754,420
                                                              ===============   ===============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of September 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows


                                                           SHARES          GROSS       GROSS             SHARES
                                                     DECEMBER 31, 2009   ADDITIONS   REDUCTIONS   SEPTEMBER 30, 2010
                                                     -----------------   ---------   ----------   ------------------
Oppenheimer Institutional Money Market Fund, Cl. E       340,073         3,855,475    3,920,688       274,860


                                                       VALUE     INCOME
                                                     ---------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $274,860     $440

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:


                          3 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                              LEVEL 2--
                                 LEVEL 1--      OTHER        LEVEL 3--
                                UNADJUSTED   SIGNIFICANT    SIGNIFICANT
                                  QUOTED     OBSERVABLE    UNOBSERVABLE
                                  PRICES       INPUTS         INPUTS        VALUE
                                ----------   -----------   ------------   ----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  585,263       $--            $--       $  585,263
   Consumer Staples                390,614        --             --          390,614
   Energy                          998,841        --             --          998,841
   Financials                    1,418,284        --             --        1,418,284
   Health Care                     879,796        --             --          879,796
   Industrials                     702,079        --             --          702,079
   Information Technology          496,682        --             --          496,682
   Materials                       308,983        --             --          308,983
   Telecommunication Services      288,446        --             --          288,446
   Utilities                       382,536        --             --          382,536
Investment Company                 274,860        --             --          274,860
                                ----------       ---            ---       ----------
Total Assets                    $6,726,384       $--            $--       $6,726,384
                                ----------       ---            ---       ----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                          4 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts,


                          5 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are


                          6 | Oppenheimer Value Fund/VA

Oppenheimer Value Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of September 30, 2010, the Fund did not hold any outstanding written options.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $6,239,383
                                 ==========
Gross unrealized appreciation    $  576,351
Gross unrealized depreciation       (89,350)
                                 ----------
Net unrealized appreciation      $  487,001
                                 ==========


                          7 | Oppenheimer Value Fund/VA

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 11/09/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 11/09/2010


By: /s/ Brian W. Wixted
    ----------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 11/09/2010